UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

Annual Report

December 31, 2016

AXA Premier VIP Trust Annual Report

December 31, 2016

FY2016 Market Overview

Economy

In the U.S., the economy expanded modestly during 2016. A weak jobs report in the Spring extinguished expectations for an immediate interest rate hike, although Federal Reserve (Fed) Chair Janet Yellen said that the central bank still expected to gradually increase rates. Concerns over monetary policy, the Bank of Japan’s “comprehensive review,” the European Central Bank’s (ECB) inaction and the Fed’s path toward a potential rate hike caused some concern as the markets headed into the fourth quarter. Donald Trump’s surprise victory in the U.S. presidential election led the way for a domestic equity rally. As many focused on the potential growth-enhancing policies from the new Trump administration — including infrastructure spending, tax reform and deregulation — the Fed followed through with a rate hike in December. The U.S. labor market trended upward as the year advanced, with strong consumer spending, which contributed to the GDP. Inflation, as measured by the Consumer Price Index, remained subdued for most of the period, but rose at the end of the year.

Outside the U.S., global inflation remained elusive and major central banks remained committed to price stability. Central banks in Japan, Sweden, Denmark and Switzerland, and the European Central Bank (ECB) maintained key benchmark rates below zero in a continued effort to fight deflation and encourage economic activity. Overall, global monetary policies appeared accommodative enough to stimulate price appreciation and grow economic activity. China continued to struggle with its transition from an export-dominated manufacturing economy to one more balanced with services and domestic consumption, though the Chinese government and its central bank were willing to provide more stimulus to ease the transition. That policy helped stabilize the global economy in the latter half of the year, and boosted many emerging economies, such as Brazil.

Fixed Income

U.S. bonds produced modest returns throughout the first three quarters of 2016, with the global bond market performing slightly better. The beginning of 2016 saw a continuation of the themes that had plagued markets at the end of the previous year, namely, risk aversion due to falling oil prices and a possible global growth slowdown. Investors eventually relented as oil prices stabilized in mid-February and news from China began looking rosier than expected. The reassuring tone of the Fed, the ECB and the Bank of Japan at the beginning of the year seemed to further reduce volatility across credit markets. Broadly speaking, longer-dated and lower-rated securities performed the best during the period.

Credit spreads in Europe widened dramatically after the United Kingdom (the “U.K.”) voted in June 2016 to withdraw from the European Union, commonly referred to as “Brexit,” which indicated higher risks in that market. Investors initially responded by selling risk-sensitive assets and taking shelter in safe-haven assets. U.S. 10-year Treasuries dropped, and 10-year German bund yields also hit record lows and were negative, for the first time ever, at one point.

In the rest of the world, the Bank of Japan clung to its policy of negative interest rates, maintaining a small charge on reserves held. Inaction in June disappointed the markets, leading the yen to appreciate strongly. By Fall, emerging market economies rallied, due to reduced U.S. rate-hike expectations, oil-price stabilization and market-friendly political developments.

Toward the end of the Fall, bond returns had mostly turned positive. Investors began to favor riskier debt, specifically high-yield corporate bonds and emerging-market debt. Lending growth and availability of credit continue to expand, despite substantial debt issuance and an increase in defaults for the quarter. However, the end of 2016 brought a sudden selloff in the Treasury market as Donald Trump was elected U.S. president and the Fed raised its short-term interest rate target range to 0.50 - 0.75% on December 15.

U.S. Equity

All major equity categories were positive in 2016, with a significant portion of those gains realized in the weeks following the U.S. presidential election. U.S. stocks were among the strongest performers in 2016, with small-caps surging at the end of the year, based on expectations that they would benefit disproportionately from President Trump’s policy agenda.

Equity markets got off to a very rough start in the first six weeks of 2016, falling sharply through early February. Market performance seemed to reflect investor anxiety about global growth, Chinese policy, the stability of European banks and other geopolitical issues. As oil prices began to stabilize and recession concerns receded somewhat, investors turned again to equities, which recovered when the Fed opted in March to keep interest rates unchanged. Telecommunication and utilities firms led the market as investors appeared to seek shares of relatively stable, dividend-paying companies. The energy sector also advanced as oil prices rebounded.

In the second quarter, U.S. equities produced modest returns. Concerns over the health of the global economy weighed on investor sentiment for most of the period, but stocks began to move higher as earnings reports generally exceeded low expectations. By late June, the Brexit vote led to sharp declines, but stocks rebounded quickly. The broad-based market rose modestly and, by early July, U.S. companies were again trading at fresh year-to-date highs, with some indices at all-time highs.

Toward the end of the third quarter, investors shifted to a “risk-on” environment, with cyclical stocks strongly outperforming defensive stocks and emerging markets stocks outperforming developed market stocks.

Luxury and media companies benefitted in the fourth quarter, with the election of Donald Trump, as did many cyclical companies and industries, such as energy and materials sectors. Energy accumulated the largest gains among the S&P 500 sectors, with the price of crude oil rising on the wake of the OPEC nation’s agreement to curb production late in the year. Metals and mining, and construction-related stocks rebounded, supporting the materials sector’s advance. Health care declined due to speculation about the future of the Affordable Care Act and continued rhetoric around cost cutting.

International Equity

Throughout 2016, the primary drivers of international equity market returns included U.S. growth and the timing of Fed tightening, concerns about China’s economy and the global growth outlook, currency and commodity volatility, the Brexit referendum, risk in the Middle East and the election of Donald Trump in the U.S. Developed-market stocks fell modestly during the first three quarters of the year, while emerging markets offered impressive gains. Toward the end of Fall, global equity markets rose as investors welcomed signs that interest rates would remain low. As in the U.S., global investors also shifted toward riskier stocks, while pulling back from defensive sectors that had been in favor earlier in the year.

In Japan, confidence dropped in Prime Minister Abe’s economic plan and the effectiveness of the Bank of Japan’s monetary policies to reverse two decades of deflation. After three years of weakness, the yen strengthened in the first half of 2016 as negative interest rates spurred a rally in bonds and fixed-income inflows. The yen rallied further as the turmoil from the June Brexit vote drove risk-off sentiment in the market and a flight to safety. A weaker yen had helped prop up corporate profits and spur inflation; the stronger yen drove Japanese stocks to decline.

After an uncertain start to the year, China’s equity markets stabilized as the economy appeared to be growing modestly, with domestic consumption — reflected by new-economy companies and real estate — showing strength. Old-economy stocks, such as cement and steel companies, appeared to be under pressure as the government continued a long-term economic transformation from dependence on high fixed asset investments to reliance on consumption and services. Previous policy decisions by the central government, which appeared to alarm investors, seem to have abated. The renminbi continued to depreciate, but in a more orderly fashion than 2015’s sudden devaluation. By mid-year, the markets appeared to be showing that earlier stimulus measures were slowly taking effect.

However, in the fourth quarter, the emerging markets recovery was cut short because of concerns about the potential impact of a stronger dollar and potential protectionist policies from the new U.S. administration. In fact, the election of Donald Trump seemed to shift investors away from safety, with stocks that are seen as bond proxies (utilities, real estate, consumer staples) underperforming the broad market in the U.S., Europe and Japan.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2016.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. These opinions are not intended to be a forecast of future events as a guarantee of future results. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index. AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC (members FINRA, SIPC). AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, AXA Advisors, LLC and AXA Distributors, LLC are affiliated companies.

GE-123093 (2/17) (Exp. 2/18)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust, as applicable. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2006, through December 31, 2016. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class B shares. Effective January 1, 2012, 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index)

An index which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”) (formerly known as the Barclays U.S. Intermediate Government Bond Index)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays World Government Inflation-linked Bond Index (formerly known as the Barclays World Government Inflation-linked Bond Index)

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“BofAML 3 mos T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch Global Broad Market ex. U.S. Index (“BofAML Global Broad Market ex. U.S.”)

An index which tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars.

Dow Jones Moderate Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.

Dow Jones Moderately Aggressive Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 80% of the risk of an all-stock index.

Dow Jones Moderately Conservative Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 40% of the risk of an all-stock index.

NOTES ON PERFORMANCE (Unaudited)

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) AC World ex. U.S. (Net) Index (“MSCI ACWI ex. U.S.”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 22 developed markets (excludes the U.S.) and 23 emerging markets, and has growth style characteristics.

Morgan Stanley Capital International (MSCI) EAFE® Index

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index (“Russell 2000”)

An unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index” or “S&P 400 Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Standard & Poor’s Target Date® Indices

The S&P Target Date® Index Series comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through a survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

An index which applies a formula to the MSCI EAFE adjusting the equity exposure of the MSCI EAFE when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

An index which applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

An index which applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

An index which applies a formula to the Russell 2000 adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached.

65% MSCI AC World (Net) Index/7% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)/3% BofA Merrill Lynch Global Broad Market ex U.S. Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 65%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 7%, the BofA Merrill Lynch Global Broad market ex U.S. Index at a weighting of 3% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 25%.

20% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)/25% BofA Merrill Lynch Global Broad Market ex U.S. Index/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 20%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%, the BofA Merrill Lynch Global Broad market ex U.S. Index at a weighting of 25% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

NOTES ON PERFORMANCE (Unaudited)

55% MSCI AC World (Net) Index/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)/8% BofA Merrill Lynch Global Broad Market ex U.S. Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 55%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%, the BofA Merrill Lynch Global Broad market ex U.S. Index at a weighting of 8% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 20%.

45% MSCI AC World (Net) Index/27% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)/13% BofA Merrill Lynch Global Broad Market ex U.S. Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 45%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 27%, the BofA Merrill Lynch Global Broad market ex U.S. Index at a weighting of 13% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 15%.

35% MSCI AC World (Net) Index/37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)/18% BofA Merrill Lynch Global Broad Market ex U.S. Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 35%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 37%, the BofA Merrill Lynch Global Broad market ex U.S. Index at a weighting of 18% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

25% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index)/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 25%, the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 50%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 25%.

30% Bloomberg Barclays World Government Inflation-linked Bond Index (formerly known as the Barclays World Government Inflation-linked Bond Index)/70% BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays World Government Inflationlinked Bond Index at a weighting of 30% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 70%.

35% MSCI AC World (Net) Index/55% Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index)/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 35%, the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 55%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

35% MSCI AC World ex. U.S. (Net) Index / 55% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World ex. U.S. (Net) Index at a weighting of 35%, the BofA Merrill Lynch Global Broad Market ex. U.S. Index at a weighting of 55%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Aggressive Allocation Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 8%, the MSCI EAFE Index at a weighting of 25%, the S&P MidCap 400 Index at a weighting of 14%, the S&P 500 Index at a weighting of 39%, the Russell 2000® Index at a weighting of 12%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 2%.

The AXA Conservative Allocation Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE Index at a weighting of 5%, the S&P MidCap 400 Index at a weighting of 4%, the S&P 500 Index at a weighting of 10%, the Russell 2000® Index at a weighting of 1%, and the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index at a weighting of 14%.

The AXA Conservative-Plus Allocation Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE Index at a weighting of 10%, the S&P MidCap 400 Index at a weighting of 8%, the S&P 500 Index at a weighting of 18%, the Russell 2000® Index at a weighting of 4%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Moderate Allocation Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE Index at a weighting of 15%, the S&P MidCap 400 Index at a weighting of 9%, the S&P 500 Index at a weighting of

NOTES ON PERFORMANCE (Unaudited)

20%, the Russell 2000® Index at a weighting of 6%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The AXA Moderate-Plus Allocation Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE Index at a weighting of 20%, the S&P MidCap 400 Index at a weighting of 12%, the S&P 500 Index at a weighting of 28%, the Russell 2000® Index at a weighting of 10%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of a managed volatility index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of a volatility managed index.

The AXA Aggressive Allocation Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 8%, the Volatility Managed Index- International at a weighting of 25%, the Volatility Managed Index-Mid Cap Core at a weighting of 14%, the Volatility Managed Index-Large Cap Core at a weighting of 39%, the Volatility Managed Index-Small Cap Core at a weighting of 12%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 2%.

The AXA Conservative Allocation Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the Volatility Managed Index-International at a weighting of 5%, the Volatility Managed Index-Mid Cap Core at a weighting of 4%, the Volatility Managed Index-Large Cap Core at a weighting of 10%, the Volatility Managed Index-Small Cap Core at a weighting of 1%, and the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index at a weighting of 14%.

The AXA Conservative-Plus Allocation Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the Volatility Managed Index-International at a weighting of 10%, the Volatility Managed Index-Mid Cap Core at a weighting of 8%, the Volatility Managed Index-Large Cap Core at a weighting of 18%, the Volatility Managed Index-Small Cap Core at a weighting of 4%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Moderate Allocation Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the Volatility Managed Index-International at a weighting of 15%, the Volatility Managed Index-Mid Cap Core at a weighting of 9%, the Volatility Managed Index-Large Cap Core at a weighting of 20%, the Volatility Managed Index-Small Cap Core at a weighting of 6%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The AXA Moderate-Plus Allocation Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the Volatility Managed Index-International at a weighting of 20%, the Volatility Managed Index-Mid Cap Core at a weighting of 12%, the Volatility Managed Index-Large Cap Core at a weighting of 28%, the Volatility Managed Index-Small Cap Core at a weighting of 10%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The Charter Alternative 100 Moderate Composite Index is a hypothetical combination of unmanaged indexes which combines the total return of the Morgan Stanley Multi-Strategy Alternative Index at a weighting of 10.20%, the S&P GSCI Index at a weighting of 10.20%, the BofA Merrill Lynch All U.S. Convertibles Index at a weighting of 10.20%, the Deutsche Bank G10 Currency Future Harvest Index at a weighting of 10.20%, the S&P Global Infrastructure Index at a weighting of 10.20%, the FTSE EPRA/NAREIT Developed Index at a weighting of 10.20%, the Red Rocks Global Listed Private Equity Index at a weighting of 1.00%, the Credit Suisse Fixed Income Arbitrage Index at a weighting of 3.60%, the DJ Credit Suisse Managed Futures Index at a weighting of 3.60%, the S&P Long Only Merger Arbitrage Index at a weighting of 10.20%, the S&P North American Natural Resources Sector Index at a weighting of 10.20% and the S&P GSCI Precious Metals Index at a weighting of 10.20%.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	2.84%	2.82%	2.78%
Portfolio – Class B Shares	2.95	2.84	2.65
Portfolio – Class K Shares*	3.21	N/A	2.70
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
The AXA Conservative Allocation Index (new)†	3.06	3.28	3.80
The AXA Conservative Allocation Index (old)	2.80	3.25	4.02

*   Date of inception 8/29/12.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Conservative Allocation Index (old), was replaced with the AXA Conservative Allocation Index (new). The investment Manager believes the AXA Conservative Allocation Index (new) is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 2.95% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Conservative Allocation Index (new), which returned 11.96%, 1.05% and 3.06%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (5.4%), large cap value stocks (5.4%), mid cap stocks (4.4%), small cap stocks (1.2%), international stocks (3.9%) and emerging markets stocks (0.2%).

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (77.5%), international bonds (0.8%) and high yield bonds (1.2%).

•	The Portfolio provided positive returns for the year, roughly matching its composite benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. Although the Portfolio’s equity allocation is small, it nonetheless contributed the bulk of the gains, with certain holdings in large-cap and small-cap value stocks adding value over comparable indexes. The fixed income holdings were also positive, with core and ultra-short holdings outperforming in their sectors as well.

•

As would be expected given its combination of bonds and stocks, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	79.4%
Equity	20.6

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	33.9%
EQ/Core Bond Index Portfolio	25.0
EQ/PIMCO Ultra Short Bond Portfolio	12.2
ATM Large Cap Managed Volatility Portfolio	6.7
Multimanager Core Bond Portfolio	3.1
EQ/Global Bond PLUS Portfolio	2.1
EQ/BlackRock Basic Value Equity Portfolio	2.0
AXA Large Cap Core Managed Volatility Portfolio	1.6
EQ/Quality Bond PLUS Portfolio	1.5
ATM International Managed Volatility Portfolio	1.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,002.48	$2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.36
Class B
Actual	1,000.00	1,003.55	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.36
Class K
Actual	1,000.00	1,005.00	1.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.06	1.09

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.46%, 0.46% and 0.21%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Managed Volatility Portfolio‡	2,111,926	$19,237,810
ATM Large Cap Managed Volatility Portfolio‡	6,792,760	90,150,374
ATM Mid Cap Managed Volatility Portfolio‡	537,939	4,318,467
ATM Small Cap Managed Volatility Portfolio‡	277,416	3,390,184
AXA Global Equity Managed Volatility Portfolio‡	423,698	6,355,709
AXA International Core Managed Volatility Portfolio‡	588,531	5,373,213
AXA International Value Managed Volatility Portfolio‡	247,224	2,859,895
AXA Large Cap Core Managed Volatility Portfolio‡	2,240,864	21,849,437
AXA Large Cap Growth Managed Volatility Portfolio‡	542,755	15,105,092
AXA Large Cap Value Managed Volatility Portfolio‡	560,329	9,491,846
AXA/AB Small Cap Growth Portfolio‡	183,237	3,318,521
AXA/Loomis Sayles Growth Portfolio‡	1,136,006	7,400,114
AXA/Lord Abbett Micro Cap Portfolio‡	85,646	851,254
AXA/Morgan Stanley Small Cap Growth Portfolio‡	194,539	1,903,190
EQ/BlackRock Basic Value Equity Portfolio‡	1,177,278	27,256,808
EQ/Boston Advisors Equity Income Portfolio‡	2,008,501	11,566,562
EQ/Core Bond Index Portfolio‡	34,417,937	338,907,088
EQ/GAMCO Small Company Value Portfolio‡	126,915	7,428,398
EQ/Global Bond PLUS Portfolio‡	3,228,673	28,300,585
EQ/High Yield Bond Portfolio‡	1,649,223	15,703,985
EQ/Intermediate Government Bond Portfolio‡	44,791,412	458,318,643
EQ/International Equity Index Portfolio‡	337,945	2,826,652

EQ/JPMorgan Value Opportunities Portfolio‡	723,597	$13,426,328
EQ/Large Cap Growth Index Portfolio‡	114,090	1,347,371
EQ/MFS International Growth Portfolio‡	2,359,260	15,502,741
EQ/PIMCO Ultra Short Bond Portfolio‡	16,726,394	165,039,564
EQ/Quality Bond PLUS Portfolio‡	2,404,205	20,337,836
EQ/T. Rowe Price Growth Stock Portfolio*‡	106,412	4,142,496
Multimanager Core Bond Portfolio‡	4,257,101	41,631,975
Multimanager Mid Cap Growth Portfolio‡	318,372	2,870,540
Multimanager Mid Cap Value Portfolio‡	123,645	1,934,032

Total Investment Companies (99.5%) (Cost $1,266,507,641)		1,348,146,710

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	5,500,520	5,502,170

Total Short-Term Investment (0.4%) (Cost $5,502,170)		5,502,170

Total Investments (99.9%) (Cost $1,272,009,811)		1,353,648,880
Other Assets Less Liabilities (0.1%)		1,495,717

Net Assets (100%)		$1,355,144,597

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM International Managed Volatility Portfolio	$20,855,056	$1,483,835	$2,881,031	$19,237,810	$160,622	$(1,073)
ATM Large Cap Managed Volatility Portfolio	91,875,256	10,116,303	16,161,008	90,150,374	1,412,802	4,386,053
ATM Mid Cap Managed Volatility Portfolio	3,756,249	627,131	490,060	4,318,467	43,121	291,618
ATM Small Cap Managed Volatility Portfolio	3,105,649	302,263	472,723	3,390,184	32,024	118,764

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Global Equity Managed Volatility Portfolio	$6,635,418	$446,402	$963,622	$6,355,709	$74,547	$(11,062)
AXA International Core Managed Volatility Portfolio	4,867,344	1,390,166	923,778	5,373,213	29,095	36,208
AXA International Value Managed Volatility Portfolio	3,090,666	241,173	465,363	2,859,895	20,638	14,630
AXA Large Cap Core Managed Volatility Portfolio	24,763,689	2,044,260	4,935,276	21,849,437	290,831	2,134,355
AXA Large Cap Growth Managed Volatility Portfolio	23,875,227	2,323,591	6,784,017	15,105,092	123,736	5,053,287
AXA Large Cap Value Managed Volatility Portfolio	8,330,070	1,844,195	1,883,109	9,491,846	193,660	196,884
AXA/AB Small Cap Growth Portfolio	3,178,495	451,364	471,127	3,318,521	19,617	220,078
AXA/Loomis Sayles Growth Portfolio	7,927,749	1,302,547	2,205,808	7,400,114	42,263	296,971
AXA/Lord Abbett Micro Cap Portfolio	766,749	1,411	—	851,254	1,411	—
AXA/Morgan Stanley Small Cap Growth Portfolio	1,744,935	38,987	—	1,903,190	38	38,949
EQ/BlackRock Basic Value Equity Portfolio	27,667,526	3,244,671	5,939,056	27,256,808	480,388	2,300,887
EQ/Boston Advisors Equity Income Portfolio	20,695,623	3,247,767	10,954,051	11,566,562	268,107	2,963,059
EQ/Core Bond Index Portfolio	362,969,952	28,534,700	52,759,615	338,907,088	6,027,194	(72,625)
EQ/GAMCO Small Company Value Portfolio	7,263,741	816,786	1,572,851	7,428,398	55,570	645,489
EQ/Global Bond PLUS Portfolio	26,692,185	4,581,474	2,395,841	28,300,585	624,443	58,478
EQ/High Yield Bond Portfolio	11,119,621	3,829,433	—	15,703,985	829,433	—
EQ/Intermediate Government Bond Portfolio	487,398,983	43,763,074	71,209,611	458,318,643	4,326,631	972,464
EQ/International Equity Index Portfolio	564,917	2,082,685	—	2,826,652	82,685	—
EQ/JPMorgan Value Opportunities Portfolio	6,060,365	5,474,474	894,406	13,426,328	164,473	105,593
EQ/Large Cap Growth Index Portfolio	1,623,568	222,623	386,004	1,347,371	16,637	196,400
EQ/MFS International Growth Portfolio	13,396,715	3,726,418	1,860,734	15,502,741	192,807	74,288
EQ/PIMCO Ultra Short Bond Portfolio	182,086,623	21,409,876	40,087,381	165,039,564	2,034,076	22,482
EQ/Quality Bond PLUS Portfolio	14,155,817	6,290,550	—	20,337,836	290,550	—
EQ/T. Rowe Price Growth Stock Portfolio	—	4,223,772	453,742	4,142,496	—	91,277

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
Multimanager Core Bond Portfolio	$33,869,827	$12,550,181	$4,832,657	$41,631,975	$890,775	$50,583
Multimanager Mid Cap Growth Portfolio	2,103,146	569,154	—	2,870,540	9,983	59,171
Multimanager Mid Cap Value Portfolio	1,620,124	23,320	—	1,934,032	23,320	—

	$1,404,061,285	$167,204,586	$231,982,871	$1,348,146,710	$18,761,477	$20,243,208

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,348,146,710	$—	$1,348,146,710
Short-Term Investments
Investment Companies	5,502,170	—	—	5,502,170

Total Assets	$5,502,170	$1,348,146,710	$—	$1,353,648,880

Total Liabilities	$—	$—	$—	$—

Total	$5,502,170	$1,348,146,710	$—	$1,353,648,880

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$167,204,586
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$245,317,161

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$87,282,885
Aggregate gross unrealized depreciation	(6,875,074)

Net unrealized appreciation	$80,407,811

Federal income tax cost of investments	$1,273,241,069

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,266,507,641)	$1,348,146,710
Unaffiliated Issuers (Cost $5,502,170)	5,502,170
Cash	1,591,000
Receivable from Separate Accounts for Trust shares sold	646,750
Receivable for securities sold	607,947
Dividends, interest and other receivables	3,218
Other assets	4,872

Total assets	1,356,502,667

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	683,381
Distribution fees payable – Class B	282,454
Administrative fees payable	162,384
Investment management fees payable	51,150
Trustees’ fees payable	35,997
Distribution fees payable – Class A	5,012
Accrued expenses	137,692

Total liabilities	1,358,070

NET ASSETS	$1,355,144,597

Net assets were comprised of:
Paid in capital	$1,463,435,474
Accumulated undistributed net investment income (loss)	63,560
Accumulated undistributed net realized gain (loss) on investments	(189,993,506)
Net unrealized appreciation (depreciation) on investments	81,639,069

Net assets	$1,355,144,597

Class A
Net asset value, offering and redemption price per share, $23,596,486 / 2,525,277 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.34

Class B
Net asset value, offering and redemption price per share, $1,326,850,816 / 141,929,782 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.35

Class K
Net asset value, offering and redemption price per share, $4,697,295 / 503,647 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.33

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($18,761,477 of dividend income received from affiliates)	$18,788,871
Interest	9,994

Total income	18,798,865

EXPENSES
Distribution fees – Class B	3,468,951
Administrative fees	2,038,310
Investment management fees	1,416,686
Custodian fees	147,700
Printing and mailing expenses	128,623
Professional fees	89,872
Distribution fees – Class A	62,201
Trustees’ fees	53,443
Miscellaneous	26,371

Gross expenses	7,432,157
Less: Waiver from investment manager	(862,082)

Net expenses	6,570,075

NET INVESTMENT INCOME (LOSS)	12,228,790

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($13,334,290 of realized gain (loss) from affiliates)	13,336,283
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	6,908,918

Net realized gain (loss)	20,245,201

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	8,863,710

NET REALIZED AND UNREALIZED GAIN (LOSS)	29,108,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,337,701

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,228,790	$9,820,505
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	20,245,201	22,365,908
Net change in unrealized appreciation (depreciation) on investments	8,863,710	(34,260,860)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,337,701	(2,074,447)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(228,498)	(213,421)
Class B	(12,822,549)	(11,557,190)
Class K	(57,277)	(39,110)

	(13,108,324)	(11,809,721)

Distributions from net realized capital gains
Class A	(311,644)	(457,464)
Class B	(17,578,514)	(24,664,079)
Class K	(62,645)	(60,586)

	(17,952,803)	(25,182,129)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(31,061,127)	(36,991,850)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 370,229 and 420,346 shares, respectively ]	3,499,242	4,026,812
Capital shares issued in reinvestment of dividends and distributions [ 57,365 and 71,744 shares, respectively ]	540,142	670,885
Capital shares repurchased [ (639,476) and (599,873) shares, respectively ]	(6,046,895)	(5,748,623)

Total Class A transactions	(2,007,511)	(1,050,926)

Class B
Capital shares sold [ 20,575,512 and 21,670,530 shares, respectively ]	193,341,983	207,394,818
Capital shares issued in reinvestment of dividends and distributions [ 3,226,978 and 3,871,703 shares, respectively ]	30,401,063	36,221,269
Capital shares repurchased [ (30,643,742) and (36,644,718) shares, respectively ]	(289,192,556)	(351,325,970)

Total Class B transactions	(65,449,510)	(107,709,883)

Class K
Capital shares sold [ 217,769 and 188,261 shares, respectively ]	2,071,494	1,806,788
Capital shares issued in reinvestment of dividends and distributions [ 12,763 and 10,682 shares, respectively ]	119,922	99,696
Capital shares repurchased [ (120,315) and (64,786) shares, respectively ]	(1,142,246)	(619,701)

Total Class K transactions	1,049,170	1,286,783

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(66,407,851)	(107,474,026)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,131,277)	(146,540,323)
NET ASSETS:
Beginning of year	1,411,275,874	1,557,816,197

End of year (a)	$1,355,144,597	$1,411,275,874

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$63,560	$11,681

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Net asset value, beginning of year	$9.29		$9.55		$9.67		$9.60		$9.39

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.05		0.05		0.06
Net realized and unrealized gain (loss) on investments	0.18		(0.07)		0.20		0.36		0.36

Total from investment operations	0.26		(0.01)		0.25		0.41		0.42

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.08)		(0.09)		(0.08)
Distributions from net realized gains	(0.12)		(0.17)		(0.29)		(0.25)		(0.13)

Total dividends and distributions	(0.21)		(0.25)		(0.37)		(0.34)		(0.21)

Net asset value, end of year	$9.34		$9.29		$9.55		$9.67		$9.60

Total return	2.84%		(0.16)%		2.61%		4.32%		4.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,596		$25,419		$27,181		$28,762		$29,519
Ratio of expenses to average net assets:
After waivers (f)	0.46	%(j)	0.47	%(j)	0.46	%(j)	0.45	%(j)	0.45	%(j)
Before waivers (f)	0.53%		0.52%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.86%		0.64%		0.53%		0.53%		0.59%
Before waivers (f)(x)	0.80%		0.60%		0.46%		0.46%		0.51%
Portfolio turnover rate^	12%		10%		7%		9%		30%

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Net asset value, beginning of year	$9.29		$9.56		$9.68		$9.61		$9.39

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.05		0.04		0.06
Net realized and unrealized gain (loss) on investments	0.19		(0.08)		0.20		0.37		0.37

Total from investment operations	0.27		(0.02)		0.25		0.41		0.43

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.08)		(0.09)		(0.08)
Distributions from net realized gains	(0.12)		(0.17)		(0.29)		(0.25)		(0.13)

Total dividends and distributions	(0.21)		(0.25)		(0.37)		(0.34)		(0.21)

Net asset value, end of year	$9.35		$9.29		$9.56		$9.68		$9.61

Total return	2.95%		(0.26)%		2.61%		4.32%		4.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,326,851		$1,382,210		$1,528,163		$1,779,026		$2,230,482
Ratio of expenses to average net assets:
After waivers (f)	0.46	%(j)	0.47	%(j)	0.46	%(j)	0.45	%(j)	0.45	%(j)
Before waivers (f)	0.53%		0.52%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.86%		0.66%		0.53%		0.43%		0.62%
Before waivers (f)(x)	0.80%		0.61%		0.45%		0.36%		0.54%
Portfolio turnover rate^	12%		10%		7%		9%		30%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,								August 29, 2012* to December 31, 2012
Class K	2016		2015		2014		2013
Net asset value, beginning of period	$9.27		$9.54		$9.66		$9.59		$9.67

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.11		0.13		0.16		0.12
Net realized and unrealized gain (loss) on investments	0.18		(0.11)		0.15		0.28		(0.01)

Total from investment operations	0.30		—	#	0.28		0.44		0.11

Less distributions:
Dividends from net investment income	(0.12)		(0.10)		(0.11)		(0.12)		(0.11)
Distributions from net realized gains	(0.12)		(0.17)		(0.29)		(0.25)		(0.08)

Total dividends and distributions	(0.24)		(0.27)		(0.40)		(0.37)		(0.19)

Net asset value, end of period	$9.33		$9.27		$9.54		$9.66		$9.59

Total return (b)	3.21%		(0.02)%		2.87%		4.59%		1.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,697		$3,647		$2,473		$1,004		$14
Ratio of expenses to average net assets:
After waivers (a)(f)	0.21	%(j)	0.22	%(j)	0.21	%(j)	0.20	%(j)	0.21	%(j)
Before waivers (a)(f)	0.28%		0.27%		0.28%		0.28%		0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.31%		1.12%		1.32%		1.58%		3.50	%(l)
Before waivers (a)(f)(x)	1.25%		1.08%		1.25%		1.50%		3.42	%(l)
Portfolio turnover rate^	12%		10%		7%		9%		30%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	4.73%	4.91%	3.08%
Portfolio – Class B Shares	4.84	4.91	2.96
Portfolio – Class K Shares*	4.99	5.17	5.16
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
The AXA Conservative-Plus Allocation Index (new)†	5.37	5.68	4.54
The AXA Conservative-Plus Allocation Index (old)	4.82	5.62	5.01

*   Date of inception 12/1/11.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Conservative-Plus Allocation Index (old), was replaced with the AXA Conservative-Plus Allocation Index (new). The investment Manager believes the AXA Conservative-Plus Allocation Index (new) is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 4.84% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Conservative-Plus Allocation Index (new), which returned 11.96%, 1.05% and 5.37%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (9.1%), large cap value stocks (8.9%), mid cap stocks (8.0%), small cap stocks (4.3%), international stocks (9.5%) and emerging markets stocks (0.7%).

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (58.0%), international bonds (0.6%) and high yield bonds (0.9%).

•	The Portfolio provided positive returns for the year, roughly matching its composite benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. Although the Portfolio’s equity allocation is modest, it nonetheless contributed the bulk of the gains, with certain holdings in large-cap and small-cap value stocks adding value over comparable indexes. The fixed income holdings were also positive, with core and high-yield holdings outperforming in their sectors as well.

•

As would be expected given its combination of bonds and stocks, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	58.9%
Equity	41.1

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	25.2%
EQ/Core Bond Index Portfolio	18.6
ATM Large Cap Managed Volatility Portfolio	10.5
EQ/PIMCO Ultra Short Bond Portfolio	8.3
ATM International Managed Volatility Portfolio	3.9
AXA Large Cap Core Managed Volatility Portfolio	3.0
EQ/BlackRock Basic Value Equity Portfolio	2.7
EQ/MFS International Growth Portfolio	2.6
Multimanager Core Bond Portfolio	2.5
AXA Global Equity Managed Volatility Portfolio	2.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,023.50	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.63
Class B
Actual	1,000.00	1,023.51	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.63
Class K
Actual	1,000.00	1,023.95	1.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.79	1.36

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.52%, 0.52% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Managed Volatility Portfolio‡	5,960,945	$54,299,030
ATM Large Cap Managed Volatility Portfolio‡	11,197,202	148,604,090
ATM Mid Cap Managed Volatility Portfolio‡	1,202,135	9,650,496
ATM Small Cap Managed Volatility Portfolio‡	2,364,536	28,895,998
AXA Global Equity Managed Volatility Portfolio‡	2,007,345	30,111,326
AXA International Core Managed Volatility Portfolio‡	1,303,237	11,898,387
AXA International Value Managed Volatility Portfolio‡	634,583	7,340,879
AXA Large Cap Core Managed Volatility Portfolio‡	4,264,375	41,579,592
AXA Large Cap Growth Managed Volatility Portfolio‡	1,010,861	28,132,692
AXA Large Cap Value Managed Volatility Portfolio‡	1,425,731	24,151,571
AXA/AB Small Cap Growth Portfolio‡	706,990	12,803,944
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	215,547	3,731,454
AXA/Horizon Small Cap Value Portfolio‡	616,028	6,057,103
AXA/Loomis Sayles Growth Portfolio‡	1,523,121	9,921,839
AXA/Lord Abbett Micro Cap Portfolio‡	316,139	3,142,188
AXA/Morgan Stanley Small Cap Growth Portfolio‡	285,712	2,795,145
AXA/Pacific Global Small Cap Value Portfolio‡	443,763	4,068,660
EQ/BlackRock Basic Value Equity Portfolio‡	1,627,216	37,673,935
EQ/Boston Advisors Equity Income Portfolio‡	3,383,975	19,487,648
EQ/Core Bond Index Portfolio‡	26,648,077	262,398,710
EQ/GAMCO Small Company Value Portfolio‡	179,152	10,485,816
EQ/Global Bond PLUS Portfolio‡	2,606,917	22,850,649
EQ/High Yield Bond Portfolio‡	1,376,919	13,111,093
EQ/Intermediate Government Bond Portfolio‡	34,670,858	354,762,211

EQ/International Equity Index Portfolio‡	619,003	$5,177,496
EQ/JPMorgan Value Opportunities Portfolio‡	1,154,709	21,425,599
EQ/Large Cap Growth Index Portfolio‡	206,285	2,436,177
EQ/MFS International Growth Portfolio‡	5,651,408	37,135,502
EQ/PIMCO Ultra Short Bond Portfolio‡	11,916,979	117,585,003
EQ/Quality Bond PLUS Portfolio‡	2,850,702	24,114,884
EQ/T. Rowe Price Growth Stock Portfolio*‡	184,842	7,195,673
Multimanager Core Bond Portfolio‡	3,618,234	35,384,228
Multimanager Mid Cap Growth Portfolio‡	469,733	4,235,255
Multimanager Mid Cap Value Portfolio‡	398,047	6,226,157

Total Investment Companies (99.9%) (Cost $1,240,557,109)		1,408,870,430

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	1,785,380	1,785,916

Total Short-Term Investment (0.1%) (Cost $1,785,958)		1,785,916

Total Investments (100.0%) (Cost $1,242,343,067)		1,410,656,346
Other Assets Less Liabilities (0.0%)		(289,171)

Net Assets (100%)		$1,410,367,175

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM International Managed Volatility Portfolio	$59,978,446	$1,919,654	$6,854,178	$54,299,030	$453,514	$(8,980)
ATM Large Cap Managed Volatility Portfolio	164,398,532	12,028,840	33,116,104	148,604,090	2,361,517	9,446,417
ATM Mid Cap Managed Volatility Portfolio	8,092,119	1,544,869	908,636	9,650,496	96,367	663,863
ATM Small Cap Managed Volatility Portfolio	26,211,005	1,926,856	2,931,239	28,895,998	272,862	1,079,779

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Global Equity Managed Volatility Portfolio	$20,015,996	$9,996,299	$1,619,890	$30,111,326	$352,225	$74,201
AXA International Core Managed Volatility Portfolio	13,210,931	428,510	1,469,920	11,898,387	64,435	224,172
AXA International Value Managed Volatility Portfolio	7,949,362	234,975	759,707	7,340,879	52,938	87,339
AXA Large Cap Core Managed Volatility Portfolio	41,009,382	1,847,808	3,341,113	41,579,592	553,015	1,278,724
AXA Large Cap Growth Managed Volatility Portfolio	42,223,639	2,341,429	8,778,564	28,132,692	230,427	8,796,006
AXA Large Cap Value Managed Volatility Portfolio	25,130,776	2,075,184	5,775,098	24,151,571	447,895	420,733
AXA/AB Small Cap Growth Portfolio	12,756,872	1,267,763	1,785,871	12,803,944	75,751	824,641
AXA/Franklin Small Cap Value Managed Volatility Portfolio	2,981,056	21,623	—	3,731,454	21,623	—
AXA/Horizon Small Cap Value Portfolio	5,424,989	636,378	780,888	6,057,103	125,455	336,056
AXA/Loomis Sayles Growth Portfolio	15,438,300	647,929	6,243,467	9,921,839	63,587	952,916
AXA/Lord Abbett Micro Cap Portfolio	2,830,256	5,208	—	3,142,188	5,208	—
AXA/Morgan Stanley Small Cap Growth Portfolio	2,863,954	143,865	404,589	2,795,145	56	42,230
AXA/Pacific Global Small Cap Value Portfolio	3,431,676	118,516	383,396	4,068,660	32,418	5,712
EQ/BlackRock Basic Value Equity Portfolio	40,612,543	1,707,450	6,632,861	37,673,935	620,147	3,614,999
EQ/Boston Advisors Equity Income Portfolio	23,989,550	4,481,529	8,065,247	19,487,648	457,165	3,040,138
EQ/Core Bond Index Portfolio	280,587,215	18,785,750	37,015,907	262,398,710	4,668,335	(138,164)
EQ/GAMCO Small Company Value Portfolio	12,307,324	802,460	2,780,430	10,485,816	78,596	2,002,945
EQ/Global Bond PLUS Portfolio	21,565,753	4,080,514	2,446,266	22,850,649	505,191	35,600
EQ/High Yield Bond Portfolio	11,578,078	1,953,744	1,162,451	13,111,093	695,452	4,873
EQ/Intermediate Government Bond Portfolio	372,688,922	42,566,330	59,244,485	354,762,211	3,294,234	754,500
EQ/International Equity Index Portfolio	1,213,945	3,651,452	—	5,177,496	151,452	—
EQ/JPMorgan Value Opportunities Portfolio	11,873,056	7,767,032	2,618,672	21,425,599	267,032	381,328
EQ/Large Cap Growth Index Portfolio	6,454,536	429,020	2,458,798	2,436,177	30,765	2,136,970
EQ/MFS International Growth Portfolio	37,141,197	3,733,336	4,053,385	37,135,502	462,203	183,802
EQ/PIMCO Ultra Short Bond Portfolio	134,721,343	11,639,920	30,121,723	117,585,003	1,423,881	(279,578)
EQ/Quality Bond PLUS Portfolio	20,624,838	5,862,788	2,329,162	24,114,884	346,202	5,486

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/T. Rowe Price Growth Stock Portfolio	$—	$7,298,031	$749,650	$7,195,673	$—	$154,402
Multimanager Core Bond Portfolio	32,399,661	6,699,336	3,846,373	35,384,228	839,716	35,280
Multimanager Mid Cap Growth Portfolio	2,105,314	1,702,031	—	4,235,255	14,729	87,303
Multimanager Mid Cap Value Portfolio	4,480,367	1,171,236	401,420	6,226,157	75,297	56,518

	$1,468,290,933	$161,517,665	$239,079,490	$1,408,870,430	$19,139,690	$36,300,211

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,408,870,430	$—	$1,408,870,430
Short-Term Investments
Investment Companies	1,785,916	—	—	1,785,916

Total Assets	$1,785,916	$1,408,870,430	$—	$1,410,656,346

Total Liabilities	$—	$—	$—	$—

Total	$1,785,916	$1,408,870,430	$—	$1,410,656,346

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$161,517,665
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$262,789,174

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$181,639,884
Aggregate gross unrealized depreciation	(15,728,931)

Net unrealized appreciation	$165,910,953

Federal income tax cost of investments	$1,244,745,393

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,240,557,109)	$1,408,870,430
Unaffiliated Issuers (Cost $1,785,958)	1,785,916
Cash	381,000
Receivable for securities sold	437,480
Receivable from Separate Accounts for Trust shares sold	60,124
Dividends, interest and other receivables	936
Other assets	4,861

Total assets	1,411,540,747

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	446,944
Distribution fees payable – Class B	287,682
Administrative fees payable	168,562
Investment management fees payable	110,912
Trustees’ fees payable	39,618
Distribution fees payable – Class A	3,831
Accrued expenses	116,023

Total liabilities	1,173,572

NET ASSETS	$1,410,367,175

Net assets were comprised of:
Paid in capital	$1,575,732,278
Accumulated undistributed net investment income (loss)	193,336
Accumulated undistributed net realized gain (loss) on investments	(333,871,718)
Net unrealized appreciation (depreciation) on investments	168,313,279

Net assets	$1,410,367,175

Class A
Net asset value, offering and redemption price per share, $18,135,994 / 1,897,053 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

Class B
Net asset value, offering and redemption price per share, $1,354,790,420 / 141,638,574 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.57

Class K
Net asset value, offering and redemption price per share, $37,440,761 / 3,916,194 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($19,139,690 of dividend income received from affiliates)	$19,148,485
Interest	7,262

Total income	19,155,747

EXPENSES
Distribution fees – Class B	3,454,151
Administrative fees	2,067,936
Investment management fees	1,437,315
Custodian fees	190,400
Printing and mailing expenses	130,209
Professional fees	90,031
Trustees’ fees	54,540
Distribution fees – Class A	46,990
Miscellaneous	26,772

Gross expenses	7,498,344
Less: Waiver from investment manager	(141,076)

Net expenses	7,357,268

NET INVESTMENT INCOME (LOSS)	11,798,479

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($23,709,684 of realized gain (loss) from affiliates)	23,710,458
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	12,590,527

Net realized gain (loss)	36,300,985

Net change in unrealized appreciation (depreciation) on investments ($18,141,322 of change in unrealized appreciation (depreciation) from affiliates)	18,141,280

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,442,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,240,744

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,798,479	$8,706,178
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	36,300,985	45,277,845
Net change in unrealized appreciation (depreciation) on investments	18,141,280	(62,002,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,240,744	(8,018,280)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(168,122)	(157,326)
Class B	(12,584,803)	(12,167,144)
Class K	(438,208)	(406,379)

	(13,191,133)	(12,730,849)

Distributions from net realized capital gains
Class A	(482,943)	(670,352)
Class B	(36,020,804)	(51,680,121)
Class K	(969,519)	(1,360,017)

	(37,473,266)	(53,710,490)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,664,399)	(66,441,339)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 510,758 and 172,912 shares, respectively ]	4,846,027	1,716,671
Capital shares issued in reinvestment of dividends and distributions [ 67,441 and 86,584 shares, respectively ]	651,065	827,678
Capital shares repurchased [ (620,727) and (416,969) shares, respectively ]	(5,977,502)	(4,148,585)

Total Class A transactions	(480,410)	(1,604,236)

Class B
Capital shares sold [ 11,158,996 and 9,342,410 shares, respectively ]	106,853,227	92,984,792
Capital shares issued in reinvestment of dividends and distributions [ 5,032,470 and 6,675,846 shares, respectively ]	48,605,607	63,847,265
Capital shares repurchased [ (23,992,859) and (27,955,172) shares, respectively ]	(230,020,687)	(278,631,206)

Total Class B transactions	(74,561,853)	(121,799,149)

Class K
Capital shares sold [ 441,181 and 274,076 shares, respectively ]	4,252,255	2,748,035
Capital shares issued in reinvestment of dividends and distributions [ 145,856 and 184,684 shares, respectively ]	1,407,727	1,766,396
Capital shares repurchased [ (553,847) and (664,670) shares, respectively ]	(5,338,374)	(6,613,702)

Total Class K transactions	321,608	(2,099,271)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,720,655)	(125,502,656)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,144,310)	(199,962,275)
NET ASSETS:
Beginning of year	1,469,511,485	1,669,473,760

End of year (a)	$1,410,367,175	$1,469,511,485

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$193,336	$9,843

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Net asset value, beginning of year	$9.46		$9.96		$10.15		$9.64		$9.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.05		0.05		0.05
Net realized and unrealized gain (loss) on investments	0.37		(0.12)		0.27		0.92		0.63

Total from investment operations	0.45		(0.07)		0.32		0.97		0.68

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.10)		(0.14)		(0.08)
Distributions from net realized gains	(0.26)		(0.35)		(0.41)		(0.32)		(0.13)

Total dividends and distributions	(0.35)		(0.43)		(0.51)		(0.46)		(0.21)

Net asset value, end of year	$9.56		$9.46		$9.96		$10.15		$9.64

Total return	4.73%		(0.67)%		3.19%		10.17%		7.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,136		$18,349		$20,884		$22,020		$20,693
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.53	%(j)	0.51	%(j)	0.51	%(j)	0.51	%(j)
Before waivers (f)	0.53%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.79%		0.53%		0.48%		0.52%		0.56%
Before waivers (f)(x)	0.78%		0.53%		0.47%		0.50%		0.55%
Portfolio turnover rate^	11%		8%		10%		12%		22%

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Net asset value, beginning of year	$9.46		$9.96		$10.16		$9.64		$9.18

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.05		0.05		0.05
Net realized and unrealized gain (loss) on investments	0.38		(0.12)		0.26		0.93		0.62

Total from investment operations	0.46		(0.07)		0.31		0.98		0.67

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.10)		(0.14)		(0.08)
Distributions from net realized gains	(0.26)		(0.35)		(0.41)		(0.32)		(0.13)

Total dividends and distributions	(0.35)		(0.43)		(0.51)		(0.46)		(0.21)

Net asset value, end of year	$9.57		$9.46		$9.96		$10.16		$9.64

Total return	4.84%		(0.67)%		3.08%		10.28%		7.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,354,790		$1,414,428		$1,607,870		$1,811,723		$1,921,881
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.53	%(j)	0.51	%(j)	0.51	%(j)	0.51	%(j)
Before waivers (f)	0.53%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.81%		0.54%		0.46%		0.49%		0.57%
Before waivers (f)(x)	0.80%		0.54%		0.45%		0.47%		0.55%
Portfolio turnover rate^	11%		8%		10%		12%		22%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014		2013		2012
Net asset value, beginning of year	$9.46		$9.96		$10.15		$9.64		$9.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.08		0.08		0.08		0.08
Net realized and unrealized gain (loss) on investments	0.37		(0.12)		0.27		0.92		0.62

Total from investment operations	0.48		(0.04)		0.35		1.00		0.70

Less distributions:
Dividends from net investment income	(0.12)		(0.11)		(0.13)		(0.17)		(0.10)
Distributions from net realized gains	(0.26)		(0.35)		(0.41)		(0.32)		(0.13)

Total dividends and distributions	(0.38)		(0.46)		(0.54)		(0.49)		(0.23)

Net asset value, end of year	$9.56		$9.46		$9.96		$10.15		$9.64

Total return	4.99%		(0.42)%		3.44%		10.45%		7.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,441		$36,735		$40,720		$41,040		$38,942
Ratio of expenses to average net assets:
After waivers (f)	0.27	%(j)	0.28	%(j)	0.26	%(j)	0.26	%(j)	0.26	%(j)
Before waivers (f)	0.28%		0.28%		0.28%		0.28%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.10%		0.79%		0.75%		0.78%		0.84%
Before waivers (f)(x)	1.09%		0.79%		0.73%		0.76%		0.82%
Portfolio turnover rate^	11%		8%		10%		12%		22%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	5.35%	5.79%	3.06%
Portfolio – Class B Shares	5.38	5.79	2.93
Portfolio – Class K Shares*	5.61	6.05	5.99
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
AXA Moderate Allocation Index (new)†	6.21	6.68	4.70
AXA Moderate Allocation Index (old)	5.47	6.59	5.27

*   Date of inception 12/1/11.

†   In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Moderate Allocation Index (old) was replaced with the AXA Moderate Allocation Index (new). The investment Manager believes the AXA Moderate Allocation Index (new) is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 5.38% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Moderate Allocation Index (new), which returned 11.96%, 1.05% and 6.21%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (10.2%), large cap value stocks (9.9%), mid cap stocks (9.5%), small cap stocks (6.3%), international stocks (13.6%) and emerging markets stocks (0.9%).

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (48.2%), international bonds (0.5%) and high yield bonds (0.7%).

•	The Portfolio provided positive returns for the year, roughly matching its composite benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in small-cap and large-cap value stocks adding value over comparable indexes. The fixed income allocation, at around half of assets, was a much more modest relative contributor to returns, although core and high-yield holdings outperformed in their sectors as well.

•

As would be expected given its 50%/50% combination of stocks and bonds, the Portfolio underperformed the broad U.S. stock market, but outperformed the government bond market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	51.2%
Fixed Income	48.8

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	20.9%
EQ/Core Bond Index Portfolio	15.8
ATM Large Cap Managed Volatility Portfolio	12.0
EQ/PIMCO Ultra Short Bond Portfolio	6.4
ATM International Managed Volatility Portfolio	5.9
EQ/MFS International Growth Portfolio	4.1
AXA Large Cap Core Managed Volatility Portfolio	3.0
ATM Small Cap Managed Volatility Portfolio	2.9
EQ/BlackRock Basic Value Equity Portfolio	2.5
AXA Global Equity Managed Volatility Portfolio	2.4

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,032.71	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.62
Class B
Actual	1,000.00	1,032.13	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.62
Class K
Actual	1,000.00	1,033.79	1.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.81	1.35

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.51%, 0.51% and 0.26%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Managed Volatility Portfolio‡	51,778,036	$471,652,920
ATM Large Cap Managed Volatility Portfolio‡	72,669,004	964,429,400
ATM Mid Cap Managed Volatility Portfolio‡	7,382,346	59,263,996
ATM Small Cap Managed Volatility Portfolio‡	18,859,137	230,469,524
AXA Global Equity Managed Volatility Portfolio‡	12,859,687	192,902,685
AXA International Core Managed Volatility Portfolio‡	12,142,495	110,859,418
AXA International Value Managed Volatility Portfolio‡	4,357,812	50,411,332
AXA Large Cap Core Managed Volatility Portfolio‡	24,828,348	242,087,653
AXA Large Cap Growth Managed Volatility Portfolio‡	6,205,684	172,706,765
AXA Large Cap Value Managed Volatility Portfolio‡	10,772,867	182,490,003
AXA/AB Small Cap Growth Portfolio‡	9,553,177	173,012,760
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	1,762,265	30,507,574
AXA/Horizon Small Cap Value Portfolio‡	3,474,595	34,163,998
AXA/Loomis Sayles Growth Portfolio‡	12,289,903	80,058,294
AXA/Lord Abbett Micro Cap Portfolio‡	2,250,179	22,365,113
AXA/Morgan Stanley Small Cap Growth Portfolio‡	4,245,797	41,536,960
AXA/Pacific Global Small Cap Value Portfolio‡	3,189,460	29,242,738
EQ/BlackRock Basic Value Equity Portfolio‡	8,596,559	199,030,866
EQ/Boston Advisors Equity Income Portfolio‡	21,879,398	125,999,151
EQ/Core Bond Index Portfolio‡	128,569,105	1,265,996,322
EQ/GAMCO Small Company Value Portfolio‡	1,898,866	111,141,424
EQ/Global Bond PLUS Portfolio‡	12,878,974	112,889,272
EQ/High Yield Bond Portfolio‡	6,242,503	59,441,422
EQ/Intermediate Government Bond Portfolio‡	163,609,685	1,674,101,454
EQ/International Equity Index Portfolio‡	2,784,946	23,293,971
EQ/JPMorgan Value Opportunities Portfolio‡	6,467,461	120,003,609
EQ/Large Cap Growth Index Portfolio‡	1,063,698	12,562,031
EQ/MFS International Growth Portfolio‡	49,572,302	325,740,452
EQ/PIMCO Ultra Short Bond Portfolio‡	51,941,152	512,504,078
EQ/Quality Bond PLUS Portfolio‡	14,103,167	119,302,615

EQ/T. Rowe Price Growth Stock Portfolio*‡	1,441,180	$56,103,508
Multimanager Core Bond Portfolio‡	16,784,614	164,143,779
Multimanager Mid Cap Growth Portfolio‡	1,256,442	11,328,464
Multimanager Mid Cap Value Portfolio‡	2,084,965	32,612,565

Total Investment Companies (99.9%) (Cost $6,942,858,372)		8,014,356,116

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	9,283,582	9,286,367

Total Short-Term Investment (0.1%) (Cost $9,286,793)		9,286,367

Total Investments (100.0%) (Cost $6,952,145,165)		8,023,642,483
Other Assets Less Liabilities (0.0%)		(2,864,595)

Net Assets (100%)		$8,020,777,888

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:
Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM International Managed Volatility Portfolio	$562,255,459	$4,032,397	$87,828,910	$471,652,920	$3,937,590	$(977,020)
ATM Large Cap Managed Volatility Portfolio	1,071,157,596	54,596,305	195,510,861	964,429,400	15,341,640	59,850,538
ATM Mid Cap Managed Volatility Portfolio	53,773,586	6,638,678	6,633,304	59,263,996	591,884	4,248,271
ATM Small Cap Managed Volatility Portfolio	211,826,882	10,269,226	20,545,660	230,469,524	2,173,990	9,054,515
AXA Global Equity Managed Volatility Portfolio	181,501,913	34,787,674	31,565,505	192,902,685	2,259,232	996,146
AXA International Core Managed Volatility Portfolio	124,233,128	618,138	10,638,731	110,859,418	599,176	2,875,564
AXA International Value Managed Volatility Portfolio	56,733,293	372,886	5,697,452	50,411,332	363,405	972,582
AXA Large Cap Core Managed Volatility Portfolio	241,670,445	5,484,471	17,681,282	242,087,653	3,215,970	6,789,065
AXA Large Cap Growth Managed Volatility Portfolio	241,115,702	7,160,656	37,764,388	172,706,765	1,408,368	44,840,694
AXA Large Cap Value Managed Volatility Portfolio	184,423,036	7,590,461	21,938,919	182,490,003	3,562,019	11,396,958
AXA/AB Small Cap Growth Portfolio	169,450,523	14,103,098	18,118,689	173,012,760	1,021,412	11,321,380
AXA/Franklin Small Cap Value Managed Volatility Portfolio	26,664,723	180,403	1,205,134	30,507,574	177,242	1,192,437
AXA/Horizon Small Cap Value Portfolio	27,167,959	4,611,390	2,053,474	34,163,998	704,927	1,898,947
AXA/Loomis Sayles Growth Portfolio	89,990,328	2,252,787	15,169,376	80,058,294	473,877	2,793,366
AXA/Lord Abbett Micro Cap Portfolio	20,690,527	1,340,357	2,043,696	22,365,113	37,197	5,423
AXA/Morgan Stanley Small Cap Growth Portfolio	38,731,830	3,861,990	4,204,871	41,536,960	836	748,199
AXA/Pacific Global Small Cap Value Portfolio	22,338,680	2,235,733	2,056,042	29,242,738	232,573	(6,924)
EQ/BlackRock Basic Value Equity Portfolio	233,565,782	3,358,733	45,019,422	199,030,866	3,320,811	22,638,036
EQ/Boston Advisors Equity Income Portfolio	170,488,110	16,300,363	52,482,555	125,999,151	2,808,064	21,829,279
EQ/Core Bond Index Portfolio	1,349,133,342	112,905,523	196,477,712	1,265,996,322	22,403,269	(583,645)
EQ/GAMCO Small Company Value Portfolio	98,896,288	4,302,359	7,448,504	111,141,424	778,419	5,478,854

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/Global Bond PLUS Portfolio	$124,264,190	$2,730,178	$13,016,748	$112,889,272	$2,494,118	$191,967
EQ/High Yield Bond Portfolio	48,156,947	8,139,502	—	59,441,422	3,139,502	—
EQ/Intermediate Government Bond Portfolio	1,758,803,789	197,306,675	276,390,017	1,674,101,454	15,457,743	3,551,327
EQ/International Equity Index Portfolio	22,737,351	681,397	—	23,293,971	681,397	—
EQ/JPMorgan Value Opportunities Portfolio	57,330,614	43,436,842	5,454,878	120,003,609	1,436,842	545,122
EQ/Large Cap Growth Index Portfolio	39,527,330	802,182	14,297,616	12,562,031	157,052	14,136,336
EQ/MFS International Growth Portfolio	288,575,102	59,805,479	28,330,713	325,740,452	4,046,785	1,190,381
EQ/PIMCO Ultra Short Bond Portfolio	625,468,731	22,005,513	141,810,890	512,504,078	6,310,707	(1,968,280)
EQ/Quality Bond PLUS Portfolio	107,891,781	21,726,306	10,210,123	119,302,615	1,710,505	35,468
EQ/T. Rowe Price Growth Stock Portfolio	—	54,984,155	3,911,960	56,103,508	—	1,164,111
Multimanager Core Bond Portfolio	155,658,135	23,906,636	16,263,761	164,143,779	3,729,972	151,103
Multimanager Mid Cap Growth Portfolio	8,268,998	2,272,912	—	11,328,464	39,398	233,515
Multimanager Mid Cap Value Portfolio	26,932,285	2,897,343	2,041,178	32,612,565	394,182	356,393

	$8,439,424,385	$737,698,748	$1,293,812,371	$8,014,356,116	$105,010,104	$226,950,108

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$8,014,356,116	$—	$8,014,356,116
Short-Term Investments
Investment Companies	9,286,367	—	—	9,286,367

Total Assets	$9,286,367	$8,014,356,116	$—	$8,023,642,483

Total Liabilities	$—	$—	$—	$—

Total	$9,286,367	$8,014,356,116	$—	$8,023,642,483

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Investment Companies	$737,698,748
Net Proceeds of Sales and Redemptions:
Investment Companies	$1,433,337,919

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,145,595,005
Aggregate gross unrealized depreciation	(105,544,198)

Net unrealized appreciation	$1,040,050,807

Federal income tax cost of investments	$6,983,591,676

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $6,942,858,372)	$8,014,356,116
Unaffiliated Issuers (Cost $9,286,793)	9,286,367
Cash	1,838,682
Receivable for securities sold	1,287,973
Receivable from Separate Accounts for Trust shares sold	568,917
Dividends, interest and other receivables	5,032
Other assets	27,563

Total assets	8,027,370,650

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,837,159
Distribution fees payable – Class B	1,202,036
Administrative fees payable	957,180
Investment management fees payable	680,086
Distribution fees payable – Class A	437,461
Trustees’ fees payable	230,155
Accrued expenses	248,685

Total liabilities	6,592,762

NET ASSETS	$8,020,777,888

Net assets were comprised of:
Paid in capital	$9,318,200,592
Accumulated undistributed net investment income (loss)	1,682,502
Accumulated undistributed net realized gain (loss) on investments	(2,370,602,524)
Net unrealized appreciation (depreciation) on investments	1,071,497,318

Net assets	$8,020,777,888

Class A
Net asset value, offering and redemption price per share, $2,064,205,366 / 151,920,349 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.59

Class B
Net asset value, offering and redemption price per share, $5,669,408,210 / 420,339,540 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.49

Class K
Net asset value, offering and redemption price per share, $287,164,312 / 21,134,302 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($105,010,104 of dividend income received from affiliates)	$105,046,272
Interest	42,641

Total income	105,088,913

EXPENSES
Distribution fees – Class B	14,465,594
Administrative fees	11,734,955
Investment management fees	8,156,051
Distribution fees – Class A	5,206,837
Printing and mailing expenses	748,288
Professional fees	344,198
Trustees’ fees	310,603
Custodian fees	208,200
Miscellaneous	151,832

Total expenses	41,326,558

NET INVESTMENT INCOME (LOSS)	63,762,355

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($139,525,548 of realized gain (loss) from affiliates)	139,537,092
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	87,424,560

Net realized gain (loss)	226,961,652

Net change in unrealized appreciation (depreciation) on investments ($131,045,354 of change in unrealized appreciation (depreciation) from affiliates)	131,044,928

NET REALIZED AND UNREALIZED GAIN (LOSS)	358,006,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$421,768,935

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$63,762,355	$47,909,122
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	226,961,652	280,654,398
Net change in unrealized appreciation (depreciation) on investments	131,044,928	(395,490,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	421,768,935	(66,926,896)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(18,460,336)	(18,229,030)
Class B	(50,697,664)	(51,962,623)
Class K	(3,282,979)	(3,180,926)

	(72,440,979)	(73,372,579)

Distributions from net realized capital gains
Class A	(64,877,694)	(79,083,869)
Class B	(180,006,124)	(228,531,455)
Class K	(8,975,014)	(10,755,775)

	(253,858,832)	(318,371,099)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(326,299,811)	(391,743,678)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 3,516,952 and 4,205,941 shares, respectively ]	47,835,103	59,791,708
Capital shares issued in reinvestment of dividends and distributions [ 6,067,931 and 7,175,590 shares, respectively ]	83,338,030	97,312,899
Capital shares repurchased [ (15,759,330) and (15,980,906) shares, respectively ]	(214,514,532)	(226,985,024)

Total Class A transactions	(83,341,399)	(69,880,417)

Class B
Capital shares sold [ 8,595,102 and 8,471,566 shares, respectively ]	116,060,897	119,304,226
Capital shares issued in reinvestment of dividends and distributions [ 16,920,444 and 20,829,325 shares, respectively ]	230,703,788	280,494,078
Capital shares repurchased [ (58,053,845) and (59,862,249) shares, respectively ]	(781,660,719)	(843,521,909)

Total Class B transactions	(434,896,034)	(443,723,605)

Class K
Capital shares sold [ 797,124 and 761,287 shares, respectively ]	10,767,605	10,791,874
Capital shares issued in reinvestment of dividends and distributions [ 892,465 and 1,027,066 shares, respectively ]	12,257,993	13,936,701
Capital shares repurchased [ (1,888,623) and (2,315,247) shares, respectively ]	(25,834,673)	(32,777,080)

Total Class K transactions	(2,809,075)	(8,048,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(521,046,508)	(521,652,527)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(425,577,384)	(980,323,101)
NET ASSETS:
Beginning of year	8,446,355,272	9,426,678,373

End of year (a)	$8,020,777,888	$8,446,355,272

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,682,502	$123,162

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.43		$14.18		$14.55		$13.45		$12.60

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.08		0.07		0.08		0.07
Net realized and unrealized gain (loss) on investments	0.60		(0.20)		0.37		1.66		1.05

Total from investment operations	0.71		(0.12)		0.44		1.74		1.12

Less distributions:
Dividends from net investment income	(0.12)		(0.12)		(0.16)		(0.23)		(0.11)
Distributions from net realized gains	(0.43)		(0.51)		(0.65)		(0.41)		(0.16)

Total dividends and distributions	(0.55)		(0.63)		(0.81)		(0.64)		(0.27)

Net asset value, end of year	$13.59		$13.43		$14.18		$14.55		$13.45

Total return	5.35%		(0.84)%		3.04%		13.07%		8.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,064,205		$2,122,648		$2,307,372		$2,408,537		$2,307,690
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(o)	0.51	%(n)	0.53	%(j)	0.53	%(k)	0.54	%(k)
Before waivers (f)	0.52%		0.51%		0.53%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.78%		0.53%		0.48%		0.57%		0.54%
Before waivers (f)(x)	0.78%		0.53%		0.48%		0.57%		0.54%
Portfolio turnover rate^	9%		8%		10%		11%		18%

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.33		$14.09		$14.46		$13.36		$12.52

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.07		0.07		0.08		0.07
Net realized and unrealized gain (loss) on investments	0.61		(0.20)		0.37		1.66		1.03

Total from investment operations	0.71		(0.13)		0.44		1.74		1.10

Less distributions:
Dividends from net investment income	(0.12)		(0.12)		(0.16)		(0.23)		(0.10)
Distributions from net realized gains	(0.43)		(0.51)		(0.65)		(0.41)		(0.16)

Total dividends and distributions	(0.55)		(0.63)		(0.81)		(0.64)		(0.26)

Net asset value, end of year	$13.49		$13.33		$14.09		$14.46		$13.36

Total return	5.38%		(0.92)%		3.06%		13.15%		8.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,669,408		$6,037,275		$6,809,285		$7,511,631		$7,493,390
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(o)	0.51	%(n)	0.53	%(j)	0.53	%(k)	0.54	%(k)
Before waivers (f)	0.52%		0.51%		0.53%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.77%		0.52%		0.46%		0.54%		0.54%
Before waivers (f)(x)	0.77%		0.52%		0.46%		0.54%		0.54%
Portfolio turnover rate^	9%		8%		10%		11%		18%

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.43		$14.18		$14.55		$13.45		$12.60

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.11		0.11		0.12		0.11
Net realized and unrealized gain (loss) on investments	0.61		(0.20)		0.37		1.66		1.04

Total from investment operations	0.75		(0.09)		0.48		1.78		1.15

Less distributions:
Dividends from net investment income	(0.16)		(0.15)		(0.20)		(0.27)		(0.14)
Distributions from net realized gains	(0.43)		(0.51)		(0.65)		(0.41)		(0.16)

Total dividends and distributions	(0.59)		(0.66)		(0.85)		(0.68)		(0.30)

Net asset value, end of year	$13.59		$13.43		$14.18		$14.55		$13.45

Total return	5.61%		(0.60)%		3.30%		13.35%		9.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$287,164		$286,432		$310,021		$317,885		$298,541
Ratio of expenses to average net assets:
After waivers (f)	0.27	%(o)	0.26	%(n)	0.28	%(j)	0.28	%(k)	0.29	%(k)
Before waivers (f)	0.27%		0.26%		0.28%		0.28%		0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.04%		0.78%		0.74%		0.82%		0.79%
Before waivers (f)(x)	1.04%		0.78%		0.74%		0.82%		0.79%
Portfolio turnover rate^	9%		8%		10%		11%		18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class A, 1.15% for Class B and 0.90% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class A, 1.11% for Class B and 0.86% for Class K.
(o)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class A, 1.12% for Class B and 0.87% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	7.24%	7.97%	3.38%
Portfolio – Class B Shares	7.34	7.99	3.26
Portfolio – Class K Shares*	7.51	8.24	8.14
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
AXA Moderate-Plus Allocation Index (new)†	8.46	9.05	5.21
AXA Moderate-Plus Allocation Index (old)	7.42	8.92	6.07

*   Date of inception 12/1/11.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Moderate – Plus Allocation Index (old), was replaced with the AXA Moderate – Plus Allocation Index (new). The investment Manager believes the AXA Moderate – Plus Allocation Index (new) is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.34% for the year ended

December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Moderate-Plus Allocation Index (new) which returned 11.96%, 1.05% and 8.46%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (13.9%), large cap value stocks (13.9%), mid cap stocks (13.3%), small cap stocks (10.3%), international stocks (17.8%) and emerging markets stocks (1.1%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (29.2%) and high yield bonds (0.2%).

•	The Portfolio provided positive returns for the year, slightly underperforming its composite benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in small-cap and large-cap value stocks adding value over comparable indexes. The modest fixed income allocation was a much more modest relative contributor to returns, although the EQ/Core Bond Index holding outperformed in its sector.

•

As would be expected given its combination of stocks and bonds, the Portfolio underperformed the broad U.S. stock market, but outperformed the government bond market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	71.6%
Fixed Income	28.4

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2016
ATM Large Cap Managed Volatility Portfolio	16.6%
EQ/Intermediate Government Bond Portfolio	12.7
EQ/Core Bond Index Portfolio	9.2
ATM International Managed Volatility Portfolio	7.7
ATM Small Cap Managed Volatility Portfolio	5.3
AXA Large Cap Core Managed Volatility Portfolio	4.4
EQ/MFS International Growth Portfolio	4.2
AXA Large Cap Value Managed Volatility Portfolio	3.9
EQ/PIMCO Ultra Short Bond Portfolio	3.8
AXA Global Equity Managed Volatility Portfolio	3.4

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,055.17	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.61
Class B
Actual	1,000.00	1,055.14	2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.61
Class K
Actual	1,000.00	1,055.79	1.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.81	1.34

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.51%, 0.51% and 0.26%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Managed Volatility Portfolio‡	79,223,074	$721,653,369
ATM Large Cap Managed Volatility Portfolio‡	116,669,665	1,548,385,820
ATM Mid Cap Managed Volatility Portfolio‡	10,466,127	84,019,968
ATM Small Cap Managed Volatility Portfolio‡	40,754,625	498,044,990
AXA Global Equity Managed Volatility Portfolio‡	20,903,535	313,565,019
AXA International Core Managed Volatility Portfolio‡	19,472,320	177,779,773
AXA International Value Managed Volatility Portfolio‡	8,776,546	101,527,401
AXA Large Cap Core Managed Volatility Portfolio‡	41,805,588	407,623,442
AXA Large Cap Growth Managed Volatility Portfolio‡	9,876,947	274,879,522
AXA Large Cap Value Managed Volatility Portfolio‡	21,354,684	361,743,671
AXA/AB Small Cap Growth Portfolio‡	15,934,817	288,587,421
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	4,153,581	71,905,000
AXA/Horizon Small Cap Value Portfolio‡	4,823,507	47,427,195
AXA/Loomis Sayles Growth Portfolio‡	18,728,388	121,999,562
AXA/Lord Abbett Micro Cap Portfolio‡	5,176,400	51,449,583
AXA/Morgan Stanley Small Cap Growth Portfolio‡	10,374,692	101,496,405
AXA/Pacific Global Small Cap Value Portfolio‡	5,213,971	47,804,573
EQ/BlackRock Basic Value Equity Portfolio‡	13,203,493	305,692,414
EQ/Boston Advisors Equity Income Portfolio‡	36,141,102	208,129,506
EQ/Core Bond Index Portfolio‡	87,590,001	862,482,617
EQ/GAMCO Small Company Value Portfolio‡	3,066,459	179,481,072
EQ/Global Bond PLUS Portfolio‡	1,224,219	10,730,761
EQ/High Yield Bond Portfolio‡	2,426,541	23,105,642
EQ/Intermediate Government Bond Portfolio‡	116,119,940	1,188,172,700
EQ/International Equity Index Portfolio‡	9,976,880	83,449,069
EQ/JPMorgan Value Opportunities Portfolio‡	7,961,852	147,731,998
EQ/Large Cap Growth Index Portfolio‡	3,124,747	36,902,537
EQ/MFS International Growth Portfolio‡	59,434,972	390,548,227

EQ/PIMCO Ultra Short Bond Portfolio‡	35,739,857	$352,645,672
EQ/Quality Bond PLUS Portfolio‡	11,056,182	93,527,324
EQ/T. Rowe Price Growth Stock Portfolio*‡	1,518,103	59,098,058
Multimanager Core Bond Portfolio‡	12,541,254	122,646,187
Multimanager Mid Cap Growth Portfolio‡	1,794,932	16,183,658
Multimanager Mid Cap Value Portfolio‡	1,536,197	24,028,855

Total Investment Companies (99.9%) (Cost $7,474,161,367)		9,324,449,011

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	7,011,809	7,013,913

Total Short-Term Investment (0.1%) (Cost $7,013,480)		7,013,913

Total Investments (100.0%) (Cost $7,481,174,847)		9,331,462,924
Other Assets Less Liabilities (0.0%)		(3,240,534)

Net Assets (100%)		$9,328,222,390

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM International Managed Volatility Portfolio	$822,700,133	$6,021,378	$97,494,831	$721,653,369	$6,021,378	$(1,304,173)
ATM Large Cap Managed Volatility Portfolio	1,773,096,398	70,780,562	338,111,117	1,548,385,820	24,431,888	103,582,730
ATM Mid Cap Managed Volatility Portfolio	78,556,357	6,554,965	8,904,001	84,019,968	838,539	5,666,971
ATM Small Cap Managed Volatility Portfolio	463,671,695	22,126,444	50,173,575	498,044,990	4,698,426	19,332,521
AXA Global Equity Managed Volatility Portfolio	244,276,133	82,667,499	30,542,517	313,565,019	3,667,499	91,511
AXA International Core Managed Volatility Portfolio	199,671,321	960,749	17,304,980	177,779,773	960,749	4,751,310
AXA International Value Managed Volatility Portfolio	117,066,578	732,444	15,181,783	101,527,401	732,444	971,476
AXA Large Cap Core Managed Volatility Portfolio	405,184,303	19,190,242	37,274,063	407,623,442	5,418,143	12,895,346
AXA Large Cap Growth Managed Volatility Portfolio	350,477,074	11,366,854	46,372,801	274,879,522	2,243,594	52,356,047
AXA Large Cap Value Managed Volatility Portfolio	388,813,234	6,889,435	46,127,810	361,743,671	6,889,435	34,390,475
AXA/AB Small Cap Growth Portfolio	288,538,240	19,972,363	32,614,603	288,587,421	1,703,497	18,120,931
AXA/Franklin Small Cap Value Managed Volatility Portfolio	67,593,388	418,810	7,031,073	71,905,000	418,810	3,663,679
AXA/Horizon Small Cap Value Portfolio	38,260,762	5,619,477	2,510,264	47,427,195	978,237	2,637,968
AXA/Loomis Sayles Growth Portfolio	137,181,378	3,297,998	23,374,320	121,999,562	696,297	3,762,339
AXA/Lord Abbett Micro Cap Portfolio	49,736,224	1,585,574	4,970,690	51,449,583	85,574	43,293
AXA/Morgan Stanley Small Cap Growth Portfolio	99,683,766	5,090,331	9,927,845	101,496,405	2,043	2,188,410
AXA/Pacific Global Small Cap Value Portfolio	37,157,821	2,379,908	2,544,481	47,804,573	379,908	(37,490)
EQ/BlackRock Basic Value Equity Portfolio	300,653,201	5,023,587	31,203,943	305,692,414	5,023,587	13,172,035

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/Boston Advisors Equity Income Portfolio	$210,100,596	$26,166,862	$25,992,553	$208,129,506	$4,518,278	$22,712,321
EQ/Core Bond Index Portfolio	921,021,928	92,968,698	148,143,911	862,482,617	14,968,698	3,567,722
EQ/GAMCO Small Company Value Portfolio	162,311,432	7,934,878	16,260,231	179,481,072	1,258,005	8,521,416
EQ/Global Bond PLUS Portfolio	10,631,880	256,628	—	10,730,761	236,078	20,549
EQ/High Yield Bond Portfolio	14,826,782	7,220,365	—	23,105,642	1,220,365	—
EQ/Intermediate Government Bond Portfolio	1,249,294,458	166,829,255	223,943,140	1,188,172,700	10,922,252	2,633,887
EQ/International Equity Index Portfolio	81,455,014	2,441,057	—	83,449,069	2,441,057	—
EQ/JPMorgan Value Opportunities Portfolio	87,862,346	36,713,618	5,097,338	147,731,998	1,713,618	402,662
EQ/Large Cap Growth Index Portfolio	76,956,515	2,331,367	22,698,484	36,902,537	460,192	21,534,229
EQ/MFS International Growth Portfolio	389,661,522	26,586,198	30,120,192	390,548,227	4,849,199	860,858
EQ/PIMCO Ultra Short Bond Portfolio	421,898,889	40,630,877	114,480,432	352,645,672	4,330,877	(1,506,315)
EQ/Quality Bond PLUS Portfolio	92,136,924	11,341,872	9,995,177	93,527,324	1,341,872	32,791
EQ/T. Rowe Price Growth Stock Portfolio	—	61,034,199	7,176,298	59,098,058	—	1,378,876
Multimanager Core Bond Portfolio	113,091,358	23,021,167	13,872,010	122,646,187	2,898,123	119,562
Multimanager Mid Cap Growth Portfolio	12,804,739	2,389,879	—	16,183,658	56,282	333,595
Multimanager Mid Cap Value Portfolio	17,423,727	2,789,731	—	24,028,855	289,731	—

	$9,723,796,116	$781,335,271	$1,419,444,463	$9,324,449,011	$116,694,675	$336,897,532

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$9,324,449,011	$—	$9,324,449,011
Short-Term Investments
Investment Companies	7,013,913	—	—	7,013,913

Total Assets	$7,013,913	$9,324,449,011	$—	$9,331,462,924

Total Liabilities	$—	$—	$—	$—

Total	$7,013,913	$9,324,449,011	$—	$9,331,462,924

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$781,335,271
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,614,801,400

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,872,942,001
Aggregate gross unrealized depreciation	(106,717,575)

Net unrealized appreciation	$1,766,224,426

Federal income tax cost of investments	$7,565,238,498

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $7,474,161,367)	$9,324,449,011
Unaffiliated Issuers (Cost $7,013,480)	7,013,913
Cash	1,343,000
Receivable for securities sold	2,178,740
Receivable from Separate Accounts for Trust shares sold	312,006
Dividends, interest and other receivables	4,141
Other assets	31,112

Total assets	9,335,331,923

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,617,225
Distribution fees payable – Class B	1,915,356
Administrative fees payable	1,113,436
Investment management fees payable	791,109
Trustees’ fees payable	257,876
Distribution fees payable – Class A	46,143
Accrued expenses	368,388

Total liabilities	7,109,533

NET ASSETS	$9,328,222,390

Net assets were comprised of:
Paid in capital	$11,389,239,028
Accumulated undistributed net investment income (loss)	2,617,436
Accumulated undistributed net realized gain (loss) on investments	(3,913,922,151)
Net unrealized appreciation (depreciation) on investments	1,850,288,077

Net assets	$9,328,222,390

Class A
Net asset value, offering and redemption price per share, $218,034,722 / 20,603,596 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.58

Class B
Net asset value, offering and redemption price per share, $9,033,114,055 / 853,324,388 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.59

Class K
Net asset value, offering and redemption price per share, $77,073,613 / 7,282,426 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($116,694,675 of dividend income received from affiliates)	$116,721,188
Interest	45,412

Total income	116,766,600

EXPENSES
Distribution fees – Class B	22,587,324
Administrative fees	13,418,382
Investment management fees	9,326,516
Printing and mailing expenses	847,209
Distribution fees – Class A	540,038
Professional fees	371,842
Trustees’ fees	355,582
Custodian fees	185,100
Miscellaneous	173,806

Total expenses	47,805,799

NET INVESTMENT INCOME (LOSS)	68,960,801

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($195,356,937 of realized gain (loss) from affiliates)	195,357,841
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	141,540,595

Net realized gain (loss)	336,898,436

Net change in unrealized appreciation (depreciation) on investments ($238,762,087 of change in unrealized appreciation (depreciation) from affiliates)	238,762,520

NET REALIZED AND UNREALIZED GAIN (LOSS)	575,660,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$644,621,757

See Notes to Financial Statements.

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AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$68,960,801	$49,130,722
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	336,898,436	442,890,685
Net change in unrealized appreciation (depreciation) on investments	238,762,520	(609,969,832)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	644,621,757	(117,948,425)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,907,535)	(2,063,850)
Class B	(79,212,478)	(87,962,821)
Class K	(869,510)	(910,356)

	(81,989,523)	(90,937,027)

Distributions from net realized capital gains
Class A	(9,138,277)	(10,685,684)
Class B	(380,639,383)	(456,432,296)
Class K	(3,219,822)	(3,723,213)

	(392,997,482)	(470,841,193)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(474,987,005)	(561,778,220)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 993,164 and 853,780 shares, respectively ]	10,434,332	9,511,383
Capital shares issued in reinvestment of dividends and distributions [ 1,033,038 and 1,215,288 shares, respectively ]	11,045,812	12,749,534
Capital shares repurchased [ (2,768,744) and (2,836,905) shares, respectively ]	(29,045,071)	(31,580,773)

Total Class A transactions	(7,564,927)	(9,319,856)

Class B
Capital shares sold [ 8,481,636 and 10,103,184 shares, respectively ]	88,714,012	112,213,231
Capital shares issued in reinvestment of dividends and distributions [ 42,992,261 and 51,875,940 shares, respectively ]	459,851,861	544,395,117
Capital shares repurchased [ (106,140,410) and (102,453,571) shares, respectively ]	(1,107,566,158)	(1,139,497,616)

Total Class B transactions	(559,000,285)	(482,889,268)

Class K
Capital shares sold [ 535,268 and 283,274 shares, respectively ]	5,660,563	3,169,950
Capital shares issued in reinvestment of dividends and distributions [ 382,246 and 441,319 shares, respectively ]	4,089,332	4,633,569
Capital shares repurchased [ (1,045,063) and (1,006,772) shares, respectively ]	(10,956,714)	(11,164,025)

Total Class K transactions	(1,206,819)	(3,360,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(567,772,031)	(495,569,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(398,137,279)	(1,175,296,275)
NET ASSETS:
Beginning of year	9,726,359,669	10,901,655,944

End of year (a)	$9,328,222,390	$9,726,359,669

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,617,436	$235,088

See Notes to Financial Statements.

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AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.38		$11.14		$11.66		$10.27		$9.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.06		0.07		0.06
Net realized and unrealized gain (loss) on investments	0.68		(0.19)		0.38		1.95		1.02

Total from investment operations	0.76		(0.14)		0.44		2.02		1.08

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.15)		(0.24)		(0.08)
Distributions from net realized gains	(0.46)		(0.52)		(0.81)		(0.39)		(0.16)

Total dividends and distributions	(0.56)		(0.62)		(0.96)		(0.63)		(0.24)

Net asset value, end of year	$10.58		$10.38		$11.14		$11.66		$10.27

Total return	7.24%		(1.29)%		3.72%		19.86%		11.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$218,035		$221,573		$246,364		$255,926		$230,680
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(k)	0.51	%(n)	0.52	%(j)	0.52	%(k)	0.52	%(k)
Before waivers (f)	0.51%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.74%		0.47%		0.49%		0.64%		0.55%
Before waivers (f)(x)	0.74%		0.47%		0.49%		0.64%		0.55%
Portfolio turnover rate^	8%		9%		10%		11%		15%

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.38		$11.14		$11.66		$10.27		$9.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.06		0.07		0.05
Net realized and unrealized gain (loss) on investments	0.69		(0.19)		0.38		1.95		1.03

Total from investment operations	0.77		(0.14)		0.44		2.02		1.08

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.15)		(0.24)		(0.08)
Distributions from net realized gains	(0.46)		(0.52)		(0.81)		(0.39)		(0.16)

Total dividends and distributions	(0.56)		(0.62)		(0.96)		(0.63)		(0.24)

Net asset value, end of year	$10.59		$10.38		$11.14		$11.66		$10.27

Total return	7.34%		(1.29)%		3.72%		19.86%		11.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,033,114		$9,427,864		$10,569,594		$11,503,301		$10,828,079
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(k)	0.51	%(n)	0.52	%(j)	0.52	%(k)	0.52	%(k)
Before waivers (f)	0.51%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.74%		0.47%		0.48%		0.61%		0.55%
Before waivers (f)(x)	0.74%		0.47%		0.48%		0.61%		0.55%
Portfolio turnover rate^	8%		9%		10%		11%		15%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.38		$11.14		$11.66		$10.27		$9.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.08		0.09		0.10		0.08
Net realized and unrealized gain (loss) on investments	0.67		(0.19)		0.38		1.95		1.03

Total from investment operations	0.78		(0.11)		0.47		2.05		1.11

Less distributions:
Dividends from net investment income	(0.12)		(0.13)		(0.18)		(0.27)		(0.11)
Distributions from net realized gains	(0.46)		(0.52)		(0.81)		(0.39)		(0.16)

Total dividends and distributions	(0.58)		(0.65)		(0.99)		(0.66)		(0.27)

Net asset value, end of year	$10.58		$10.38		$11.14		$11.66		$10.27

Total return	7.51%		(1.04)%		3.98%		20.16%		11.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$77,074		$76,922		$85,699		$87,084		$75,616
Ratio of expenses to average net assets:
After waivers (f)	0.26	%(k)	0.26	%(n)	0.27	%(j)	0.27	%(k)	0.27	%(k)
Before waivers (f)	0.26%		0.26%		0.27%		0.27%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.02%		0.72%		0.74%		0.89%		0.81%
Before waivers (f)(x)	1.02%		0.72%		0.74%		0.89%		0.81%
Portfolio turnover rate^	8%		9%		10%		11%		15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.16% for Class A, 1.16% for Class B and 0.91% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	8.81%	10.06%	3.46%
Portfolio – Class B Shares	8.70	10.06	3.33
Portfolio – Class K Shares*	8.97	10.34	10.18
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
The AXA Aggressive Allocation Index (new)†	10.42	11.39	5.55
The AXA Aggressive Allocation Index (old)	9.06	11.24	6.76

*   Date of inception 12/1/11.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Aggressive Allocation Index (old), was replaced with the AXA Aggressive Allocation Index (new). The investment Manager believes the AXA Aggressive Allocation Index (new) is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 8.70% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, and the AXA Aggressive Allocation Index (new), which returned 11.96%, 1.05% and 10.42%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (18.6%), large cap value stocks (18.5%), mid cap stocks (16.9%), small cap stocks (12.1%), international stocks (23.0%) and emerging markets stocks (1.3%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (9.5%).

•	The Portfolio provided positive returns for the year, slightly underperforming its composite benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in small-cap and large-cap value stocks adding value over comparable indexes. The small fixed income allocation was a much more modest relative contributor to returns, although the EQ/Core Bond Index holding outperformed in its sector.

•

As would be expected given its combination of stocks and bonds, the Portfolio underperformed the broad U.S. stock market, but outperformed the government bond market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	91.6%
Fixed Income	8.4

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
ATM Large Cap Managed Volatility Portfolio	23.6%
ATM International Managed Volatility Portfolio	9.2
ATM Small Cap Managed Volatility Portfolio	6.2
AXA Large Cap Value Managed Volatility Portfolio	5.9
EQ/MFS International Growth Portfolio	5.4
AXA Large Cap Core Managed Volatility Portfolio	5.3
EQ/Intermediate Government Bond Portfolio	3.7
EQ/BlackRock Basic Value Equity Portfolio	3.7
AXA Large Cap Growth Managed Volatility Portfolio	3.5
AXA Global Equity Managed Volatility Portfolio	3.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,074.43	$2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.64
Class B
Actual	1,000.00	1,073.34	2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.64
Class K
Actual	1,000.00	1,074.98	1.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.78	1.37

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.52%, 0.52% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Managed Volatility Portfolio‡	32,587,149	$296,840,609
ATM Large Cap Managed Volatility Portfolio‡	57,542,990	763,683,938
ATM Mid Cap Managed Volatility Portfolio‡	5,372,364	43,128,263
ATM Small Cap Managed Volatility Portfolio‡	16,291,621	199,092,990
AXA Global Equity Managed Volatility Portfolio‡	7,451,814	111,781,489
AXA International Core Managed Volatility Portfolio‡	8,679,952	79,246,842
AXA International Value Managed Volatility Portfolio‡	5,108,810	59,098,902
AXA Large Cap Core Managed Volatility Portfolio‡	17,713,181	172,711,551
AXA Large Cap Growth Managed Volatility Portfolio‡	4,107,924	114,325,229
AXA Large Cap Value Managed Volatility Portfolio‡	11,331,802	191,958,242
AXA/AB Small Cap Growth Portfolio‡	5,504,872	99,695,962
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	1,882,442	32,588,030
AXA/Horizon Small Cap Value Portfolio‡	1,707,709	16,791,073
AXA/Loomis Sayles Growth Portfolio‡	8,723,649	56,827,172
AXA/Lord Abbett Micro Cap Portfolio‡	2,316,251	23,021,817
AXA/Morgan Stanley Small Cap Growth Portfolio‡	4,889,746	47,836,756
AXA/Pacific Global Small Cap Value Portfolio‡	1,797,136	16,477,142
EQ/BlackRock Basic Value Equity Portfolio‡	5,179,808	119,924,935
EQ/Boston Advisors Equity Income Portfolio‡	13,564,031	78,112,591
EQ/Core Bond Index Portfolio‡	8,859,344	87,236,325
EQ/GAMCO Small Company Value Portfolio‡	1,411,781	82,632,117
EQ/High Yield Bond Portfolio‡	157,089	1,495,811
EQ/Intermediate Government Bond Portfolio‡	11,804,655	120,788,634
EQ/International Equity Index Portfolio‡	7,678,561	64,225,364

EQ/JPMorgan Value Opportunities Portfolio‡	2,896,666	$53,747,584
EQ/Large Cap Growth Index Portfolio‡	2,764,622	32,649,543
EQ/MFS International Growth Portfolio‡	26,564,825	174,557,924
EQ/PIMCO Ultra Short Bond Portfolio‡	3,508,661	34,620,005
EQ/Quality Bond PLUS Portfolio‡	934,271	7,903,262
EQ/T. Rowe Price Growth Stock Portfolio*‡	430,222	16,748,047
Multimanager Core Bond Portfolio‡	1,100,698	10,764,190
Multimanager Mid Cap Growth Portfolio‡	847,674	7,642,891
Multimanager Mid Cap Value Portfolio‡	462,094	7,227,980

Total Investment Companies (99.8%) (Cost $2,449,382,963)		3,225,383,210

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	6,394,804	$6,396,723

Total Short-Term Investment (0.2%) (Cost $6,395,775)		6,396,723

Total Investments (100.0%) (Cost $2,455,778,738)		3,231,779,933
Other Assets Less Liabilities (0.0%)		(47,046)

Net Assets (100%)		$3,231,732,887

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM International Managed Volatility Portfolio	$332,660,691	$2,752,247	$35,190,678	$296,840,609	$2,472,755	$(886,576)
ATM Large Cap Managed Volatility Portfolio	778,590,167	34,596,062	82,259,496	763,683,938	11,711,325	33,978,687
ATM Mid Cap Managed Volatility Portfolio	40,317,237	3,396,188	4,646,613	43,128,263	430,069	2,849,732

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
ATM Small Cap Managed Volatility Portfolio	$183,615,178	$8,986,074	$19,175,747	$199,092,990	$1,875,982	$6,865,494
AXA Global Equity Managed Volatility Portfolio	109,120,034	6,876,680	8,431,445	111,781,489	1,306,806	(40,187)
AXA International Core Managed Volatility Portfolio	88,405,944	504,599	9,342,387	79,246,842	427,739	(5,248)
AXA International Value Managed Volatility Portfolio	67,208,671	495,424	8,785,668	59,098,902	425,551	(230,172)
AXA Large Cap Core Managed Volatility Portfolio	174,624,613	4,034,060	14,463,642	172,711,551	2,292,783	5,269,892
AXA Large Cap Growth Managed Volatility Portfolio	120,540,598	4,809,872	8,420,738	114,325,229	930,875	7,863,690
AXA Large Cap Value Managed Volatility Portfolio	194,932,402	3,864,094	16,829,394	191,958,242	3,696,398	13,871,729
AXA/AB Small Cap Growth Portfolio	99,434,683	6,972,867	11,073,599	99,695,962	587,926	6,249,581
AXA/Franklin Small Cap Value Managed Volatility Portfolio	30,138,333	224,389	2,554,697	32,588,030	189,453	1,764,110
AXA/Horizon Small Cap Value Portfolio	14,952,385	1,296,143	1,578,825	16,791,073	346,532	920,096
AXA/Loomis Sayles Growth Portfolio	61,002,905	1,583,613	8,033,213	56,827,172	323,956	1,449,032
AXA/Lord Abbett Micro Cap Portfolio	23,161,800	59,222	2,382,330	23,021,817	38,260	(37,402)
AXA/Morgan Stanley Small Cap Growth Portfolio	49,324,846	1,033,672	5,064,616	47,836,756	962	1,390,682
AXA/Pacific Global Small Cap Value Portfolio	13,498,887	137,849	797,352	16,477,142	130,862	(15,709)
EQ/BlackRock Basic Value Equity Portfolio	113,039,987	2,072,518	12,439,478	119,924,935	1,967,708	(222,124)
EQ/Boston Advisors Equity Income Portfolio	80,703,660	9,655,172	12,678,549	78,112,591	1,655,110	7,496,542
EQ/Core Bond Index Portfolio	96,493,111	3,596,474	12,673,515	87,236,325	1,512,627	323,741
EQ/GAMCO Small Company Value Portfolio	74,583,874	3,250,538	6,149,469	82,632,117	578,433	4,562,078
EQ/High Yield Bond Portfolio	1,335,486	79,004	—	1,495,811	79,004	—
EQ/Intermediate Government Bond Portfolio	134,204,802	11,723,839	24,859,699	120,788,634	1,100,063	316,700
EQ/International Equity Index Portfolio	70,617,097	1,954,865	8,361,135	64,225,364	1,884,992	(544,708)
EQ/JPMorgan Value Opportunities Portfolio	36,256,907	8,613,166	897,167	53,747,584	613,166	102,833
EQ/Large Cap Growth Index Portfolio	36,260,208	2,090,998	4,367,327	32,649,543	404,702	2,952,325
EQ/MFS International Growth Portfolio	184,540,137	4,121,691	15,643,194	174,557,924	2,166,466	316,083
EQ/PIMCO Ultra Short Bond Portfolio	46,896,828	2,078,680	14,876,407	34,620,005	436,756	(223,838)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/Quality Bond PLUS Portfolio	$8,547,112	$120,228	$769,230	$7,903,262	$113,241	$12,413
EQ/T. Rowe Price Growth Stock Portfolio	—	18,321,669	2,985,573	16,748,047	—	434,717
Multimanager Core Bond Portfolio	9,335,820	2,229,330	863,761	10,764,190	213,577	8,769
Multimanager Mid Cap Growth Portfolio	8,017,460	192,391	865,807	7,642,891	26,653	156,705
Multimanager Mid Cap Value Portfolio	6,143,337	87,152	62,195	7,227,980	87,152	19,924

	$3,288,505,200	$151,810,770	$357,522,946	$3,225,383,210	$40,027,884	$96,969,591

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,225,383,210	$—	$3,225,383,210
Short-Term Investments
Investment Companies	6,396,723	—	—	6,396,723

Total Assets	$6,396,723	$3,225,383,210	$—	$3,231,779,933

Total Liabilities	$—	$—	$—	$—

Total	$6,396,723	$3,225,383,210	$—	$3,231,779,933

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$151,810,770
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$394,404,578

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$826,670,005
Aggregate gross unrealized depreciation	(50,490,270)

Net unrealized appreciation	$776,179,735

Federal income tax cost of investments	$2,455,600,198

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,449,382,963)	$3,225,383,210
Unaffiliated Issuers (Cost $6,395,775)	6,396,723
Cash	1,668,000
Receivable from Separate Accounts for Trust shares sold	512,944
Receivable for securities sold	372,004
Dividends, interest and other receivables	4,028
Other assets	10,382

Total assets	3,234,347,291

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,015,097
Distribution fees payable – Class B	662,261
Administrative fees payable	385,761
Investment management fees payable	274,088
Trustees’ fees payable	85,345
Distribution fees payable – Class A	16,207
Accrued expenses	175,645

Total liabilities	2,614,404

NET ASSETS	$3,231,732,887

Net assets were comprised of:
Paid in capital	$3,989,530,205
Accumulated undistributed net investment income (loss)	1,055,459
Accumulated undistributed net realized gain (loss) on investments	(1,534,853,972)
Net unrealized appreciation (depreciation) on investments	776,001,195

Net assets	$3,231,732,887

Class A
Net asset value, offering and redemption price per share, $76,624,894 / 7,261,089 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.55

Class B
Net asset value, offering and redemption price per share, $3,123,018,226 / 295,901,256 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.55

Class K
Net asset value, offering and redemption price per share, $32,089,767 / 3,040,408 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($40,027,884 of dividend income received from affiliates)	$40,055,134
Interest	18,388

Total income	40,073,522

EXPENSES
Distribution fees – Class B	7,637,212
Administrative fees	4,546,665
Investment management fees	3,160,393
Printing and mailing expenses	287,995
Custodian fees	196,300
Distribution fees – Class A	186,377
Professional fees	151,779
Trustees’ fees	120,293
Miscellaneous	57,762

Total expenses	16,344,776

NET INVESTMENT INCOME (LOSS)	23,728,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($36,881,632 of realized gain (loss) from affiliates)	36,882,450
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	60,087,959

Net realized gain (loss)	96,970,409

Net change in unrealized appreciation (depreciation) on investments ($142,590,186 of change in unrealized appreciation (depreciation) from affiliates)	142,591,134

NET REALIZED AND UNREALIZED GAIN (LOSS)	239,561,543

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$263,290,289

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,728,746	$15,876,759
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	96,970,409	209,073,203
Net change in unrealized appreciation (depreciation) on investments	142,591,134	(282,299,108)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	263,290,289	(57,349,146)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(700,192)	(747,498)
Class B	(28,530,825)	(31,584,326)
Class K	(371,530)	(396,928)

	(29,602,547)	(32,728,752)

Distributions from net realized capital gains
Class A	(3,443,017)	(4,840,321)
Class B	(140,902,446)	(206,088,532)
Class K	(1,414,458)	(2,097,586)

	(145,759,921)	(213,026,439)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(175,362,468)	(245,755,191)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 659,720 and 548,018 shares, respectively ]	6,754,625	6,157,649
Capital shares issued in reinvestment of dividends and distributions [ 391,059 and 538,971 shares, respectively ]	4,143,209	5,587,819
Capital shares repurchased [ (1,183,697) and (1,172,615) shares, respectively ]	(12,232,044)	(13,302,469)

Total Class A transactions	(1,334,210)	(1,557,001)

Class B
Capital shares sold [ 6,970,642 and 9,951,416 shares, respectively ]	71,646,167	111,578,547
Capital shares issued in reinvestment of dividends and distributions [ 15,989,913 and 22,921,163 shares, respectively ]	169,433,271	237,672,858
Capital shares repurchased [ (38,134,731) and (31,436,756) shares, respectively ]	(390,107,149)	(350,741,962)

Total Class B transactions	(149,027,711)	(1,490,557)

Class K
Capital shares sold [ 201,496 and 190,723 shares, respectively ]	2,050,147	2,142,303
Capital shares issued in reinvestment of dividends and distributions [ 168,350 and 240,369 shares, respectively ]	1,785,988	2,494,514
Capital shares repurchased [ (456,280) and (374,848) shares, respectively ]	(4,700,328)	(4,110,382)

Total Class K transactions	(864,193)	526,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(151,226,114)	(2,521,123)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,298,293)	(305,625,460)
NET ASSETS:
Beginning of year	3,295,031,180	3,600,656,640

End of year (a)	$3,231,732,887	$3,295,031,180

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,055,459	$71,055

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.24		$11.24		$11.94		$9.94		$8.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.06		0.08		0.06
Net realized and unrealized gain (loss) on investments	0.82		(0.26)		0.51		2.53		1.19

Total from investment operations	0.90		(0.21)		0.57		2.61		1.25

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.19)		(0.28)		(0.08)
Distributions from net realized gains	(0.49)		(0.69)		(1.08)		(0.33)		(0.13)

Total dividends and distributions	(0.59)		(0.79)		(1.27)		(0.61)		(0.21)

Net asset value, end of year	$10.55		$10.24		$11.24		$11.94		$9.94

Total return	8.81%		(1.76)%		4.66%		26.48%		14.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$76,625		$75,748		$84,100		$86,838		$75,338
Ratio of expenses to average net assets (f)	0.52	%(o)	0.51	%(n)	0.53	%(j)	0.52	%(k)	0.52	%(k)
Ratio of net investment income (loss) to average net assets (f)	0.75%		0.45%		0.54%		0.70%		0.58%
Portfolio turnover rate^	5%		10%		12%		11%		10%

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.25		$11.25		$11.94		$9.94		$8.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.05		0.06		0.07		0.06
Net realized and unrealized gain (loss) on investments	0.81		(0.26)		0.52		2.54		1.19

Total from investment operations	0.89		(0.21)		0.58		2.61		1.25

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.19)		(0.28)		(0.08)
Distributions from net realized gains	(0.49)		(0.69)		(1.08)		(0.33)		(0.13)

Total dividends and distributions	(0.59)		(0.79)		(1.27)		(0.61)		(0.21)

Net asset value, end of year	$10.55		$10.25		$11.25		$11.94		$9.94

Total return	8.70%		(1.76)%		4.75%		26.48%		14.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,123,018		$3,187,246		$3,482,029		$3,695,543		$3,199,858
Ratio of expenses to average net assets (f)	0.52	%(o)	0.51	%(n)	0.53	%(j)	0.52	%(k)	0.52	%(k)
Ratio of net investment income (loss) to average net assets (f)	0.75%		0.45%		0.53%		0.67%		0.59%
Portfolio turnover rate^	5%		10%		12%		11%		10%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.25		$11.24		$11.94		$9.94		$8.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.08		0.10		0.11		0.08
Net realized and unrealized gain (loss) on investments	0.82		(0.25)		0.50		2.54		1.20

Total from investment operations	0.92		(0.17)		0.60		2.65		1.28

Less distributions:
Dividends from net investment income	(0.13)		(0.13)		(0.22)		(0.32)		(0.11)
Distributions from net realized gains	(0.49)		(0.69)		(1.08)		(0.33)		(0.13)

Total dividends and distributions	(0.62)		(0.82)		(1.30)		(0.65)		(0.24)

Net asset value, end of year	$10.55		$10.25		$11.24		$11.94		$9.94

Total return	8.97%		(1.43)%		4.92%		26.80%		14.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,090		$32,037		$34,528		$34,281		$27,641
Ratio of expenses to average net assets (f)	0.27	%(o)	0.26	%(n)	0.28	%(j)	0.27	%(k)	0.27	%(k)
Ratio of net investment income (loss) to average net assets (f)	1.01%		0.69%		0.81%		0.97%		0.87%
Portfolio turnover rate^	5%		10%		12%		11%		10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class A, 1.21% for Class B and 0.96% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.22% for Class A, 1.22% for Class B and 0.97% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.17% for Class A, 1.17% for Class B and 0.92% for Class K.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.19% for Class A, 1.19% for Class B and 0.94% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	5.69%	1.61%
Dow Jones Moderately Conservative Portfolio Index	5.65	3.00
20% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/25%BofA Merrill Lynch Global Broad Market ex U.S. Index/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.19	0.97
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 5.69% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Dow Jones Moderately Conservative Portfolio Index, and 20% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/25% BofA Merrill Lynch Global Broad Market ex U.S. Index/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 5.65% and 3.19%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 19.8% equity investments, 67.0% fixed income investments and 13.1% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, slightly exceeding its benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. The fixed income allocation’s holdings contributed the bulk of the returns, with global inflation-linked, emerging markets and high-yield bonds as top performers. Although the Portfolio’s equity allocation is small, it nonetheless contributed positively to gains, with certain holdings in mid-cap and small-cap value stocks adding value over comparable indexes. Alternative holdings, particularly in convertible securities, also added value.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	67.2%
Equity	19.7
Alternatives	13.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Convertible Securities Portfolio	8.2%
EQ/PIMCO Ultra Short Bond Portfolio	7.4
iShares JP Morgan USD Emerging Markets Bond Fund	7.3
Multimanager Core Bond Portfolio	7.3
EQ/Global Bond PLUS Portfolio	7.3
EQ/Intermediate Government Bond Portfolio	7.2
EQ/PIMCO Global Real Return Portfolio	6.4
Vanguard Total International Bond Fund	6.3
EQ/High Yield Bond Portfolio	5.0
iShares Floating Rate Bond Fund	4.5

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,019.11	$3.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.13	3.04

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares Floating Rate Bond Fund	25,620	$1,299,703
iShares Global Infrastructure Fund	2,640	103,066
iShares International Treasury Bond Fund	1,420	127,544
iShares JP Morgan USD Emerging Markets Bond Fund	19,320	2,129,450
iShares Micro-Cap Fund	340	29,186
iShares MSCI EAFE Small-Cap Fund	2,670	133,073
iShares U.S. Oil & Gas Exploration & Production Fund	740	48,426
PowerShares DB Base Metals Fund*	1,320	19,694
PowerShares DB Commodity Index Tracking Fund*	1,590	25,186
PowerShares DB G10 Currency Harvest Fund*	7,390	183,346
PowerShares DB Gold Fund*	1,270	47,028
PowerShares DB Silver Fund*	100	2,486
PowerShares S&P 500 BuyWrite Portfolio	6,750	143,572
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	24,930	690,062
Vanguard Short-Term Inflation-Protected Securities Fund	5,980	293,977
Vanguard Total International Bond Fund	33,610	1,824,686

Total Exchange Traded Funds (24.6%) (Cost $7,142,904)		7,100,485

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	5,568	51,898
AXA Natural Resources Portfolio‡	6,566	52,219
AXA Real Estate Portfolio‡	10,568	110,679
AXA SmartBeta Equity Portfolio‡	13,676	152,557
AXA/AB Small Cap Growth Portfolio‡	16,887	305,833
AXA/ClearBridge Large Cap Growth Portfolio*‡	26,608	289,532
AXA/Janus Enterprise Portfolio*‡	26,800	426,196
AXA/Lord Abbett Micro Cap Portfolio‡	12,175	121,007
BlackRock Global Long/Short Credit Fund, Institutional Class*	7,395	74,840
Eaton Vance Floating-Rate Fund, Institutional Class	92,661	829,314
EQ/BlackRock Basic Value Equity Portfolio‡	13,406	310,385
EQ/Capital Guardian Research Portfolio‡	25,742	581,965
EQ/Convertible Securities Portfolio‡	233,389	2,376,802
EQ/Emerging Markets Equity PLUS Portfolio‡	37,081	296,812
EQ/Energy ETF Portfolio‡	6,813	50,687
EQ/GAMCO Mergers and Acquisitions Portfolio‡	30,426	397,398
EQ/GAMCO Small Company Value Portfolio‡	5,035	294,719
EQ/Global Bond PLUS Portfolio‡	241,837	$2,119,797
EQ/High Yield Bond Portfolio‡	151,633	1,443,854
EQ/Intermediate Government Bond Portfolio‡	204,824	2,095,820
EQ/International Equity Index Portfolio‡	87,034	727,971
EQ/Invesco Comstock Portfolio‡	18,082	285,412
EQ/Low Volatility Global ETF Portfolio‡	14,555	148,640
EQ/MFS International Growth Portfolio‡	63,405	416,637
EQ/PIMCO Global Real Return Portfolio‡	190,634	1,850,451
EQ/PIMCO Ultra Short Bond Portfolio‡	216,879	2,139,944
EQ/T. Rowe Price Growth Stock Portfolio*‡	7,866	306,226
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	1,437	9,314
Franklin K2 Alternative Strategies Fund, Advisor Class	6,482	69,815
Morgan Stanley Institutional Fund, Inc.-Frontier Emerging Markets Portfolio, Institutional Class	8,434	146,667
Multimanager Core Bond Portfolio‡	217,123	2,123,340
Multimanager Mid Cap Value Portfolio‡	28,586	447,129
PIMCO Foreign Bond Fund Unhedged, Institutional Class	27,727	255,363
Templeton Emerging Markets Small Cap Fund, Advisor Class	9,710	112,736
Templeton Global Smaller Companies Fund, Advisor Class	18,277	160,475

Total Investment Companies (74.6%) (Cost $21,812,948)		21,582,434

SHORT-TERM INVESTMENT:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	269,249	269,330

Total Short-Term Investment (0.9%) (Cost $269,292)		269,330

Total Investments (100.1%) (Cost $29,225,144)		28,952,249
Other Assets Less Liabilities (-0.1%)		(24,123)

Net Assets (100%)		$28,928,126

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$23,759	$24,886	$4,515	$52,219	$1,210	$(7)
AXA Real Estate Portfolio (a)	69,555	49,525	9,016	110,679	950	1,223
AXA SmartBeta Equity Portfolio	88,304	73,339	13,522	152,557	2,299	14
AXA/AB Small Cap Growth Portfolio	177,066	138,767	22,542	305,833	1,796	18,589
AXA/ClearBridge Large Cap Growth Portfolio (b)	174,706	158,404	49,961	289,532	—	1,235
AXA/Janus Enterprise Portfolio (c)	263,498	234,568	66,266	426,196	—	(42)
AXA/Lord Abbett Micro Cap Portfolio	70,079	47,552	9,213	121,007	100	(97)
EQ/BlackRock Basic Value Equity Portfolio	167,007	138,449	33,895	310,385	5,071	43
EQ/Capital Guardian Research Portfolio	343,899	296,857	94,591	581,965	6,424	(7)
EQ/Convertible Securities Portfolio	1,412,600	1,171,683	301,588	2,376,802	72,022	(202)
EQ/Emerging Markets Equity PLUS Portfolio	159,618	141,455	22,974	296,812	2,665	(24)
EQ/Energy ETF Portfolio	23,520	24,551	4,527	50,687	865	(9)
EQ/GAMCO Mergers and Acquisitions Portfolio	237,699	185,398	31,558	397,398	1,010	18,653
EQ/GAMCO Small Company Value Portfolio	172,524	129,660	49,172	294,719	2,055	10,593
EQ/Global Bond PLUS Portfolio	1,278,535	1,158,624	245,345	2,119,797	46,543	4,013
EQ/High Yield Bond Portfolio	853,469	691,689	147,668	1,443,854	75,833	(182)
EQ/Intermediate Government Bond Portfolio	1,300,409	1,040,444	220,347	2,095,820	19,647	3,729
EQ/International Equity Index Portfolio	413,565	369,039	58,720	727,971	21,220	(86)
EQ/Invesco Comstock Portfolio	176,894	164,227	94,567	285,412	7,172	3,479
EQ/Low Volatility Global ETF Portfolio	103,397	78,970	35,861	148,640	3,807	4,598
EQ/MFS International Growth Portfolio	258,120	195,209	36,123	416,637	5,130	612
EQ/PIMCO Global Real Return Portfolio	1,108,962	902,359	193,230	1,850,451	93,987	3,428
EQ/PIMCO Ultra Short Bond Portfolio	1,301,020	1,046,839	220,474	2,139,944	26,810	(166)
EQ/T. Rowe Price Growth Stock Portfolio	167,371	172,225	38,429	306,226	—	5,188
Multimanager Core Bond Portfolio	1,298,336	1,056,399	220,433	2,123,340	39,251	1,993
Multimanager Mid Cap Value Portfolio	258,625	209,787	85,723	447,129	5,381	1,139

	$11,902,537	$9,900,905	$2,310,260	$19,872,012	$441,248	$77,707

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Wells Fargo Omega Growth Portfolio.
(c)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,100,485	$—	$—	$7,100,485
Investment Companies
Investment Companies	1,710,422	19,872,012	—	21,582,434
Short-Term Investments
Investment Companies	269,330	—	—	269,330

Total Assets	$9,080,237	$19,872,012	$—	$28,952,249

Total Liabilities	$—	$—	$—	$—

Total	$9,080,237	$19,872,012	$—	$28,952,249

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,388,801
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,430,076

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$302,992
Aggregate gross unrealized depreciation	(582,775)

Net unrealized depreciation	$(279,783)

Federal income tax cost of investments	$29,232,032

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $20,080,268)	$19,872,012
Unaffiliated Issuers (Cost $9,144,876)	9,080,237
Cash	25,000
Receivable from Separate Accounts for Trust shares sold	11,420
Dividends, interest and other receivables	6,945
Receivable from investment manager	6,312
Other assets	59

Total assets	29,001,985

LIABILITIES
Payable for securities purchased	6,230
Distribution fees payable – Class B	6,051
Payable to Separate Accounts for Trust shares redeemed	343
Trustees’ fees payable	289
Accrued expenses	60,946

Total liabilities	73,859

NET ASSETS	$28,928,126

Net assets were comprised of:
Paid in capital	$29,178,437
Accumulated undistributed net investment income (loss)	2,290
Accumulated undistributed net realized gain (loss) on investments	20,294
Net unrealized appreciation (depreciation) on investments	(272,895)

Net assets	$28,928,126

Class B
Net asset value, offering and redemption price per share, $28,928,126 / 2,957,369 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($441,248 of dividend income received from affiliates)	$644,004
Interest	2,647

Total income	646,651

EXPENSES
Custodian fees	173,100
Distribution fees – Class B	56,136
Professional fees	38,710
Investment management fees	33,682
Administrative fees	32,557
Printing and mailing expenses	3,254
Trustees’ fees	764
Miscellaneous	351

Gross expenses	338,554
Less: Waiver from investment manager	(66,239)
Reimbursement from investment manager	(140,967)

Net expenses	131,348

NET INVESTMENT INCOME (LOSS)	515,303

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($4,902 of realized gain (loss) from affiliates)	5,005
Net distributions of realized gain received from underlying funds ($72,805 received from affiliates)	74,563

Net realized gain (loss)	79,568

Net change in unrealized appreciation (depreciation) on investments ($378,830 of change in unrealized appreciation (depreciation) from affiliates)	576,404

NET REALIZED AND UNREALIZED GAIN (LOSS)	655,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,171,275

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$515,303	$221,184
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	79,568	17,923
Net change in unrealized appreciation (depreciation) on investments	576,404	(562,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,171,275	(323,552)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(534,649)	(244,836)
Distributions from net realized capital gains
Class B	(27,294)	(77,506)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(561,943)	(322,342)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,388,779 and 1,011,833 shares, respectively ]	13,579,679	9,928,429
Capital shares issued in reinvestment of dividends and distributions [ 57,507 and 33,923 shares, respectively]	561,943	322,342
Capital shares repurchased [ (318,615) and (591,949) shares, respectively ]	(3,093,081)	(5,950,404)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,048,541	4,300,367

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,657,873	3,654,473
NET ASSETS:
Beginning of year	17,270,253	13,615,780

End of year (a)	$28,928,126	$17,270,253

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,290	$564

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.44		$9.90	$9.88	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.16	0.21	0.08
Net realized and unrealized gain (loss) on investments	0.32		(0.42)	(0.01)	(0.06)

Total from investment operations	0.54		(0.26)	0.20	0.02

Less distributions:
Dividends from net investment income	(0.19)		(0.14)	(0.18)	(0.11)
Distributions from net realized gains	(0.01)		(0.06)	— #	(0.03)

Total dividends and distributions	(0.20)		(0.20)	(0.18)	(0.14)

Net asset value, end of period	$9.78		$9.44	$9.90	$9.88

Total return (b)	5.69%		(2.67)%	2.02%	0.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,928		$17,270	$13,616	$4,710
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58	%(j)	0.62%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.51%		2.14%	3.65%	3.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.29%		1.58%	2.11%	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	1.37%		0.06%	(0.88)%	1.91	%(l)
Portfolio turnover rate (z)^	11%		47%	19%	18%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	6.22%	1.76%
Dow Jones Moderately Conservative Portfolio Index	5.65	3.00
35% MSCI AC World (Net) Index/37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/18% BofA Merrill Lynch Global Broad Market ex U.S. Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.02	1.57
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 6.22% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Dow Jones Moderately Conservative Portfolio Index and 35% MSCI AC World (Net) Index/37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/18% BofA Merrill Lynch Global Broad Market ex. U.S. Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 5.65% and 4.02%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 34.7% equity investments, 49.1% fixed income investments and 16.2% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, slightly exceeding its benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. Although the Portfolio’s equity allocation is moderate, it nonetheless contributed positively to gains, with certain holdings in mid-cap and small-cap value stocks adding value over comparable indexes. The fixed income allocation’s holdings contributed the bulk of the returns, with global inflation-linked, emerging markets and high-yield bonds as top performers. Alternative holdings, particularly in convertible securities, also added value.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	49.6%
Equity	34.3
Alternatives	16.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Convertible Securities Portfolio	6.6%
EQ/PIMCO Ultra Short Bond Portfolio	5.4
iShares JP Morgan USD Emerging Markets Bond Fund	5.4
EQ/Intermediate Government Bond Portfolio	5.4
Multimanager Core Bond Portfolio	5.4
EQ/Global Bond PLUS Portfolio	5.3
EQ/PIMCO Global Real Return Portfolio	4.8
EQ/International Equity Index Portfolio	4.4
Vanguard Total International Bond Fund	4.0
iShares Floating Rate Bond Fund	3.6

CHARTERSM MODERATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,028.39	$3.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.15	3.02

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.59%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Floating Rate Bond Fund	16,710	$847,698
iShares Global Infrastructure Fund	4,460	174,119
iShares International Treasury Bond Fund	1,620	145,509
iShares JP Morgan USD Emerging Markets Bond Fund	11,550	1,273,041
iShares Micro-Cap Fund	830	71,247
iShares MSCI EAFE Small-Cap Fund	3,560	177,431
iShares U.S. Oil & Gas Exploration & Production Fund	1,460	95,542
PowerShares DB Base Metals Fund*	2,410	35,957
PowerShares DB Commodity Index Tracking Fund*	3,830	60,667
PowerShares DB G10 Currency Harvest Fund*	8,920	221,305
PowerShares DB Gold Fund*	2,830	104,795
PowerShares DB Silver Fund*	290	7,209
PowerShares S&P 500 BuyWrite Portfolio	8,090	172,074
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	16,170	447,586
Vanguard Short-Term Inflation-Protected Securities Fund	3,500	172,060
Vanguard Total International Bond Fund	17,320	940,303

Total Exchange Traded Funds (21.0%) (Cost $5,045,160)		4,946,543

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	17,159	159,925
AXA Natural Resources Portfolio‡	12,332	98,074
AXA Real Estate Portfolio‡	18,237	190,999
AXA SmartBeta Equity Portfolio‡	18,971	211,628
AXA/AB Small Cap Growth Portfolio‡	24,077	436,040
AXA/ClearBridge Large Cap Growth Portfolio*‡	36,940	401,954
AXA/Janus Enterprise Portfoliop*‡	37,067	589,471
AXA/Lord Abbett Micro Cap Portfolio‡	16,701	165,998
BlackRock Global Long/Short Credit Fund, Institutional Class*	17,482	176,922
Eaton Vance Floating-Rate Fund, Institutional Class	49,488	442,915
EQ/BlackRock Basic Value Equity Portfolio‡	18,339	424,596
EQ/Capital Guardian Research Portfolio‡	37,093	838,580
EQ/Convertible Securities Portfolio‡	152,285	1,550,845
EQ/Core Bond Index Portfolio‡	2,074	20,418
EQ/Emerging Markets Equity PLUS Portfolio‡	52,218	417,971
EQ/Energy ETF Portfolio‡	12,620	93,890
EQ/GAMCO Mergers and Acquisitions Portfolio‡	32,226	420,911
EQ/GAMCO Small Company Value Portfolio‡	7,409	433,661
EQ/Global Bond PLUS Portfolio‡	143,699	1,259,579
EQ/High Yield Bond Portfolio‡	88,336	841,144
EQ/Intermediate Government Bond Portfolio‡	124,107	$1,269,895
EQ/International Equity Index Portfolio‡	124,755	1,043,479
EQ/Invesco Comstock Portfolio‡	26,769	422,535
EQ/Low Volatility Global ETF Portfolio‡	19,030	194,340
EQ/MFS International Growth Portfolio‡	90,246	593,010
EQ/PIMCO Global Real Return Portfolio‡	116,229	1,128,219
EQ/PIMCO Ultra Short Bond Portfolio‡	129,080	1,273,636
EQ/T. Rowe Price Growth Stock Portfolio*‡	11,057	430,418
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	23,019	149,161
Franklin K2 Alternative Strategies Fund, Advisor Class	8,127	87,523
Morgan Stanley Institutional Fund, Inc.-Frontier Emerging Markets Portfolio, Institutional Class	10,903	189,595
Multimanager Core Bond Portfolio‡	129,639	1,267,789
Multimanager Mid Cap Value Portfolio‡	42,476	664,400
PIMCO Foreign Bond Fund Unhedged, Institutional Class	18,200	167,626
Templeton Emerging Markets Small Cap Fund, Advisor Class	15,812	183,578
Templeton Global Smaller Companies Fund, Advisor Class	25,533	224,177

Total Investment Companies (78.2%) (Cost $18,773,267)		18,464,902

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	195,638	195,697

Total Short-Term Investment (0.8%) (Cost $195,645)		195,697

Total Investments (100.0%) (Cost $24,014,072)		23,607,142
Other Assets Less Liabilities (0.0%)		3,957

Net Assets (100%)		$23,611,099

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$67,595	$20,838	$9,200	$98,074	$2,290	$(69)
AXA Real Estate Portfolio (a)	164,709	41,275	18,271	190,999	1,745	2,423
AXA SmartBeta Equity Portfolio	176,855	49,607	22,837	211,628	3,217	9
AXA/AB Small Cap Growth Portfolio	340,223	153,742	85,566	436,040	2,578	26,218
AXA/ClearBridge Large Cap Growth Portfolio (b)	365,228	105,360	76,219	401,954	—	762
AXA/Janus Enterprise Portfolio (c)	513,481	215,097	130,484	589,471	—	(1,111)
AXA/Lord Abbett Micro Cap Portfolio	134,926	28,099	14,410	165,998	138	(576)
EQ/BlackRock Basic Value Equity Portfolio	338,834	90,453	63,562	424,596	6,986	526
EQ/Capital Guardian Research Portfolio	685,485	226,259	132,424	838,580	9,325	(249)
EQ/Convertible Securities Portfolio	1,276,051	418,549	217,156	1,550,845	47,333	(2,511)
EQ/Core Bond Index Portfolio	20,090	361	—	20,418	361	—
EQ/Emerging Markets Equity PLUS Portfolio	312,929	132,832	66,628	417,971	3,781	45
EQ/Energy ETF Portfolio	67,591	20,182	9,361	93,890	1,616	(212)
EQ/GAMCO Mergers and Acquisitions Portfolio	353,315	95,848	36,635	420,911	1,077	20,465
EQ/GAMCO Small Company Value Portfolio	349,011	100,302	85,223	433,661	3,045	15,655
EQ/Global Bond PLUS Portfolio	1,105,399	419,171	237,485	1,259,579	27,870	2,768
EQ/High Yield Bond Portfolio	722,189	211,606	134,272	841,144	44,504	(1,930)
EQ/Intermediate Government Bond Portfolio	1,086,653	395,382	202,887	1,269,895	11,996	2,251
EQ/International Equity Index Portfolio	842,571	306,003	105,735	1,043,479	30,649	(685)
EQ/Invesco Comstock Portfolio	356,888	94,223	84,819	422,535	10,756	2,268
EQ/Low Volatility Global ETF Portfolio	174,664	56,847	42,308	194,340	5,022	5,974
EQ/MFS International Growth Portfolio	520,419	129,031	59,940	593,010	7,359	517
EQ/PIMCO Global Real Return Portfolio	942,463	305,680	159,633	1,128,219	57,759	2,275
EQ/PIMCO Ultra Short Bond Portfolio	1,086,604	354,374	178,311	1,273,636	16,099	(484)
EQ/T. Rowe Price Growth Stock Portfolio	349,376	125,945	49,553	430,418	—	7,413
Multimanager Core Bond Portfolio	1,084,114	380,636	197,418	1,267,789	27,213	1,249
Multimanager Mid Cap Value Portfolio	510,921	163,616	111,436	664,400	8,051	(89)

	$13,948,584	$4,641,318	$2,531,773	$16,683,480	$330,770	$82,902

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Wells Fargo Omega Growth Portfolio.
(c)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,946,543	$—	$—	$4,946,543
Investment Companies
Investment Companies	1,781,422	16,683,480	—	18,464,902
Short-Term Investments
Investment Companies	195,697	—	—	195,697

Total Assets	$6,923,662	$16,683,480	$—	$23,607,142

Total Liabilities	$—	$—	$—	$—

Total	$6,923,662	$16,683,480	$—	$23,607,142

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,680,681
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,711,443

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$452,661
Aggregate gross unrealized depreciation	(819,644)

Net unrealized depreciation	$(366,983)

Federal income tax cost of investments	$23,974,125

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $16,918,838)	$16,683,480
Unaffiliated Issuers (Cost $7,095,234)	6,923,662
Cash	35,078
Receivable from Separate Accounts for Trust shares sold	42,685
Receivable from investment manager	5,890
Dividends, interest and other receivables	4,200
Other assets	64

Total assets	23,695,059

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	15,342
Distribution fees payable – Class B	4,988
Payable for securities purchased	2,501
Trustees’ fees payable	418
Accrued expenses	60,711

Total liabilities	83,960

NET ASSETS	$23,611,099

Net assets were comprised of:
Paid in capital	$23,956,722
Accumulated undistributed net investment income (loss)	2,815
Accumulated undistributed net realized gain (loss) on investments	58,492
Net unrealized appreciation (depreciation) on investments	(406,930)

Net assets	$23,611,099

Class B
Net asset value, offering and redemption price per share, $23,611,099 / 2,408,733 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($330,770 of dividend income received from affiliates)	$483,921
Interest	2,724

Total income	486,645

EXPENSES
Custodian fees	165,900
Distribution fees – Class B	54,018
Professional fees	38,664
Administrative fees	32,542
Investment management fees	32,411
Printing and mailing expenses	3,044
Trustees’ fees	783
Miscellaneous	387

Gross expenses	327,749
Less: Waiver from investment manager	(64,953)
Reimbursement from investment manager	(137,253)

Net expenses	125,543

NET INVESTMENT INCOME (LOSS)	361,102

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(6,204) of realized gain (loss) from affiliates)	(6,114)
Net distributions of realized gain received from underlying funds ($89,106 received from affiliates)	91,299

Net realized gain (loss)	85,185

Net change in unrealized appreciation (depreciation) on investments ($625,351 of change in unrealized appreciation (depreciation) from affiliates)	862,936

NET REALIZED AND UNREALIZED GAIN (LOSS)	948,121

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,309,223

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$361,102	$229,605
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	85,185	118,418
Net change in unrealized appreciation (depreciation) on investments	862,936	(825,038)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,309,223	(477,015)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(378,663)	(273,933)
Distributions from net realized capital gains
Class B	(109,477)	(135,166)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(488,140)	(409,099)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 561,803 and 953,193 shares, respectively ]	5,425,745	9,427,556
Capital shares issued in reinvestment of dividends and distributions [ 49,619 and 43,053 shares, respectively ]	488,140	409,099
Capital shares repurchased [ (303,434) and (681,183) shares, respectively ]	(2,912,934)	(6,891,992)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,000,951	2,944,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,822,034	2,058,549
NET ASSETS:
Beginning of year	19,789,065	17,730,516

End of year (a)	$23,611,099	$19,789,065

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,815	$911

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.42		$9.93	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.12	0.19	0.08
Net realized and unrealized gain (loss) on investments	0.43		(0.43)	(0.02)	—	#

Total from investment operations	0.59		(0.31)	0.17	0.08

Less distributions:
Dividends from net investment income	(0.16)		(0.13)	(0.16)	(0.12)
Distributions from net realized gains	(0.05)		(0.07)	(0.01)	(0.03)

Total dividends and distributions	(0.21)		(0.20)	(0.17)	(0.15)

Net asset value, end of period	$9.80		$9.42	$9.93	$9.93

Total return (b)	6.22%		(3.04)%	1.78%	0.84%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,611		$19,789	$17,731	$4,481
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.52%		1.81%	2.86%	3.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	1.67%		1.24%	1.87%	4.87	%(l)
Before waivers and reimbursements (a)(f)(x)	0.74%		0.06%	(0.35)%	1.74	%(l)
Portfolio turnover rate (z)^	13%		39%	13%	15%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	6.88%	2.04%
Dow Jones Moderate Portfolio Index	7.67	4.09
45% MSCI AC World (Net) Index/27% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/13% BofA Merrill Lynch Global Broad Market ex U.S. Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.52	1.94
* Date of inception 10/30/13. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 6.88% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Dow Jones Moderate Portfolio Index and 45% MSCI AC World (Net) Index/27% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/13% BofA Merrill Lynch Global Broad Market ex U.S. Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 7.67% and 4.52%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 44.6% equity investments, 35.5% fixed income investments and 20.0% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, roughly matching its benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s equity allocation contributed the bulk of gains, with certain value-style holdings in small-, mid-, and large-cap stocks adding value over comparable indexes. The fixed income allocation’s holdings also contributed to returns, with global inflation-linked, emerging markets and high-yield bonds as top performers. Alternative holdings, particularly in convertible securities and natural resources, also added value.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	44.0%
Fixed Income	36.2
Alternatives	19.8

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/International Equity Index Portfolio	5.7%
EQ/Convertible Securities Portfolio	5.4
EQ/Capital Guardian Research Portfolio	4.5
EQ/PIMCO Ultra Short Bond Portfolio	4.0
Multimanager Core Bond Portfolio	4.0
EQ/Global Bond PLUS Portfolio	3.9
EQ/Intermediate Government Bond Portfolio	3.9
iShares JP Morgan USD Emerging Markets Bond Fund	3.9
Multimanager Mid Cap Value Portfolio	3.6
EQ/PIMCO Global Real Return Portfolio	3.4

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,037.81	$3.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.10

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.61%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Floating Rate Bond Fund	13,110	$665,070
iShares Global Infrastructure Fund	6,280	245,171
iShares International Treasury Bond Fund	865	77,694
iShares JP Morgan USD Emerging Markets Bond Fund	7,770	856,409
iShares Micro-Cap Fund	1,040	89,274
iShares MSCI EAFE Small-Cap Fund	4,820	240,229
iShares U.S. Oil & Gas Exploration & Production Fund	3,070	200,901
PowerShares DB Base Metals Fund*	3,860	57,591
PowerShares DB Commodity Index Tracking Fund*	7,350	116,424
PowerShares DB G10 Currency Harvest Fund*	10,265	254,675
PowerShares DB Gold Fund*	3,530	130,716
PowerShares DB Silver Fund*	1,350	33,561
PowerShares S&P 500 BuyWrite Portfolio	11,580	246,307
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	10,450	289,256
Vanguard Short-Term Inflation-Protected Securities Fund	2,450	120,442
Vanguard Total International Bond Fund	11,850	643,336

Total Exchange Traded Funds (19.5%) (Cost $4,292,761)		4,267,056

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	23,813	221,934
AXA Natural Resources Portfolio‡	18,912	150,400
AXA Real Estate Portfolio‡	23,346	244,503
AXA SmartBeta Equity Portfolio‡	22,749	253,768
AXA/AB Small Cap Growth Portfolio‡	28,388	514,128
AXA/ClearBridge Large Cap Growth Portfolio*‡	44,004	478,823
AXA/Janus Enterprise Portfolio*‡	44,197	702,853
AXA/Lord Abbett Micro Cap Portfolio‡	23,171	230,300
BlackRock Global Long/Short Credit Fund, Institutional Class*	25,956	262,677
Eaton Vance Floating-Rate Fund, Institutional Class	16,357	146,392
EQ/BlackRock Basic Value Equity Portfolio‡	21,895	506,926
EQ/Capital Guardian Research Portfolio‡	43,643	986,672
EQ/Convertible Securities Portfolio‡	115,624	1,177,501
EQ/Core Bond Index Portfolio‡	1,451	14,292
EQ/Emerging Markets Equity PLUS Portfolio‡	59,765	478,374
EQ/Energy ETF Portfolio‡	21,524	160,129
EQ/GAMCO Mergers and Acquisitions Portfolio‡	35,205	459,815
EQ/GAMCO Small Company Value Portfolio‡	8,599	503,318
EQ/Global Bond PLUS Portfolio‡	98,610	864,351
EQ/High Yield Bond Portfolio‡	59,252	564,199
EQ/Intermediate Government Bond Portfolio‡	83,977	$859,278
EQ/International Equity Index Portfolio‡	148,111	1,238,839
EQ/Invesco Comstock Portfolio‡	33,345	526,335
EQ/Low Volatility Global ETF Portfolio‡	23,181	236,734
EQ/MFS International Growth Portfolio‡	106,395	699,123
EQ/PIMCO Global Real Return Portfolio‡	76,985	747,281
EQ/PIMCO Ultra Short Bond Portfolio‡	88,936	877,537
EQ/T. Rowe Price Growth Stock Portfolio*‡	12,653	492,553
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	42,704	276,719
Franklin K2 Alternative Strategies Fund, Advisor Class	8,322	89,630
Morgan Stanley Institutional Fund, Inc.-Frontier Emerging Markets Portfolio, Institutional Class	13,081	227,482
Multimanager Core Bond Portfolio‡	88,622	866,673
Multimanager Mid Cap Value Portfolio‡	50,871	795,718
PIMCO Foreign Bond Fund Unhedged, Institutional Class	10,923	100,600
Templeton Emerging Markets Small Cap Fund, Advisor Class	20,629	239,503
Templeton Global Smaller Companies Fund, Advisor Class	25,478	223,698

Total Investment Companies (79.7%) (Cost $17,514,188)		17,419,058

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	210,811	210,875

Total Short-Term Investment (1.0%) (Cost $210,845)		210,875

Total Investments (100.2%) (Cost $22,017,794)		21,896,989
Other Assets Less Liabilities (-0.2%)		(40,347)

Net Assets (100%)		$21,856,642

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$86,456	$63,186	$33,315	$150,400	$3,511	$78
AXA Real Estate Portfolio (a)	217,930	84,665	64,849	244,503	2,228	5,028
AXA SmartBeta Equity Portfolio	196,931	83,230	36,796	253,768	3,858	14
AXA/AB Small Cap Growth Portfolio	378,635	211,046	106,667	514,128	3,041	32,309
AXA/ClearBridge Large Cap Growth Portfolio (b)	396,453	175,953	103,712	478,823	—	2,118
AXA/Janus Enterprise Portfolio (c)	554,610	300,129	143,352	702,853	—	186
AXA/Lord Abbett Micro Cap Portfolio	169,277	66,508	30,922	230,300	192	(76)
EQ/BlackRock Basic Value Equity Portfolio	373,373	182,042	122,790	506,926	8,345	784
EQ/Capital Guardian Research Portfolio	755,385	355,146	196,098	986,672	10,977	(81)
EQ/Convertible Securities Portfolio	877,116	415,227	169,940	1,177,501	35,947	(93)
EQ/Core Bond Index Portfolio	14,063	253	—	14,292	253	—
EQ/Emerging Markets Equity PLUS Portfolio	369,016	165,470	97,594	478,374	4,329	518
EQ/Energy ETF Portfolio	85,579	62,459	18,491	160,129	2,754	(67)
EQ/GAMCO Mergers and Acquisitions Portfolio	416,787	155,881	122,085	459,815	1,177	21,684
EQ/GAMCO Small Company Value Portfolio	384,269	165,034	129,065	503,318	3,535	19,405
EQ/Global Bond PLUS Portfolio	677,057	406,290	197,526	864,351	19,130	1,763
EQ/High Yield Bond Portfolio	430,199	201,898	94,841	564,199	29,864	(24)
EQ/Intermediate Government Bond Portfolio	673,321	371,180	177,607	859,278	8,120	1,581
EQ/International Equity Index Portfolio	916,667	493,597	176,907	1,238,839	36,402	(176)
EQ/Invesco Comstock Portfolio	382,548	172,036	97,608	526,335	13,339	966
EQ/Low Volatility Global ETF Portfolio	194,357	92,109	56,391	236,734	6,115	7,041
EQ/MFS International Growth Portfolio	562,784	234,801	104,427	699,123	8,681	1,102
EQ/PIMCO Global Real Return Portfolio	577,796	289,612	144,228	747,281	38,268	1,524
EQ/PIMCO Ultra Short Bond Portfolio	674,991	358,586	162,781	877,537	11,091	(158)
EQ/T. Rowe Price Growth Stock Portfolio	382,564	187,252	83,506	492,553	—	8,623
Multimanager Core Bond Portfolio	664,827	371,364	168,785	866,673	17,773	841
Multimanager Mid Cap Value Portfolio	551,397	264,468	142,260	795,718	9,647	(30)

	$11,964,388	$5,929,422	$2,982,543	$15,630,423	$278,577	$104,860

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Wells Fargo Omega Growth Portfolio.
(c)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,267,056	$—	$—	$4,267,056
Investment Companies
Investment Companies	1,788,635	15,630,423	—	17,419,058
Short-Term Investments
Investment Companies	210,875	—	—	210,875

Total Assets	$6,266,566	$15,630,423	$—	$21,896,989

Total Liabilities	$—	$—	$—	$—

Total	$6,266,566	$15,630,423	$—	$21,896,989

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$7,298,117
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,253,465

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$547,815
Aggregate gross unrealized depreciation	(616,888)

Net unrealized depreciation	$(69,073)

Federal income tax cost of investments	$21,966,062

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $15,664,580)	$15,630,423
Unaffiliated Issuers (Cost $6,353,214)	6,266,566
Cash	27,000
Receivable from Separate Accounts for Trust shares sold	9,586
Receivable from investment manager	5,862
Dividends, interest and other receivables	2,222
Other assets	58

Total assets	21,941,717

LIABILITIES
Payable for securities purchased	19,965
Distribution fees payable – Class B	4,635
Payable to Separate Accounts for Trust shares redeemed	419
Trustees’ fees payable	277
Accrued expenses	59,779

Total liabilities	85,075

NET ASSETS	$21,856,642

Net assets were comprised of:
Paid in capital	$21,925,962
Accumulated undistributed net investment income (loss)	2,898
Accumulated undistributed net realized gain (loss) on investments	48,587
Net unrealized appreciation (depreciation) on investments	(120,805)

Net assets	$21,856,642

Class B
Net asset value, offering and redemption price per share, $21,856,642 / 2,228,974 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($278,577 of dividend income received from affiliates)	$392,764
Interest	2,694

Total income	395,458

EXPENSES
Custodian fees	164,500
Distribution fees – Class B	48,902
Professional fees	38,595
Administrative fees	32,509
Investment management fees	29,342
Printing and mailing expenses	2,807
Trustees’ fees	701
Miscellaneous	348

Gross expenses	317,704
Less: Waiver from investment manager	(61,851)
Reimbursement from investment manager	(140,094)

Net expenses	115,759

NET INVESTMENT INCOME (LOSS)	279,699

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($5,997 of realized gain (loss) from affiliates)	6,163
Net distributions of realized gain received from underlying funds ($98,863 received from affiliates)	101,659

Net realized gain (loss)	107,822

Net change in unrealized appreciation (depreciation) on investments ($719,156 of change in unrealized appreciation (depreciation) from affiliates)	970,544

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,078,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,358,065

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$279,699	$177,070
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	107,822	188,899
Net change in unrealized appreciation (depreciation) on investments	970,544	(797,631)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,358,065	(431,662)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(299,704)	(224,792)
Distributions from net realized capital gains
Class B	(169,243)	(143,187)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(468,947)	(367,979)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 735,086 and 1,189,857 shares, respectively ]	7,030,677	11,779,692
Capital shares issued in reinvestment of dividends and distributions [ 47,563 and 38,865 shares, respectively ]	468,947	367,979
Capital shares repurchased [ (344,630) and (721,991) shares, respectively ]	(3,334,702)	(7,316,653)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,164,922	4,831,018

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,054,040	4,031,377
NET ASSETS:
Beginning of year	16,802,602	12,771,225

End of year (a)	$21,856,642	$16,802,602

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,898	$1,361

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.38		$9.94	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.12	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.51		(0.45)	0.01 †	0.03

Total from investment operations	0.65		(0.33)	0.18	0.13

Less distributions:
Dividends from net investment income	(0.14)		(0.13)	(0.15)	(0.16)
Distributions from net realized gains	(0.08)		(0.10)	(0.03)	(0.03)

Total dividends and distributions	(0.22)		(0.23)	(0.18)	(0.19)

Net asset value, end of period	$9.81		$9.38	$9.94	$9.94

Total return (b)	6.88%		(3.34)%	1.88%	1.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,857		$16,803	$12,771	$4,433
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.62%		2.24%	3.80%	3.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.43%		1.25%	1.66%	5.80	%(l)
Before waivers and reimbursements (a)(f)(x)	0.40%		(0.37)%	(1.49)%	2.86	%(l)
Portfolio turnover rate (z)^	17%		49%	21%	43%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.11%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	7.44%	1.79%
Dow Jones Moderately Aggressive Portfolio Index	9.31	4.84
55% MSCI AC World (Net) Index/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/8% BofA Merrill Lynch Global Broad Market ex U.S. Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	5.01	2.30
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.44% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Dow Jones Moderately Aggressive Portfolio Index and 55% MSCI AC World (Net) Index/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/8% BofA Merrill Lynch Global Broad Market ex U.S. Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 9.31% and 5.01%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 54.0% equity investments, 22.1% fixed income investments and 23.8% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, underperforming its benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s equity allocation contributed the bulk of gains, with certain value-style holdings in small-, mid-, and large-cap stocks adding value over comparable indexes. The fixed income allocation’s holdings also contributed to returns, with emerging markets, global inflation-linked and high-yield bonds as top performers. Alternative holdings, particularly in natural resources and energy-related securities, also added value.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	54.0%
Alternatives	23.9
Fixed Income	22.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/International Equity Index Portfolio	6.9%
EQ/Capital Guardian Research Portfolio	5.5
Multimanager Mid Cap Value Portfolio	4.5
EQ/Convertible Securities Portfolio	4.2
AXA/Janus Enterprise Portfolio	4.0
EQ/MFS International Growth Portfolio	4.0
EQ/Invesco Comstock Portfolio	3.0
EQ/BlackRock Basic Value Equity Portfolio	2.9
AXA/AB Small Cap Growth Portfolio	2.8
EQ/GAMCO Small Company Value Portfolio	2.8

CHARTERSM GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,042.70	$3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.02	3.15

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.62%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Floating Rate Bond Fund	5,030	$255,172
iShares Global Infrastructure Fund	6,290	245,562
iShares International Treasury Bond Fund	530	47,604
iShares JP Morgan USD Emerging Markets Bond Fund	2,580	284,367
iShares Micro-Cap Fund	380	32,619
iShares MSCI EAFE Small-Cap Fund	1,820	90,709
iShares U.S. Oil & Gas Exploration & Production Fund	2,750	179,960
PowerShares DB Base Metals Fund*	4,080	60,874
PowerShares DB Commodity Index Tracking Fund*	8,190	129,730
PowerShares DB G10 Currency Harvest Fund*	7,940	196,991
PowerShares DB Gold Fund*	4,025	149,046
PowerShares DB Silver Fund*	1,110	27,595
PowerShares S&P 500 BuyWrite Portfolio	7,400	157,398
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	3,280	90,790
Vanguard Short-Term Inflation-Protected Securities Fund	870	42,769
Vanguard Total International Bond Fund	3,920	212,817

Total Exchange Traded Funds (17.8%) (Cost $2,343,184)		2,204,003

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	14,779	137,744
AXA Natural Resources Portfolio‡	23,017	183,049
AXA Real Estate Portfolio‡	27,112	283,944
AXA SmartBeta Equity Portfolio‡	15,344	171,167
AXA/AB Small Cap Growth Portfolio‡	18,991	343,931
AXA/ClearBridge Large Cap Growth Portfolio*‡	30,488	331,753
AXA/Janus Enterprise Portfolio*‡	31,108	494,708
AXA/Lord Abbett Micro Cap Portfolio‡	17,323	172,179
BlackRock Global Long/Short Credit Fund, Institutional Class*	11,455	115,921
Eaton Vance Floating-Rate Fund, Institutional Class	7,326	65,569
EQ/BlackRock Basic Value Equity Portfolio‡	15,788	365,526
EQ/Capital Guardian Research Portfolio‡	29,931	676,677
EQ/Convertible Securities Portfolio‡	51,054	519,925
EQ/Core Bond Index Portfolio‡	1,555	15,313
EQ/Emerging Markets Equity PLUS Portfolio‡	41,007	328,235
EQ/Energy ETF Portfolio‡	24,334	181,038
EQ/GAMCO Mergers and Acquisitions Portfolio‡	15,728	205,421
EQ/GAMCO Small Company Value Portfolio‡	5,852	342,508
EQ/Global Bond PLUS Portfolio‡	32,953	288,849
EQ/High Yield Bond Portfolio‡	22,744	216,566
EQ/Intermediate Government Bond Portfolio‡	30,364	$310,696
EQ/International Equity Index Portfolio‡	102,634	858,459
EQ/Invesco Comstock Portfolio‡	23,616	372,769
EQ/Low Volatility Global ETF Portfolio‡	17,048	174,100
EQ/MFS International Growth Portfolio‡	74,629	490,387
EQ/PIMCO Global Real Return Portfolio‡	27,017	262,247
EQ/PIMCO Ultra Short Bond Portfolio‡	31,742	313,203
EQ/T. Rowe Price Growth Stock Portfolio*‡	8,740	340,251
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	14,326	92,835
Franklin K2 Alternative Strategies Fund, Advisor Class	7,291	78,527
Morgan Stanley Institutional Fund, Inc. – Frontier Emerging Markets Portfolio, Institutional Class	8,631	150,092
Multimanager Core Bond Portfolio‡	31,283	305,929
Multimanager Mid Cap Value Portfolio‡	35,816	560,223
PIMCO Foreign Bond Fund Unhedged, Institutional Class	3,087	28,433
Templeton Emerging Markets Small Cap Fund, Advisor Class	14,767	171,446
Templeton Global Smaller Companies Fund, Advisor Class	25,076	220,167

Total Investment Companies (81.9%) (Cost $10,310,790)		10,169,787

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	22,244	22,250

Total Short-Term Investment (0.2%) (Cost $22,251)		22,250

Total Investments (99.9%) (Cost $12,676,225)		12,396,040
Other Assets Less Liabilities (0.1%)		13,799

Net Assets (100%)		$12,409,839

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$141,757	$47,313	$49,722	$183,049	$4,245	$672
AXA Real Estate Portfolio (a)	298,396	64,308	86,169	283,944	2,581	8,116
AXA SmartBeta Equity Portfolio	182,690	30,667	49,421	171,167	2,595	976
AXA/AB Small Cap Growth Portfolio	322,566	95,121	96,850	343,931	2,020	20,903
AXA/ClearBridge Large Cap Growth Portfolio (b)	331,860	77,688	83,827	331,753	—	1,012
AXA/Janus Enterprise Portfolio (c)	481,779	140,421	114,581	494,708	—	(230)
AXA/Lord Abbett Micro Cap Portfolio	159,907	20,334	25,392	172,179	285	(111)
EQ/BlackRock Basic Value Equity Portfolio	320,405	82,109	90,971	365,526	5,972	2,317
EQ/Capital Guardian Research Portfolio	646,938	140,735	155,184	676,677	7,471	9,335
EQ/Convertible Securities Portfolio	500,921	100,527	101,343	519,925	20,331	(217)
EQ/Core Bond Index Portfolio	15,067	271	—	15,313	271	—
EQ/Emerging Markets Equity PLUS Portfolio	316,957	74,539	95,615	328,235	3,403	173
EQ/Energy ETF Portfolio	152,232	31,196	35,300	181,038	3,128	94
EQ/GAMCO Mergers and Acquisitions Portfolio	218,354	42,674	60,705	205,421	522	9,819
EQ/GAMCO Small Company Value Portfolio	348,145	69,384	135,920	342,508	2,388	15,727
EQ/Global Bond PLUS Portfolio	299,673	80,013	86,988	288,849	6,344	(760)
EQ/High Yield Bond Portfolio	200,709	43,499	40,451	216,566	11,420	—
EQ/Intermediate Government Bond Portfolio	304,662	118,092	110,346	310,696	2,914	890
EQ/International Equity Index Portfolio	794,098	242,705	179,028	858,459	25,077	(93)
EQ/Invesco Comstock Portfolio	329,461	65,513	70,175	372,769	9,376	613
EQ/Low Volatility Global ETF Portfolio	180,677	37,376	49,723	174,100	4,460	5,518
EQ/MFS International Growth Portfolio	499,193	87,183	101,195	490,387	6,062	856
EQ/PIMCO Global Real Return Portfolio	266,752	58,994	75,678	262,247	13,334	448
EQ/PIMCO Ultra Short Bond Portfolio	309,467	122,047	121,740	313,203	3,930	(1,065)
EQ/T. Rowe Price Growth Stock Portfolio	349,535	62,042	70,220	340,251	—	6,473
Multimanager Core Bond Portfolio	286,717	109,185	90,884	305,929	6,754	153
Multimanager Mid Cap Value Portfolio	488,016	96,941	111,023	560,223	6,745	3,102

	$8,746,934	$2,140,877	$2,288,451	$9,109,053	$151,628	$84,721

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Wells Fargo Omega Growth Portfolio.
(c)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,204,003	$—	$—	$2,204,003
Investment Companies
Investment Companies	1,060,734	9,109,053	—	10,169,787
Short-Term Investments
Investment Companies	22,250	—	—	22,250

Total Assets	$3,286,987	$9,109,053	$—	$12,396,040

Total Liabilities	$—	$—	$—	$—

Total	$3,286,987	$9,109,053	$—	$12,396,040

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,387,333
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,630,303

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$491,225
Aggregate gross unrealized depreciation	(682,227)

Net unrealized depreciation	$(191,002)

Federal income tax cost of investments	$12,587,042

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $9,203,883)	$9,109,053
Unaffiliated Issuers (Cost $3,472,342)	3,286,987
Cash	26,000
Receivable from Separate Accounts for Trust shares sold	45,276
Receivable from investment manager	7,485
Dividends, interest and other receivables	742
Other assets	40

Total assets	12,475,583

LIABILITIES
Payable for securities purchased	4,589
Distribution fees payable – Class B	2,632
Payable to Separate Accounts for Trust shares redeemed	369
Trustees’ fees payable	310
Accrued expenses	57,844

Total liabilities	65,744

NET ASSETS	$12,409,839

Net assets were comprised of:
Paid in capital	$12,579,474
Accumulated undistributed net investment income (loss)	3,161
Accumulated undistributed net realized gain (loss) on investments	107,389
Net unrealized appreciation (depreciation) on investments	(280,185)

Net assets	$12,409,839

Class B
Net asset value, offering and redemption price per share, $12,409,839 / 1,275,343 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($151,628 of dividend income received from affiliates)	$205,813
Interest	2,463

Total income	208,276

EXPENSES
Custodian fees	154,600
Professional fees	38,334
Administrative fees	32,501
Distribution fees – Class B	30,661
Investment management fees	18,396
Printing and mailing expenses	1,749
Trustees’ fees	459
Miscellaneous	282

Gross expenses	276,982
Less: Waiver from investment manager	(50,897)
Reimbursement from investment manager	(152,836)

Net expenses	73,249

NET INVESTMENT INCOME (LOSS)	135,027

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($22,775 of realized gain (loss) from affiliates)	24,488
Net distributions of realized gain received from underlying funds ($61,946 received from affiliates)	63,972

Net realized gain (loss)	88,460

Net change in unrealized appreciation (depreciation) on investments ($509,693 of change in unrealized appreciation (depreciation) from affiliates)	692,720

NET REALIZED AND UNREALIZED GAIN (LOSS)	781,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$916,207

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$135,027	$103,098
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	88,460	211,698
Net change in unrealized appreciation (depreciation) on investments	692,720	(697,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	916,207	(382,579)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(145,075)	(142,305)
Distributions from net realized capital gains
Class B	(75,498)	(281,747)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(220,573)	(424,052)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 216,798 and 483,471 shares, respectively ]	2,023,317	4,805,774
Capital shares issued in reinvestment of dividends and distributions [ 22,541 and 45,401 shares, respectively ]	220,573	424,052
Capital shares repurchased [ (254,140) and (669,689) shares, respectively ]	(2,418,391)	(6,859,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(174,501)	(1,629,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS	521,133	(2,435,808)
NET ASSETS:
Beginning of year	11,888,706	14,324,514

End of year (a)	$12,409,839	$11,888,706

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,161	$2,056

See Notes to Financial Statements.

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CHARTERSM GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.22		$10.01	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.08	0.14	0.08
Net realized and unrealized gain (loss) on investments	0.59		(0.53)	0.03	0.06

Total from investment operations	0.69		(0.45)	0.17	0.14

Less distributions:
Dividends from net investment income	(0.12)		(0.11)	(0.15)	(0.10)
Distributions from net realized gains	(0.06)		(0.23)	(0.03)	(0.02)

Total dividends and distributions	(0.18)		(0.34)	(0.18)	(0.12)

Net asset value, end of period	$9.73		$9.22	$10.01	$10.02

Total return (b)	7.44%		(4.55)%	1.64%	1.48%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,410		$11,889	$14,325	$5,785
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	2.26%		2.30%	3.03%	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.10%		0.77%	1.36%	4.90	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.56)%		(0.90)%	(1.02)%	1.99	%(l)
Portfolio turnover rate (z)^	19%		39%	55%	10%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.13%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	8.47%	1.70%
Dow Jones Moderately Aggressive Portfolio Index	9.31	4.84
65% MSCI AC World (Net) Index/7% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/3% BofA Merrill Lynch Global Broad Market ex U.S. Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	5.49	2.65
* Date of inception 10/30/13.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 8.47% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Dow Jones Moderately Aggressive Portfolio Index and the 65% MSCI AC World (Net) Index/7% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index/3% BofA Merrill Lynch Global Broad Market ex U.S. Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 9.31% and 5.49%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 63.4% equity investments, 9.2% fixed income investments and 27.4% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, roughly matching its benchmark after a margin for expenses.

•

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s equity allocation contributed the bulk of gains, with certain value-style holdings in small-, mid-, and large-cap stocks adding value over comparable indexes. The fixed income allocation’s holdings also contributed to returns, with emerging markets, global inflation-linked and high-yield bonds as top performers. Alternative holdings, particularly in natural resources and energy-related securities, also added value.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	63.2%
Alternatives	27.3
Fixed Income	9.5

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/International Equity Index Portfolio	8.1%
EQ/Capital Guardian Research Portfolio	6.4
Multimanager Mid Cap Value Portfolio	5.2
AXA/Janus Enterprise Portfolio	4.6
EQ/MFS International Growth Portfolio	4.5
EQ/GAMCO Small Company Value Portfolio	3.6
EQ/Invesco Comstock Portfolio	3.5
EQ/BlackRock Basic Value Equity Portfolio	3.5
AXA/AB Small Cap Growth Portfolio	3.3
AXA Real Estate Portfolio	3.2

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,050.19	$3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Floating Rate Bond Fund	920	$46,672
iShares Global Infrastructure Fund	3,880	151,474
iShares International Treasury Bond Fund	80	7,186
iShares JP Morgan USD Emerging Markets Bond Fund	490	54,008
iShares Micro-Cap Fund	200	17,168
iShares MSCI EAFE Small-Cap Fund	830	41,367
iShares U.S. Oil & Gas Exploration & Production Fund	1,850	121,064
PowerShares DB Base Metals Fund*	2,430	36,256
PowerShares DB Commodity Index Tracking Fund*	5,460	86,486
PowerShares DB G10 Currency Harvest Fund*	4,275	106,063
PowerShares DB Gold Fund*	2,860	105,906
PowerShares DB Silver Fund*	740	18,396
PowerShares S&P 500 BuyWrite Portfolio	4,190	89,121
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	780	21,590
Vanguard Short-Term Inflation-Protected Securities Fund	270	13,273
Vanguard Total International Bond Fund	910	49,404

Total Exchange Traded Funds (18.3%) (Cost $1,084,405)		965,434

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	6,281	58,540
AXA Natural Resources Portfolio‡	14,552	115,725
AXA Real Estate Portfolio‡	16,225	169,927
AXA SmartBeta Equity Portfolio‡	7,561	84,341
AXA/AB Small Cap Growth Portfolio‡	9,742	176,439
AXA/ClearBridge Large Cap Growth Portfolio*‡	15,103	164,339
AXA/Janus Enterprise Portfolio*‡	15,203	241,769
AXA/Lord Abbett Micro Cap Portfolio‡	7,689	76,425
BlackRock Global Long/Short Credit Fund, Institutional Class*	2,741	27,742
Eaton Vance Floating-Rate Fund, Institutional Class	1,561	13,973
EQ/BlackRock Basic Value Equity Portfolio‡	7,939	183,803
EQ/Capital Guardian Research Portfolio‡	15,107	341,530
EQ/Convertible Securities Portfolio‡	15,032	153,085
EQ/Emerging Markets Equity PLUS Portfolio‡	20,392	163,220
EQ/Energy ETF Portfolio‡	16,045	119,366
EQ/GAMCO Mergers and Acquisitions Portfolio‡	3,496	45,658
EQ/GAMCO Small Company Value Portfolio‡	3,245	189,923
EQ/Global Bond PLUS Portfolio‡	5,301	46,465
EQ/High Yield Bond Portfolio‡	3,948	37,594
EQ/Intermediate Government Bond Portfolio‡	4,919	50,335
EQ/International Equity Index Portfolio‡	51,058	$427,063
EQ/Invesco Comstock Portfolio‡	11,777	185,894
EQ/Low Volatility Global ETF Portfolio‡	8,269	84,444
EQ/MFS International Growth Portfolio‡	36,369	238,979
EQ/PIMCO Global Real Return Portfolio‡	4,051	39,321
EQ/PIMCO Ultra Short Bond Portfolio‡	4,766	47,024
EQ/T. Rowe Price Growth Stock Portfolio*‡	4,234	164,834
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	2,709	17,556
Franklin K2 Alternative Strategies Fund, Advisor Class	2,291	24,677
Morgan Stanley Institutional Fund, Inc. – Frontier Emerging Markets Portfolio, Institutional Class	4,691	81,576
Multimanager Core Bond Portfolio‡	5,069	49,568
Multimanager Mid Cap Value Portfolio‡	17,683	276,599
PIMCO Foreign Bond Fund Unhedged, Institutional Class	804	7,401
Templeton Emerging Markets Small Cap Fund, Advisor Class	6,722	78,046
Templeton Global Smaller Companies Fund, Advisor Class	15,006	131,755

Total Investment Companies (82.0%) (Cost $4,522,087)		4,314,936

SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	24,263	24,270

Total Short-Term Investment (0.5%) (Cost $24,270)		24,270

Total Investments (100.8%) (Cost $5,630,762)		5,304,640
Other Assets Less Liabilities (-0.8%)		(43,917)

Net Assets (100%)		$5,260,723

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$145,089	$65,189	$137,328	$115,725	$2,673	$(3,404)
AXA Real Estate Portfolio (a)	267,735	116,436	220,903	169,927	1,588	8,898
AXA SmartBeta Equity Portfolio	123,771	51,287	94,847	84,341	1,273	2,413
AXA/AB Small Cap Growth Portfolio	235,167	112,193	192,008	176,439	1,032	46
AXA/ClearBridge Large Cap Growth Portfolio (b)	241,044	105,791	190,417	164,339	—	(6,834)
AXA/Janus Enterprise Portfolio (c)	349,283	173,900	283,417	241,769	—	(14,859)
AXA/Lord Abbett Micro Cap Portfolio	104,979	37,636	74,432	76,425	126	(2,138)
EQ/BlackRock Basic Value Equity Portfolio	234,683	103,016	180,499	183,803	2,991	6,118
EQ/Capital Guardian Research Portfolio	468,726	212,554	351,235	341,530	3,754	21,368
EQ/Convertible Securities Portfolio	214,551	93,482	162,502	153,085	5,959	(1,549)
EQ/Emerging Markets Equity PLUS Portfolio	210,458	126,709	201,229	163,220	1,684	(3,511)
EQ/Energy ETF Portfolio	136,991	84,570	132,279	119,366	2,054	3,744
EQ/GAMCO Mergers and Acquisitions Portfolio	62,916	33,628	52,979	45,658	115	2,138
EQ/GAMCO Small Company Value Portfolio	246,027	107,306	204,637	189,923	1,319	2,643
EQ/Global Bond PLUS Portfolio	65,313	32,361	52,310	46,465	1,015	(60)
EQ/High Yield Bond Portfolio	51,406	20,730	38,611	37,594	1,975	(614)
EQ/Intermediate Government Bond Portfolio	69,334	43,818	62,663	50,335	471	591
EQ/International Equity Index Portfolio	579,899	257,326	427,512	427,063	12,418	(19,565)
EQ/Invesco Comstock Portfolio	245,033	104,694	188,977	185,894	4,668	541
EQ/Low Volatility Global ETF Portfolio	120,795	54,506	96,123	84,444	2,153	4,375
EQ/MFS International Growth Portfolio	353,378	147,192	274,503	238,979	2,940	(5,294)
EQ/PIMCO Global Real Return Portfolio	63,731	27,085	54,583	39,321	1,989	235
EQ/PIMCO Ultra Short Bond Portfolio	72,621	43,845	70,302	47,024	588	(239)
EQ/T. Rowe Price Growth Stock Portfolio	245,166	102,889	172,733	164,834	—	9,148
Multimanager Core Bond Portfolio	70,062	37,719	59,009	49,568	1,412	104
Multimanager Mid Cap Value Portfolio	357,979	147,103	275,338	276,599	3,316	5,206

	$5,336,137	$2,442,965	$4,251,376	$3,873,670	$57,513	$9,501

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Wells Fargo Omega Growth Portfolio.
(c)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$965,434	$—	$—	$965,434
Investment Companies
Investment Companies	441,266	3,873,670	—	4,314,936
Short-Term Investments
Investment Companies	24,270	—	—	24,270

Total Assets	$1,430,970	$3,873,670	$—	$5,304,640

Total Liabilities	$—	$—	$—	$—

Total	$1,430,970	$3,873,670	$—	$5,304,640

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,017,968
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,427,186

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$226,372
Aggregate gross unrealized depreciation	(481,252)

Net unrealized depreciation	$(254,880)

Federal income tax cost of investments	$5,559,520

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,052,857)	$3,873,670
Unaffiliated Issuers (Cost $1,577,905)	1,430,970
Cash	11,000
Receivable from investment manager	7,798
Dividends, interest and other receivables	190
Other assets	26

Total assets	5,323,654

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,523
Payable for securities purchased	1,205
Distribution fees payable – Class B	1,128
Trustees’ fees payable	165
Accrued expenses	57,910

Total liabilities	62,931

NET ASSETS	$5,260,723

Net assets were comprised of:
Paid in capital	$5,521,991
Accumulated undistributed net investment income (loss)	2,636
Accumulated undistributed net realized gain (loss) on investments	62,218
Net unrealized appreciation (depreciation) on investments	(326,122)

Net assets	$5,260,723

Class B
Net asset value, offering and redemption price per share, $5,260,723 / 537,387 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($57,513 of dividend income received from affiliates)	$79,641
Interest	2,346

Total income	81,987

EXPENSES
Custodian fees	153,000
Professional fees	38,130
Administrative fees	32,500
Distribution fees – Class B	16,345
Investment management fees	9,807
Printing and mailing expenses	987
Trustees’ fees	261
Miscellaneous	210

Gross expenses	251,240
Less: Waiver from investment manager	(42,307)
Reimbursement from investment manager	(169,074)

Net expenses	39,859

NET INVESTMENT INCOME (LOSS)	42,128

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(19,037) of realized gain (loss) from affiliates)	(36,450)
Net distributions of realized gain received from underlying funds ($28,538 received from affiliates)	29,706

Net realized gain (loss)	(6,744)

Net change in unrealized appreciation (depreciation) on investments ($345,944 of change in unrealized appreciation (depreciation) from affiliates)	520,561

NET REALIZED AND UNREALIZED GAIN (LOSS)	513,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$555,945

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,128	$54,206
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(6,744)	96,874
Net change in unrealized appreciation (depreciation) on investments	520,561	(643,778)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	555,945	(492,698)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(46,041)	(72,617)
Distributions from net realized capital gains
Class B	—	(140,781)
Return of capital
Class B	(8,410)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(54,451)	(213,398)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 315,775 and 348,180 shares, respectively ]	2,913,844	3,514,078
Capital shares issued in reinvestment of dividends and distributions [ 5,552 and 23,126 shares, respectively ]	54,451	213,398
Capital shares repurchased [ (576,083) and (302,740) shares, respectively ]	(5,429,539)	(2,988,282)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,461,244)	739,194

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,959,750)	33,098
NET ASSETS:
Beginning of year	7,220,473	7,187,375

End of year (a)	$5,260,723	$7,220,473

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,636	$2,734

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.12		$9.93	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.07	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.72		(0.62)	(0.01)	0.10

Total from investment operations	0.78		(0.55)	0.11	0.19

Less distributions:
Dividends from net investment income	(0.09)		(0.09)	(0.15)	(0.14)
Distributions from net realized gains	—		(0.17)	(0.01)	(0.07)
Return of capital	(0.02)		—	—	—

Total dividends and distributions	(0.11)		(0.26)	(0.16)	(0.21)

Net asset value, end of period	$9.79		$9.12	$9.93	$9.98

Total return (b)	8.47%		(5.58)%	1.08%	1.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,261		$7,220	$7,187	$4,204
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.61	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.84%		3.54%	4.93%	3.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.64%		0.70%	1.18%	5.07	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.59)%		(2.21)%	(3.10)%	1.92	%(l)
Portfolio turnover rate (z)^	46%		40%	21%	10%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	5.41%	(0.33)%
BofA Merrill Lynch Global Broad Market ex. U.S. Index	1.69	(3.12)
35% MSCI AC World ex. U.S. (Net) Index / 55% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.76	(2.09)
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 5.41% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: BofA Merrill Lynch Global Broad Market ex. U.S. Index and 35% MSCI AC World ex. U.S. (Net) Index/55% BofA Merrill Lynch Global Broad Market ex. U.S. Index/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.69% and 2.76%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 35.9% equity investments, 54.7% fixed income investments and 9.4% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, outperforming its benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s fixed income allocation provided good returns, with emerging markets bonds, global inflation-linked holdings and high-yield bonds adding value over comparable indexes. Equities also provided returns, with holdings in international dividend stocks and emerging markets equity outperforming in their sectors. The Portfolio’s alternative categories all added modestly to total return.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	55.1%
Equity	35.5
Alternatives	9.4

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
iShares JP Morgan USD Emerging Markets Bond Fund	13.3%
iShares International High Yield Bond Fund	11.6
EQ/Global Bond PLUS Portfolio	8.8
EQ/International Equity Index Portfolio	7.9
iShares International Select Dividend Fund	6.8
EQ/PIMCO Global Real Return Portfolio	6.5
SPDR Citi International Government Inflation-Protected Bond Fund	6.4
AXA Real Estate Portfolio	5.6
EQ/MFS International Growth Portfolio	4.2
EQ/Emerging Markets Equity PLUS Portfolio	3.2

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$998.81	$3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.00	3.17

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.62%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Emerging Markets Infrastructure Fund	1,110	$31,180
iShares Global Infrastructure Fund	3,290	128,442
iShares International High Yield Bond Fund	20,960	961,016
iShares International Select Dividend Fund	19,190	567,256
iShares International Treasury Bond Fund	410	36,826
iShares JP Morgan USD Emerging Markets Bond Fund	10,010	1,103,302
iShares MSCI EAFE Small-Cap Fund	4,240	211,322
iShares MSCI Frontier 100 Fund	240	5,964
PowerShares DB G10 Currency Harvest Fund	6,120	151,837
PowerShares Global Short Term High Yield Bond Portfolio	7,200	175,965
SPDR Citi International Government Inflation-Protected Bond Fund*	10,260	533,725
SPDR S&P Emerging Markets SmallCap Fund	1,400	55,608
Vanguard Short-Term Inflation-Protected Securities Fund	920	45,227
Vanguard Total International Bond Fund	4,120	223,675

Total Exchange Traded Funds (51.3%) (Cost $4,780,124)		4,231,345

INVESTMENT COMPANIES:
AXA Real Estate Portfolio‡	44,290	463,857
AXA SmartBeta Equity Portfolio‡	16,944	189,013
EQ/Emerging Markets Equity PLUS Portfolio‡	32,813	262,647
EQ/Global Bond PLUS Portfolio‡	83,600	732,791
EQ/International Equity Index Portfolio‡	78,611	657,522
EQ/Low Volatility Global ETF Portfolio‡	18,887	$192,884
EQ/MFS International Growth Portfolio‡	53,327	350,415
EQ/PIMCO Global Real Return Portfolio‡	55,589	539,597
Morgan Stanley Institutional Fund, Inc. – Frontier Emerging Markets Portfolio, Institutional Class	10,784	187,535
PIMCO Foreign Bond Fund Unhedged, Institutional Class	15,794	145,462
Templeton Emerging Markets Small Cap Fund, Advisor Class	11,046	128,240
Templeton Global Smaller Companies Fund, Advisor Class	15,770	138,457

Total Investment Companies (48.4%) (Cost $4,260,738)		3,988,420

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	85,159	85,185

Total Short-Term Investment (1.0%) (Cost $85,176)		85,185

Total Investments (100.7%) (Cost $9,126,038)		8,304,950
Other Assets Less Liabilities (-0.7%)		(61,594)

Net Assets (100%)		$8,243,356

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Real Estate Portfolio (a)	$846,589	$73,225	$473,361	$463,857	$4,275	$35,084
AXA SmartBeta Equity Portfolio	335,341	26,282	171,761	189,013	2,849	16,113
EQ/Emerging Markets Equity PLUS Portfolio	415,055	33,530	241,069	262,647	2,356	(24,025)
EQ/Global Bond PLUS Portfolio	1,289,654	117,345	705,078	732,791	16,074	(5,017)
EQ/International Equity Index Portfolio	1,028,384	171,825	591,722	657,522	19,154	(61,199)
EQ/Low Volatility Global ETF Portfolio	334,567	33,717	182,541	192,884	4,937	17,280
EQ/MFS International Growth Portfolio	593,127	49,353	326,729	350,415	4,311	(25,615)
EQ/PIMCO Global Real Return Portfolio	792,355	124,211	414,197	539,597	27,413	7,841

	$5,635,072	$629,488	$3,106,458	$3,388,726	$81,369	$(39,538)

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,231,345	$—	$—	$4,231,345
Investment Companies
Investment Companies	599,694	3,388,726	—	3,988,420
Short-Term Investments
Investment Companies	85,185	—	—	85,185

Total Assets	$4,916,224	$3,388,726	$—	$8,304,950

Total Liabilities	$—	$—	$—	$—

Total	$4,916,224	$3,388,726	$—	$8,304,950

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$965,239
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,723,941

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,152
Aggregate gross unrealized depreciation	(861,044)

Net unrealized depreciation	$(809,892)

Federal income tax cost of investments	$9,114,842

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,642,456)	$3,388,726
Unaffiliated Issuers (Cost $5,483,582)	4,916,224
Cash	10,000
Dividends, interest and other receivables	6,992
Receivable from Separate Accounts for Trust shares sold	154
Receivable for securities sold	37
Other assets	59

Total assets	8,322,192

LIABILITIES
Administrative fees payable	3,588
Distribution fees payable – Class B	1,727
Trustees’ fees payable	837
Payable for securities purchased	198
Payable to Separate Accounts for Trust shares redeemed	50
Accrued expenses	72,436

Total liabilities	78,836

NET ASSETS	$8,243,356

Net assets were comprised of:
Paid in capital	$9,345,198
Accumulated undistributed net investment income (loss)	5,075
Accumulated undistributed net realized gain (loss) on investments	(285,829)
Net unrealized appreciation (depreciation) on investments	(821,088)

Net assets	$8,243,356

Class B
Net asset value, offering and redemption price per share, $8,243,356 / 906,792 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($81,369 of dividend income received from affiliates)	$242,271
Interest	2,827

Total income	245,098

EXPENSES
Custodian fees	53,500
Professional fees	37,589
Administrative fees	32,503
Distribution fees – Class B	27,709
Investment management fees	16,625
Printing and mailing expenses	1,705
Trustees’ fees	459
Miscellaneous	311

Gross expenses	170,401
Less: Waiver from investment manager	(49,128)
Reimbursement from investment manager	(55,240)

Net expenses	66,033

NET INVESTMENT INCOME (LOSS)	179,065

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(54,240) of realized gain (loss) from affiliates)	(250,302)
Net distributions of realized gain received from underlying funds ($14,702 received from affiliates)	21,911

Net realized gain (loss)	(228,391)

Net change in unrealized appreciation (depreciation) on investments ($230,624 of change in unrealized appreciation (depreciation) from affiliates)	784,728

NET REALIZED AND UNREALIZED GAIN (LOSS)	556,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$735,402

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015 (ag)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$179,065	$138,265
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(228,391)	(8,433)
Net change in unrealized appreciation (depreciation) on investments	784,728	(328,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	735,402	(198,678)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(187,952)	(150,705)
Distributions from net realized capital gains
Class B	—	(16,277)
Return of capital
Class B	(21,324)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(209,276)	(166,982)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 114,708 and 72,783 shares, respectively ]	1,068,303	672,733
Capital shares issued in connection with merger (Note 9) [ 0 and 962,890 shares, respectively ]	—	8,571,057
Capital shares issued in reinvestment of dividends and distributions [ 23,196 and 18,767 shares, respectively ]	209,276	166,982
Capital shares repurchased [ (757,835) and (32,138) shares, respectively ]	(7,076,461)	(299,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,798,882)	9,111,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,272,756)	8,745,875
NET ASSETS:
Beginning of year	13,516,112	4,770,237

End of year (a)	$8,243,356	$13,516,112

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,075	$9,087

(ag)  On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM International Moderate Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$8.85		$9.46	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.18	0.26	0.09
Net realized and unrealized gain (loss) on investments	0.32		(0.66)	(0.29)	(0.17)

Total from investment operations	0.47		(0.48)	(0.03)	(0.08)

Less distributions:
Dividends from net investment income	(0.21)		(0.10)	(0.28)	(0.11)
Distributions from net realized gains	—		(0.03)	—	(0.01)
Return of capital	(0.02)		—	—	(0.03)

Total dividends and distributions	(0.23)		(0.13)	(0.28)	(0.15)

Net asset value, end of period	$9.09		$8.85	$9.46	$9.77

Total return (b)	5.41%		(5.07)%	(0.29)%	(0.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,243		$13,516	$4,770	$3,971
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60	%(j)	0.60%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.54%		2.89%	4.19%	3.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.62%		1.91%	2.59%	5.14	%(l)
Before waivers and reimbursements (a)(f)(x)	0.67%		(0.37)%	(0.95)%	1.91	%(l)
Portfolio turnover rate (z)^	9%		13%	12%	13%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.97%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM International Moderate Portfolio.

See Notes to Financial Statements.

CHARTERSM INCOME STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	7.00%	2.43%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.55
25% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.47	2.37
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.00% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index and 25% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 2.65% and 3.47%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 25.2% equity investments, 47.1% fixed income investments and 27.6% non-traditional (alternative) investments.

•	In 2016, the Portfolio outperformed its benchmark after a margin for expenses.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s fixed income allocation contributed positively to gains, with high-yield bonds, floating rate and inflation-linked bonds as top performers. The Portfolio’s modest 25% allocation to equities also provided positive returns, particularly equity-income holdings that exceeded their comparable index. Alternative holdings made the biggest contribution to return, with global infrastructure and natural resources among the top performers.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	47.4%
Alternatives	27.5
Equity	25.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Boston Advisors Equity Income Portfolio	12.6%
Multimanager Core Bond Portfolio	8.8
iShares Global Infrastructure Fund	7.7
iShares US Preferred Stock Fund	7.3
PowerShares S&P 500 BuyWrite Portfolio	6.2
AXA Real Estate Portfolio	5.8
iShares International Select Dividend Fund	5.2
EQ/Core Bond Index Portfolio	5.0
EQ/High Yield Bond Portfolio	4.7
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.1

CHARTERSM INCOME STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,012.43	$3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.08

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.61%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM INCOME STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Aaa – A Rated Corporate Bond Fund	2,380	$122,237
iShares Emerging Markets Infrastructure Fund	3,270	91,854
iShares Floating Rate Bond Fund	1,420	72,037
iShares Global Infrastructure Fund	9,080	354,483
iShares iBoxx $ Investment Grade Corporate Bond Fund	1,600	187,488
iShares International High Yield Bond Fund	950	43,558
iShares International Select Dividend Fund	8,120	240,027
iShares JP Morgan USD Emerging Markets Bond Fund	1,020	112,424
iShares US Preferred Stock Fund	9,040	336,378
PowerShares Global Short Term High Yield Bond Portfolio	420	10,265
PowerShares S&P 500 BuyWrite Portfolio	13,470	286,507
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	2,370	65,602
SPDR Nuveen S&P High Yield Municipal Bond Fund	2,350	131,530
Vanguard Short-Term Inflation-Protected Securities Fund	440	21,630
Vanguard Total International Bond Fund	170	9,229

Total Exchange Traded Funds (45.8%) (Cost $2,200,991)		2,085,249

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	9,903	78,753
AXA Real Estate Portfolio‡	25,505	267,120
BlackRock Global Long/Short Credit Fund, Institutional Class*	11,451	115,880
Eaton Vance Floating-Rate Fund, Institutional Class	18,491	$165,495
EQ/Boston Advisors Equity Income Portfolio‡	100,905	581,092
EQ/Core Bond Index Portfolio‡	23,277	229,209
EQ/Energy ETF Portfolio‡	9,528	70,882
EQ/Global Bond PLUS Portfolio‡	12,479	109,384
EQ/High Yield Bond Portfolio‡	22,420	213,481
EQ/PIMCO Global Real Return Portfolio‡	10,097	98,009
EQ/Quality Bond PLUS Portfolio‡	8,313	70,323
Multimanager Core Bond Portfolio‡	41,450	405,357
PIMCO Foreign Bond Fund Unhedged, Institutional Class	10,218	94,111

Total Investment Companies (54.9%) (Cost $2,724,655)		2,499,096

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	13,329	13,333

Total Short-Term Investment (0.3%) (Cost $13,333)		13,333

Total Investments (101.0%) (Cost $4,938,979)		4,597,678
Other Assets Less Liabilities (-1.0%)		(46,851)

Net Assets (100%)		$4,550,827

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$83,231	$15,892	$38,707	$78,753	$1,834	$(157)
AXA Real Estate Portfolio (a)	306,197	76,870	121,348	267,120	2,390	7,797
EQ/Boston Advisors Equity Income Portfolio	630,977	216,962	278,182	581,092	12,318	48,983
EQ/Core Bond Index Portfolio	262,847	71,634	104,708	229,209	4,069	681
EQ/Energy ETF Portfolio	58,701	25,289	25,998	70,882	1,230	852
EQ/Global Bond PLUS Portfolio	125,600	30,629	46,501	109,384	2,414	(265)
EQ/High Yield Bond Portfolio	246,691	53,485	103,357	213,481	11,310	(2,308)
EQ/PIMCO Global Real Return Portfolio	107,865	25,666	40,152	98,009	5,007	148
EQ/Quality Bond PLUS Portfolio	93,422	17,620	40,600	70,323	1,008	485
Multimanager Core Bond Portfolio	460,269	127,863	185,348	405,357	9,609	156

	$2,375,800	$661,910	$984,901	$2,123,610	$51,189	$56,372

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

See Notes to Financial Statements.

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CHARTERSM INCOME STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,085,249	$—	$—	$2,085,249
Investment Companies
Investment Companies	375,486	2,123,610	—	2,499,096
Short-Term Investments
Investment Companies	13,333	—	—	13,333

Total Assets	$2,474,068	$2,123,610	$—	$4,597,678

Total Liabilities	$—	$—	$—	$—

Total	$2,474,068	$2,123,610	$—	$4,597,678

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,031,954
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,699,365

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,901
Aggregate gross unrealized depreciation	(361,845)

Net unrealized depreciation	$(352,944)

Federal income tax cost of investments	$4,950,622

See Notes to Financial Statements.

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CHARTERSM INCOME STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,329,555)	$2,123,610
Unaffiliated Issuers (Cost $2,609,424)	2,474,068
Cash	9,197
Receivable from investment manager	3,313
Dividends, interest and other receivables	1,478
Receivable for securities sold	59
Other assets	16

Total assets	4,611,741

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	9,243
Distribution fees payable – Class B	962
Payable for securities purchased	742
Trustees’ fees payable	653
Accrued expenses	49,314

Total liabilities	60,914

NET ASSETS	$4,550,827

Net assets were comprised of:
Paid in capital	$4,856,705
Accumulated undistributed net investment income (loss)	2,165
Accumulated undistributed net realized gain (loss) on investments	33,258
Net unrealized appreciation (depreciation) on investments	(341,301)

Net assets	$4,550,827

Class B
Net asset value, offering and redemption price per share, $4,550,827 / 484,237 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($51,189 of dividend income received from affiliates)	$138,635
Interest	2,578

Total income	141,213

EXPENSES
Custodian fees	67,000
Professional fees	35,866
Administrative fees	32,500
Distribution fees – Class B	11,799
Investment management fees	7,080
Printing and mailing expenses	681
Trustees’ fees	182
Miscellaneous	176

Gross expenses	155,284
Less: Waiver from investment manager	(39,580)
Reimbursement from investment manager	(88,020)

Net expenses	27,684

NET INVESTMENT INCOME (LOSS)	113,529

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(6,722) of realized gain (loss) from affiliates)	(10,918)
Net distributions of realized gain received from underlying funds ($63,094 received from affiliates)	65,466

Net realized gain (loss)	54,548

Net change in unrealized appreciation (depreciation) on investments ($70,801 of change in unrealized appreciation (depreciation) from affiliates)	151,231

NET REALIZED AND UNREALIZED GAIN (LOSS)	205,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$319,308

See Notes to Financial Statements.

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CHARTERSM INCOME STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$113,529	$117,185
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	54,548	64,083
Net change in unrealized appreciation (depreciation) on investments	151,231	(306,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	319,308	(125,597)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(120,377)	(128,728)
Distributions from net realized capital gains
Class B	(58,344)	(76,347)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(178,721)	(205,075)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 105,519 and 114,223 shares, respectively ]	1,001,264	1,112,369
Capital shares issued in reinvestment of dividends and distributions [ 18,828 and 22,204 shares, respectively ]	178,721	205,075
Capital shares repurchased [ (196,490) and (255,788) shares, respectively ]	(1,856,434)	(2,566,992)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(676,449)	(1,249,548)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(535,862)	(1,580,220)
NET ASSETS:
Beginning of year	5,086,689	6,666,909

End of year (a)	$4,550,827	$5,086,689

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,165	$5,674

See Notes to Financial Statements.

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CHARTERSM INCOME STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.14		$9.87	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.21	0.30	0.16
Net realized and unrealized gain (loss) on investments	0.41		(0.55)	0.15	(0.18)

Total from investment operations	0.64		(0.34)	0.45	(0.02)

Less distributions:
Dividends from net investment income	(0.26)		(0.24)	(0.30)	(0.19)
Distributions from net realized gains	(0.12)		(0.15)	(0.04)	(0.03)

Total dividends and distributions	(0.38)		(0.39)	(0.34)	(0.22)

Net asset value, end of period	$9.40		$9.14	$9.87	$9.76

Total return (b)	7.00%		(3.46)%	4.58%	(0.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,551		$5,087	$6,667	$4,017
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.29%		3.46%	3.94%	3.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.41%		2.16%	2.94%	9.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.30)%		(0.67)%	(0.36)%	6.33	%(l)
Portfolio turnover rate (z)^	22%		25%	17%	11%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.98%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	7.82%	1.70%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.55
25% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.47	2.37
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.82% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index and the 25% MSCI AC World (Net) Index/50% Bloomberg Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 2.65% and 3.47%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 25.1% equity investments, 44.8% fixed income investments and 30.1% non-traditional (alternative) investments.

•	In 2016, the Portfolio outperformed its benchmark after a margin for expenses.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s 25% allocation to equities provided the bulk of gains, particularly equity-income holdings that exceeded their comparable index in return. The fixed income allocation also contributed positively to gains, with global inflation-linked and emerging market bonds as top performers.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	45.1%
Alternatives	29.8
Equity	25.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
iShares Floating Rate Bond Fund	15.5%
EQ/Boston Advisors Equity Income Portfolio	9.3
EQ/PIMCO Global Real Return Portfolio	8.4
EQ/Convertible Securities Portfolio	8.4
EQ/Low Volatility Global ETF Portfolio	8.3
iShares International Select Dividend Fund	7.5
AXA Real Estate Portfolio	5.2
iShares Global Infrastructure Fund	4.5
PIMCO Unconstrained Bond Fund, Institutional Class	4.0
EQ/PIMCO Ultra Short Bond Portfolio	3.3

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,028.49	$2.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.22	2.95

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.58%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares Emerging Markets Infrastructure Fund	1,520	$42,697
iShares Floating Rate Bond Fund	12,960	657,461
iShares Global Infrastructure Fund	4,920	192,077
iShares International High Yield Bond Fund	710	32,553
iShares International Select Dividend Fund	10,720	316,883
iShares JP Morgan USD Emerging Markets Bond Fund	980	108,016
PowerShares Global Short Term High Yield Bond Portfolio	210	5,132
PowerShares S&P 500 BuyWrite Portfolio	3,900	82,953
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	3,070	84,978
Vanguard Short-Term Inflation-Protected Securities Fund	1,270	62,433
Vanguard Total International Bond Fund	1,850	100,436

Total Exchange Traded Funds (39.9%) (Cost $1,816,629)		1,685,619

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	16,630	132,252
AXA Real Estate Portfolio‡	21,094	220,920
BlackRock Global Long/Short Credit Fund, Institutional Class*	10,706	108,347
Eaton Vance Floating-Rate Fund, Institutional Class	4,668	41,775
EQ/Boston Advisors Equity Income Portfolio‡	68,338	393,548
EQ/Convertible Securities Portfolio‡	35,075	357,197

EQ/Energy ETF Portfolio‡	18,532	$137,870
EQ/Global Bond PLUS Portfolio‡	10,693	93,724
EQ/High Yield Bond Portfolio‡	4,694	44,693
EQ/Low Volatility Global ETF Portfolio‡	34,763	355,019
EQ/PIMCO Global Real Return Portfolio‡	36,897	358,151
EQ/PIMCO Ultra Short Bond Portfolio‡	14,046	138,594
PIMCO Unconstrained Bond Fund, Institutional Class	15,905	169,387

Total Investment Companies (60.5%) (Cost $2,745,030)		2,551,477

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	14,385	14,389

Total Short-Term Investment (0.3%) (Cost $14,389)		14,389

Total Investments (100.7%) (Cost $4,576,048)		4,251,485
Other Assets Less Liabilities (-0.7%)		(31,377)

Net Assets (100%)		$4,220,108

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$155,965	$36,319	$103,620	$132,252	$3,073	$(10,109)
AXA Real Estate Portfolio (a)	342,693	33,438	159,362	220,920	2,040	7,467
EQ/Boston Advisors Equity Income Portfolio	524,349	101,828	254,757	393,548	8,320	9,386
EQ/Convertible Securities Portfolio	494,347	71,236	226,717	357,197	10,853	(7,785)
EQ/Energy ETF Portfolio	148,571	43,633	89,693	137,870	2,359	(8,153)
EQ/Global Bond PLUS Portfolio	144,156	14,989	67,841	93,724	2,063	(1,799)
EQ/High Yield Bond Portfolio	61,482	7,610	29,237	44,693	2,351	(1,857)
EQ/Low Volatility Global ETF Portfolio	533,108	62,635	249,488	355,019	9,117	15,224
EQ/PIMCO Global Real Return Portfolio	506,436	77,772	248,066	358,151	18,252	(1,350)
EQ/PIMCO Ultra Short Bond Portfolio	210,772	26,489	101,340	138,594	1,744	(1,232)

	$3,121,879	$475,949	$1,530,121	$2,231,968	$60,172	$(208)

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$1,685,619	$—	$—	$1,685,619
Investment Companies
Investment Companies	319,509	2,231,968	—	2,551,477
Short-Term Investments
Investment Companies	14,389	—	—	14,389

Total Assets	$2,019,517	$2,231,968	$—	$4,251,485

Total Liabilities	$—	$—	$—	$—

Total	$2,019,517	$2,231,968	$—	$4,251,485

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$624,236
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,504,659

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,901
Aggregate gross unrealized depreciation	(343,194)

Net unrealized depreciation	$(323,293)

Federal income tax cost of investments	$4,574,778

See Notes to Financial Statements.

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CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,408,570)	$2,231,968
Unaffiliated Issuers (Cost $2,167,478)	2,019,517
Cash	19,000
Receivable from investment manager	2,877
Dividends, interest and other receivables	884
Other assets	17

Total assets	4,274,263

LIABILITIES
Payable for securities purchased	2,243
Distribution fees payable – Class B	888
Trustees’ fees payable	680
Payable to Separate Accounts for Trust shares redeemed	122
Accrued expenses	50,222

Total liabilities	54,155

NET ASSETS	$4,220,108

Net assets were comprised of:
Paid in capital	$4,623,835
Accumulated undistributed net investment income (loss)	5,469
Accumulated undistributed net realized gain (loss) on investments	(84,633)
Net unrealized appreciation (depreciation) on investments	(324,563)

Net assets	$4,220,108

Class B
Net asset value, offering and redemption price per share, $4,220,108 / 446,404 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($60,172 of dividend income received from affiliates)	$113,479
Interest	2,156

Total income	115,635

EXPENSES
Custodian fees	62,300
Professional fees	35,862
Administrative fees	32,500
Distribution fees – Class B	11,601
Investment management fees	6,961
Printing and mailing expenses	676
Trustees’ fees	188
Miscellaneous	186

Gross expenses	150,274
Less: Waiver from investment manager	(39,461)
Reimbursement from investment manager	(84,392)

Net expenses	26,421

NET INVESTMENT INCOME (LOSS)	89,214

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(53,870) of realized gain (loss) from affiliates)	(124,792)
Net distributions of realized gain received from underlying funds ($53,662 received from affiliates)	54,652

Net realized gain (loss)	(70,140)

Net change in unrealized appreciation (depreciation) on investments ($164,261 of change in unrealized appreciation (depreciation) from affiliates)	302,823

NET REALIZED AND UNREALIZED GAIN (LOSS)	232,683

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$321,897

See Notes to Financial Statements.

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CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$89,214	$105,084
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(70,140)	48,248
Net change in unrealized appreciation (depreciation) on investments	302,823	(416,462)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	321,897	(263,130)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(103,175)	(115,616)
Distributions from net realized capital gains
Class B	(40,070)	(66,016)
Return of capital
Class B	(14,012)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(157,257)	(181,632)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 50,613 and 149,886 shares, respectively ]	476,808	1,455,709
Capital shares issued in reinvestment of dividends and distributions [ 16,495 and 19,785 shares, respectively ]	157,257	181,632
Capital shares repurchased [ (274,951) and (388,917) shares, respectively ]	(2,529,302)	(3,831,662)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,895,237)	(2,194,321)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,730,597)	(2,639,083)
NET ASSETS:
Beginning of year	5,950,705	8,589,788

End of year (a)	$4,220,108	$5,950,705

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,469	$12,022

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.10		$9.83	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.14	0.24	0.09
Net realized and unrealized gain (loss) on investments	0.53		(0.60)	0.01 †	(0.10)

Total from investment operations	0.71		(0.46)	0.25	(0.01)

Less distributions:
Dividends from net investment income	(0.24)		(0.17)	(0.25)	(0.12)
Distributions from net realized gains	(0.09)		(0.10)	(0.01)	(0.03)
Return of capital	(0.03)		—	—	—

Total dividends and distributions	(0.36)		(0.27)	(0.26)	(0.15)

Net asset value, end of period	$9.45		$9.10	$9.83	$9.84

Total return (b)	7.82%		(4.55)%	2.51%	(0.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,220		$5,951	$8,590	$4,000
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.24%		2.60%	3.19%	3.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.92%		1.46%	2.37%	5.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.75)%		(0.51)%	(0.17)%	2.33	%(l)
Portfolio turnover rate (z)^	13%		27%	26%	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.96%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM MULTI-SECTOR BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	2.89%	1.80%	0.69%
Portfolio – Class B Shares	2.89	1.80	0.58
Portfolio – Class K Shares*	3.15	2.11	2.14
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.84
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 2.89% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, returned 2.08% over the same period.

Portfolio Highlights

•	In 2016, the Portfolio slightly outperformed its benchmark after a margin for expenses.

•	The Portfolio’s fixed income allocation contributed positively to returns for the year, with U.S. high-yield bond and global inflation-linked security holdings outperforming in their sectors.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Fixed Income	100.0%

Top Holdings (as a percentage of Total Investments)
As of December 31, 2016
EQ/Core Bond Index Portfolio	49.8%
EQ/Quality Bond PLUS Portfolio	22.7
EQ/High Yield Bond Portfolio	11.0
EQ/PIMCO Global Real Return Portfolio	5.2
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	4.6
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	4.1
Natixis Loomis Sayles Strategic Income Fund, Institutional Class Shares	2.5
JPMorgan Prime Money Market Fund, IM Shares	0.1

CHARTERSM MULTI-SECTOR BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$991.98	$2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.73
Class B
Actual	1,000.00	991.88	2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.73
Class K
Actual	1,000.00	992.03	1.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.69	1.46

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.54%, 0.54% and 0.29%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio‡	973,342	$9,551,774
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	869,565	8,547,829
EQ/Core Bond Index Portfolio‡	10,511,512	103,504,926
EQ/High Yield Bond Portfolio‡	2,406,638	22,916,129
EQ/PIMCO Global Real Return Portfolio‡	1,122,821	10,899,041
EQ/Quality Bond PLUS Portfolio‡	5,566,851	47,091,540
Natixis Loomis Sayles Strategic Income Fund, Institutional Class Shares	366,559	5,168,479

Total Investment Companies (100.0%) (Cost $211,911,468)		207,679,718

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	163,556	163,605

Total Short-Term Investment (0.1%) (Cost $163,605)		163,605

Total Investments (100.1%) (Cost $212,075,073)		207,843,323
Other Assets Less Liabilities (-0.1%)		(276,603)

Net Assets (100%)		$207,566,720

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	$9,085,321	$271,897	$—	$9,551,774	$271,897	$—
EQ/Core Bond Index Portfolio	114,016,447	5,935,647	16,402,608	103,504,926	1,839,263	119,641
EQ/High Yield Bond Portfolio	21,362,395	1,478,777	1,206,115	22,916,129	1,212,132	(557)
EQ/PIMCO Global Real Return Portfolio	9,928,543	1,697,130	1,199,184	10,899,041	556,787	30,072
EQ/Quality Bond PLUS Portfolio	50,108,667	1,741,330	4,773,475	47,091,540	674,750	48,756

	$204,501,373	$11,124,781	$23,581,382	$193,963,410	$4,554,829	$197,912

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$13,716,308	$193,963,410	$—	$207,679,718
Short-Term Investments
Investment Companies	163,605	—	—	163,605

Total Assets	$13,879,913	$193,963,410	$—	$207,843,323

Total Liabilities	$—	$—	$—	$—

Total	$13,879,913	$193,963,410	$—	$207,843,323

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,912,231
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$25,593,029

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,010
Aggregate gross unrealized depreciation	(4,290,815)

Net unrealized depreciation	$(4,232,805)

Federal income tax cost of investments	$212,076,128

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $197,177,631)	$193,963,410
Unaffiliated Issuers (Cost $14,897,442)	13,879,913
Cash	38,292
Receivable from Separate Accounts for Trust shares sold	45,893
Receivable for securities sold	31,510
Dividends, interest and other receivables	21,551
Other assets	747

Total assets	207,981,316

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	220,320
Distribution fees payable – Class A	29,861
Administrative fees payable	24,706
Payable for securities purchased	21,461
Investment management fees payable	13,193
Distribution fees payable – Class B	10,604
Trustees’ fees payable	3,967
Accrued expenses	90,484

Total liabilities	414,596

NET ASSETS	$207,566,720

Net assets were comprised of:
Paid in capital	$720,202,013
Accumulated undistributed net investment income (loss)	(217)
Accumulated undistributed net realized gain (loss) on investments	(508,403,326)
Net unrealized appreciation (depreciation) on investments	(4,231,750)

Net assets	$207,566,720

Class A
Net asset value, offering and redemption price per share, $141,039,078 / 37,227,035 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.79

Class B
Net asset value, offering and redemption price per share, $50,503,872 / 13,372,655 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.78

Class K
Net asset value, offering and redemption price per share, $16,023,770 / 4,218,055 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($4,554,829 of dividend income received from affiliates)	$4,962,689
Interest	1,025

Total income	4,963,714

EXPENSES
Distribution fees – Class A	368,390
Investment management fees	321,525
Administrative fees	308,390
Distribution fees – Class B	126,792
Professional fees	55,271
Custodian fees	52,500
Printing and mailing expenses	34,683
Trustees’ fees	8,134
Miscellaneous	3,352

Gross expenses	1,279,037
Less: Waiver from investment manager	(162,677)

Net expenses	1,116,360

NET INVESTMENT INCOME (LOSS)	3,847,354

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($174,214 of realized gain (loss) from affiliates)	179,497
Net distributions of realized gain received from underlying funds ($23,698 received from affiliates)	138,528

Net realized gain (loss)	318,025

Net change in unrealized appreciation (depreciation) on investments ($1,918,638 of change in unrealized appreciation (depreciation) from affiliates)	2,148,379

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,466,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,313,758

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,847,354	$3,384,931
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	318,025	633,805
Net change in unrealized appreciation (depreciation) on investments	2,148,379	(5,258,278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,313,758	(1,239,542)

DIVIDENDS:
Dividends from net investment income
Class A	(2,607,263)	(2,451,247)
Class B	(930,166)	(823,843)
Class K	(333,932)	(290,002)

	(3,871,361)	(3,565,092)

Return of capital
Class A	(255,077)	—
Class B	(91,001)	—
Class K	(32,670)	—

	(378,748)	—

TOTAL DIVIDENDS:	(4,250,109)	(3,565,092)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,831,802 and 1,536,184 shares, respectively ]	7,083,122	5,940,555
Capital shares issued in reinvestment of dividends [ 758,719 and 652,336 shares, respectively ]	2,862,340	2,451,247
Capital shares repurchased [ (5,873,194) and (5,492,936) shares, respectively ]	(22,611,184)	(21,241,404)

Total Class A transactions	(12,665,722)	(12,849,602)

Class B
Capital shares sold [ 1,514,171 and 1,328,635 shares, respectively ]	5,839,621	5,119,692
Capital shares issued in reinvestment of dividends [ 271,538 and 219,943 shares, respectively ]	1,021,167	823,843
Capital shares repurchased [ (2,106,335) and (1,935,723) shares, respectively ]	(8,085,395)	(7,464,371)

Total Class B transactions	(1,224,607)	(1,520,836)

Class K
Capital shares sold [ 811,564 and 512,814 shares, respectively ]	3,152,637	1,995,288
Capital shares issued in reinvestment of dividends [ 96,919 and 76,971 shares, respectively ]	366,602	290,002
Capital shares repurchased [ (829,751) and (997,325) shares, respectively ]	(3,213,504)	(3,873,763)

Total Class K transactions	305,735	(1,588,473)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,584,594)	(15,958,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,520,945)	(20,763,545)
NET ASSETS:
Beginning of year	219,087,665	239,851,210

End of year (a)	$207,566,720	$219,087,665

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(217)	$(5,338)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013	2012
Net asset value, beginning of year	$3.76		$3.84		$3.85		$4.04	$3.92

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.06		0.08		0.08	0.09
Net realized and unrealized gain (loss) on investments	0.04		(0.08)		0.01		(0.13)	0.12

Total from investment operations	0.11		(0.02)		0.09		(0.05)	0.21

Less distributions:
Dividends from net investment income	(0.07)		(0.06)		(0.10)		(0.14)	(0.09)
Return of capital	(0.01)		—		—		—	—

Total dividends and distributions	(0.08)		(0.06)		(0.10)		(0.14)	(0.09)

Net asset value, end of year	$3.79		$3.76		$3.84		$3.85	$4.04

Total return	2.89%		(0.48)%		2.39%		(1.14)%	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$141,039		$152,206		$168,386		$180,754	$208,917
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(k)	0.58	%(k)	0.77	%(j)	1.00%	0.98%
Before waivers (f)	0.62%		0.62%		0.79%		1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.76%		1.43%		1.93%		2.03%	2.25%
Before waivers (f)(x)	1.68%		1.39%		1.92%		2.03%	2.25%
Portfolio turnover rate^	6%		21%		81	%(h)	189%	204%

	Year Ended December 31,
Class B	2016		2015		2014		2013	2012
Net asset value, beginning of year	$3.75		$3.83		$3.84		$4.02	$3.91

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.06		0.08		0.08	0.09
Net realized and unrealized gain (loss) on investments	0.04		(0.08)		0.01		(0.12)	0.11

Total from investment operations	0.11		(0.02)		0.09		(0.04)	0.20

Less distributions:
Dividends from net investment income	(0.07)		(0.06)		(0.10)		(0.14)	(0.09)
Return of capital	(0.01)		—		—		—	—

Total dividends and distributions	(0.08)		(0.06)		(0.10)		(0.14)	(0.09)

Net asset value, end of year	$3.78		$3.75		$3.83		$3.84	$4.02

Total return	2.89%		(0.49)%		2.39%		(0.92)%	5.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$50,504		$51,286		$53,942		$55,294	$741,031
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(k)	0.58	%(k)	0.77	%(j)	1.00%	0.98%
Before waivers (f)	0.62%		0.62%		0.79%		1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.82%		1.47%		1.94%		2.04%	2.25%
Before waivers (f)(x)	1.75%		1.42%		1.93%		2.04%	2.25%
Portfolio turnover rate^	6%		21%		81	%(h)	189%	204%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014		2013	2012
Net asset value, beginning of year	$3.77		$3.85		$3.85		$4.04	$3.92

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.09		0.09	0.10
Net realized and unrealized gain (loss) on investments	0.04		(0.07)		0.02		(0.12)	0.13

Total from investment operations	0.12		(0.01)		0.11		(0.03)	0.23

Less distributions:
Dividends from net investment income	(0.08)		(0.07)		(0.11)		(0.16)	(0.11)
Return of capital	(0.01)		—		—		—	—

Total dividends and distributions	(0.09)		(0.07)		(0.11)		(0.16)	(0.11)

Net asset value, end of year	$3.80		$3.77		$3.85		$3.85	$4.04

Total return	3.15%		(0.23)%		2.92%		(0.88)%	5.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,024		$15,595		$17,523		$242,889	$236,550
Ratio of expenses to average net assets:
After waivers (f)	0.29	%(k)	0.33	%(k)	0.74	%(j)	0.75%	0.73%
Before waivers (f)	0.37%		0.37%		0.76%		0.75%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	2.07%		1.65%		2.22%		2.28%	2.53%
Before waivers (f)(x)	1.99%		1.61%		2.20%		2.28%	2.53%
Portfolio turnover rate^	6%		21%		81	%(h)	189%	204%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investments strategy resulted in lower portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class A, 1.31% for Class B and 1.28% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM REAL ASSETS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	12.73%	(0.91)%
Bloomberg Barclays World Government Inflation-Linked Bond Index	10.22	4.71
30% Bloomberg Barclays World Government Inflation-linked Bond Index/70% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.24	1.52
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 12.73% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Bloomberg Barclays World Government Inflation-Linked Bond Index and 30% Bloomberg Barclays World Government Inflation-Linked Bond Index/70% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 10.22% and 3.24%, respectively, over the same period.

Portfolio Highlights

•	As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 30.4% fixed income investments and 69.9% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, outperforming its benchmark after a margin for expenses.

•

In 2016, the U.S. equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s alternative strategies and categories contributed the bulk of its gains, with certain holdings in natural resources, energy and gold adding value well in excess of their comparable indexes. The fixed income allocation was a much more modest relative contributor to returns, although the global inflation-linked holdings outperformed in their sector.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Alternatives	68.5%
Fixed Income	31.5

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2016
EQ/PIMCO Global Real Return Portfolio	24.8%
AXA Real Estate Portfolio	11.3
PowerShares DB G10 Currency Harvest Fund	9.4
iShares Global Infrastructure Fund	9.2
EQ/Energy ETF Portfolio	6.8
AXA Natural Resources Portfolio	6.3
PowerShares DB Gold Fund	5.5
Vanguard Short-Term Inflation-Protected Securities Fund	5.2
iShares U.S. Oil & Gas Exploration & Production Fund	4.0
PowerShares DB Commodity Index Tracking Fund	3.2

CHARTERSM REAL ASSETS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,006.10	$3.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.75

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.74%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares Emerging Markets Infrastructure Fund	3,870	$108,708
iShares Global Infrastructure Fund	11,560	451,302
iShares MSCI Global Agriculture Producers Fund	3,540	88,373
iShares MSCI Global Gold Miners Fund	4,475	76,657
iShares U.S. Oil & Gas Exploration & Production Fund	2,990	195,666
PowerShares DB Agriculture Fund*	950	18,972
PowerShares DB Base Metals Fund*	7,150	106,678
PowerShares DB Commodity Index Tracking Fund*	9,960	157,766
PowerShares DB G10 Currency Harvest Fund*	18,590	461,218
PowerShares DB Gold Fund*	7,330	271,430
PowerShares DB Silver Fund*	1,830	45,494
Vanguard Short-Term Inflation-Protected Securities Fund	5,170	254,157

Total Exchange Traded Funds (46.5%) (Cost $2,463,932)		2,236,421

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	38,885	309,239
AXA Real Estate Portfolio‡	53,065	555,757
Eaton Vance Diversified Currency Income Fund, Institutional Class	9,637	83,265

EQ/Energy ETF Portfolio‡	44,588	$331,712
EQ/PIMCO Global Real Return Portfolio‡	125,045	1,213,796
PIMCO Commodity RealReturn Strategy Fund, Institutional Class	13,499	96,656

Total Investment Companies (53.8%) (Cost $2,729,697)		2,590,425

SHORT-TERM INVESTMENT:
Investment Company (1.5%)
JPMorgan Prime Money Market Fund, IM Shares	71,559	71,580

Total Short-Term Investment (1.5%) (Cost $71,568)		71,580

Total Investments (101.8%) (Cost $5,265,197)		4,898,426
Other Assets Less Liabilities (-1.8%)		(85,830)

Net Assets (100%)		$4,812,596

*	Non-income producing
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$228,956	$94,126	$84,499	$309,239	$7,130	$(1,667)
AXA Real Estate Portfolio (a)	506,248	151,889	114,952	555,757	4,815	9,290
EQ/Energy ETF Portfolio	248,065	95,299	71,635	331,712	5,638	(2,640)
EQ/PIMCO Global Real Return Portfolio	1,064,717	376,343	272,027	1,213,796	61,298	2,124

	$2,047,986	$717,657	$543,113	$2,410,504	$78,881	$7,107

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,236,421	$—	$—	$2,236,421
Investment Companies
Investment Companies	179,921	2,410,504	—	2,590,425
Short-Term Investments
Investment Companies	71,580	—	—	71,580

Total Assets	$2,487,922	$2,410,504	$—	$4,898,426

Total Liabilities	$—	$—	$—	$—

Total	$2,487,922	$2,410,504	$—	$4,898,426

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,232,038
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$953,469

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,294
Aggregate gross unrealized depreciation	(242,344)

Net unrealized depreciation	$(218,050)

Federal income tax cost of investments	$5,116,476

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,505,862)	$2,410,504
Unaffiliated Issuers (Cost $2,759,335)	2,487,922
Cash	10,000
Receivable from Separate Accounts for Trust shares sold	45
Dividends, interest and other receivables	45
Other assets	14

Total assets	4,908,530

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	28,828
Payable for securities purchased	12,661
Administrative fees payable	1,442
Distribution fees payable – Class B	1,014
Trustees’ fees payable	614
Accrued expenses	51,375

Total liabilities	95,934

NET ASSETS	$4,812,596

Net assets were comprised of:
Paid in capital	$5,203,996
Accumulated undistributed net investment income (loss)	6,536
Accumulated undistributed net realized gain (loss) on investments	(31,165)
Net unrealized appreciation (depreciation) on investments	(366,771)

Net assets	$4,812,596

Class B
Net asset value, offering and redemption price per share, $4,812,596 / 529,533 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($78,881 of dividend income received from affiliates)	$102,909
Interest	2,538

Total income	105,447

EXPENSES
Professional fees	37,057
Administrative fees	32,509
Custodian fees	29,700
Distribution fees – Class B	11,120
Investment management fees	6,672
Printing and mailing expenses	637
Trustees’ fees	164
Miscellaneous	163

Gross expenses	118,022
Less: Waiver from investment manager	(39,181)
Reimbursement from investment manager	(47,241)

Net expenses	31,600

NET INVESTMENT INCOME (LOSS)	73,847

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,741) of realized gain (loss) from affiliates)	9,894
Net distributions of realized gain received from underlying funds ($8,848 received from affiliates)	9,025

Net realized gain (loss)	18,919

Net change in unrealized appreciation (depreciation) on investments ($187,974 of change in unrealized appreciation (depreciation) from affiliates)	425,559

NET REALIZED AND UNREALIZED GAIN (LOSS)	444,478

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$518,325

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,847	$31,782
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	18,919	(34,898)
Net change in unrealized appreciation (depreciation) on investments	425,559	(535,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	518,325	(539,084)

DIVIDENDS:
Dividends from net investment income
Class B	(82,701)	(39,104)
Return of capital
Class B	(8,704)	—

TOTAL DIVIDENDS:	(91,405)	(39,104)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 107,751 and 46,244 shares, respectively ]	982,601	416,988
Capital shares issued in reinvestment of dividends [ 10,121 and 4,723 shares, respectively ]	91,405	39,104
Capital shares repurchased [ (88,057) and (59,529) shares, respectively ]	(795,816)	(527,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	278,190	(71,849)

TOTAL INCREASE (DECREASE) IN NET ASSETS	705,110	(650,037)
NET ASSETS:
Beginning of year	4,107,486	4,757,523

End of year (a)	$4,812,596	$4,107,486

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,536	$6,659

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM REAL ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2016		2015	2014	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$8.22		$9.36	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.06	0.23	0.06
Net realized and unrealized gain (loss) on investments	0.90		(1.12)	(0.22)	(0.35)

Total from investment operations	1.05		(1.06)	0.01	(0.29)

Less distributions:
Dividends from net investment income	(0.16)		(0.08)	(0.25)	(0.07)
Return of capital	(0.02)		—	—	(0.04)

Total dividends and distributions	(0.18)		(0.08)	(0.25)	(0.11)

Net asset value, end of period	$9.09		$8.22	$9.36	$9.60

Total return (b)	12.73%		(11.34)%	0.09%	(2.88)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,813		$4,107	$4,758	$3,886
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.71	%(j)	0.65%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	2.65%		3.22%	3.87%	3.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.66%		0.70%	2.31%	3.44	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.28)%		(1.88)%	(0.90)%	0.17	%(l)
Portfolio turnover rate (z)^	21%		21%	14%	15%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.17% for Class B.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares*	9.34%	10.49%	3.74%
Portfolio – Class B Shares	9.34	10.50	3.65
Russell 2000® Growth Index	11.32	13.74	7.76

*   Date of inception 1/22/08. Returns for Class A shares prior to this period are derived from the historical performance of Class B shares which reflect the effect of 12b-1 fees applicable to Class B shares.

    Class A shares were not subject to 12b-1 fees prior to January 1, 2012.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On April 21, 2014, the Multimanager Small Cap Growth Portfolio was converted into the CharterSM Small Cap Growth Portfolio. Prior to April 21, 2014, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 9.34% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2000® Growth Index returned 11.32% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

For the year, domestic equity markets were up substantially, especially small-cap growth stocks, which profited from outstanding performance of small-cap banks in 2016. One of Portfolio’s holdings performed well based on overweightings in financial services companies and energy. The other was hurt by overweights in health care and an underweighting in energy. On balance, the Portfolio underperformed its benchmark after a margin for expenses.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	99.6%
Fixed Income	0.4

Top Holdings (as a percentage of Total Investments)
As of December 31, 2016
AXA/Morgan Stanley Small Cap Growth Portfolio	71.4%
AXA/Lord Abbett Micro Cap Portfolio	28.2
JPMorgan Prime Money Market Fund, IM Shares	0.4

CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,108.17	$2.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.48
Class B
Actual	1,000.00	1,108.24	2.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.48

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.49% and 0.49% respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA/Lord Abbett Micro Cap Portfolio‡	2,384,165	$23,696,835
AXA/Morgan Stanley Small Cap Growth Portfolio‡	6,138,371	60,052,159

Total Investment Companies (99.8%) (Cost $73,467,231)		83,748,994

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	371,429	371,541

Total Short-Term Investment (0.4%) (Cost $371,503)		$371,541

Total Investments (100.2%) (Cost $73,838,734)		84,120,535
Other Assets Less Liabilities (-0.2%)		(130,405)

Net Assets (100%)		$83,990,130

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA/Lord Abbett Micro Cap Portfolio	$23,625,873	$458,126	$2,749,417	$23,696,835	$39,414	$(113,810)
AXA/Morgan Stanley Small Cap Growth Portfolio	60,905,902	2,341,030	6,579,075	60,052,159	1,209	1,605,290

	$84,531,775	$2,799,156	$9,328,492	$83,748,994	$40,623	$1,491,480

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$83,748,994	$—	$83,748,994
Short-Term Investments
Investment Companies	371,541	—	—	371,541

Total Assets	$371,541	$83,748,994	$—	$84,120,535

Total Liabilities	$—	$—	$—	$—

Total	$371,541	$83,748,994	$—	$84,120,535

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,799,156
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,585,663

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,270,733
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$10,270,733

Federal income tax cost of investments	$73,849,802

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $73,467,231)	$83,748,994
Unaffiliated Issuers (Cost $371,503)	371,541
Cash	28,000
Receivable for securities sold	27,609
Receivable from Separate Accounts for Trust shares sold	6,010
Dividends, interest and other receivables	256
Other assets	253

Total assets	84,182,663

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	111,407
Distribution fees payable – Class B	17,912
Administrative fees payable	10,127
Investment management fees payable	3,356
Trustees’ fees payable	1,428
Distribution fees payable – Class A	77
Accrued expenses	48,226

Total liabilities	192,533

NET ASSETS	$83,990,130

Net assets were comprised of:
Paid in capital	$72,512,604
Accumulated undistributed net investment income (loss)	(2,122)
Accumulated undistributed net realized gain (loss) on investments	1,197,847
Net unrealized appreciation (depreciation) on investments	10,281,801

Net assets	$83,990,130

Class A
Net asset value, offering and redemption price per share, $342,678 / 28,271 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.12

Class B
Net asset value, offering and redemption price per share, $83,647,452 / 6,965,788 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($40,623 of dividend income received from affiliates) (net of $154 foreign withholding tax)	$41,646
Interest	438
Other income	236,758

Total income	278,842

EXPENSES
Distribution fees – Class B	199,930
Investment management fees	120,449
Administrative fees	115,502
Professional fees	39,152
Custodian fees	24,600
Printing and mailing expenses	12,339
Trustees’ fees	3,062
Distribution fees – Class A	817
Miscellaneous	1,212

Gross expenses	517,063
Less: Waiver from investment manager	(130,166)

Net expenses	386,897

NET INVESTMENT INCOME (LOSS)	(108,055)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($255,533 of realized gain (loss) from affiliates)	255,217
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	1,235,947

Net realized gain (loss)	1,491,164

Net change in unrealized appreciation (depreciation) on investments ($5,746,555 of change in unrealized appreciation (depreciation) from affiliates)	5,746,593

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,237,757

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,129,702

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(108,055)	$(215,507)
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	1,491,164	5,762,626
Net change in unrealized appreciation (depreciation) on investments	5,746,593	(10,877,376)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,129,702	(5,330,257)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	—	(925)
Class B	—	(247,303)

	—	(248,228)

Distributions from net realized capital gains
Class A	(6,396)	—
Class B	(1,508,262)	—

	(1,514,658)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,514,658)	(248,228)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 9,575 and 37,630 shares, respectively ]	110,723	487,020
Capital shares issued in reinvestment of dividends [ 526 and 81 shares, respectively ]	6,396	925
Capital shares repurchased [ (10,352) and (42,631) shares, respectively ]	(121,984)	(492,151)

Total Class A transactions	(4,865)	(4,206)

Class B
Capital shares sold [ 501,879 and 668,487 shares, respectively ]	5,443,247	7,998,255
Capital shares issued in reinvestment of dividends [ 125,275 and 21,800 shares, respectively ]	1,508,262	247,303
Capital shares repurchased [ (1,206,642) and (1,248,271) shares, respectively ]	(13,230,554)	(15,085,546)

Total Class B transactions	(6,279,045)	(6,839,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,283,910)	(6,844,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(668,866)	(12,422,679)
NET ASSETS:
Beginning of year	84,658,996	97,081,675

End of year (a)	$83,990,130	$84,658,996

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,122)	$(2,003)

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013	2012
Net asset value, beginning of year	$11.28		$12.04		$12.37		$8.37	$7.51

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02	)(x)	(0.03	)(x)	(0.08	)(x)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	1.07		(0.70)		(0.25)		4.08	0.90

Total from investment operations	1.05		(0.73)		(0.33)		4.00	0.86

Less distributions:
Dividends from net investment income	—		(0.03)		—		—	—
Distributions from net realized gains	(0.21)		—		—		—	—

Total dividends and distributions	(0.21)		(0.03)		—		—	—

Net asset value, end of year	$12.12		$11.28		$12.04		$12.37	$8.37

Total return	9.34	%(ee)	(6.05	)%(aa)	(2.67)%		47.79%	11.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$343		$322		$403		$336	$127
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.48	%(k)	0.46	%(k)	0.84	%(j)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	0.48	%(k)	0.46	%(k)	0.84	%(j)	1.27%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	0.64%		0.67%		1.00%		1.32%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.14	)%(x)(gg)	(0.23	)%(x)(cc)	(0.72	)%(x)	(0.83)%	(0.51)%
After waivers, reimbursements and fees paid indirectly (f)	(0.14	)%(x)(gg)	(0.23	)%(x)(cc)	(0.72	)%(x)	(0.80)%	(0.51)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.30	)%(x)(gg)	(0.44	)%(x)(cc)	(0.87	)%(x)	(0.85)%	(0.51)%
Portfolio turnover rate^	3%		9%		93%		85%	58%

	Year Ended December 31,
Class B	2016		2015		2014		2013	2012
Net asset value, beginning of year	$11.18		$11.93		$12.25		$8.29	$7.44

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)(x)	(0.03	)(x)	(0.08	)(x)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	1.05		(0.69)		(0.24)		4.04	0.89

Total from investment operations	1.04		(0.72)		(0.32)		3.96	0.85

Less distributions:
Dividends from net investment income	—		(0.03)		—		—	—
Distributions from net realized gains	(0.21)		—		—		—	—

Total dividends and distributions	(0.21)		(0.03)		—		—	—

Net asset value, end of year	$12.01		$11.18		$11.93		$12.25	$8.29

Total return	9.34	%(ff)	(6.02	)%(bb)	(2.61)%		47.77%	11.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$83,647		$84,337		$96,679		$112,748	$255,737
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.48	%(k)	0.46	%(k)	0.85	%(j)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	0.48	%(k)	0.46	%(k)	0.85	%(j)	1.27%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	0.64%		0.67%		1.00%		1.32%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.13	)%(x)(hh)	(0.23	)%(x)(dd)	(0.72	)%(x)	(0.85)%	(0.54)%
After waivers, reimbursements and fees paid indirectly (f)	(0.13	)%(x)(hh)	(0.23	)%(x)(dd)	(0.72	)%(x)	(0.84)%	(0.54)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.30	)%(x)(hh)	(0.44	)%(x)(dd)	(0.88	)%(x)	(0.86)%	(0.54)%
Portfolio turnover rate^	3%		9%		93%		85%	58%

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2014 to April 17, 2014+		Year Ended December 31,
Class K			2013	2012
Net asset value, beginning of year	$12.43		$8.39	$7.51

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02	)(x)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.83)		4.10	0.90

Total from investment operations	(0.85)		4.04	0.88

Net asset value, end of year	$11.58		$12.43	$8.39

Total return (b)	(6.84)%		48.15%	11.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—		$318,274	$240,397
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.06%		1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	1.06%		1.02%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	1.08%		1.07%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.67)%		(0.59)%	(0.29)%
After waivers, reimbursements and fees paid indirectly (a)	(0.67)%		(0.57)%	(0.29)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.69)%		(0.61)%	(0.30)%
Portfolio turnover rate^	93%		85%	58%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
+	On April 17, 2014, shares were fully redeemed.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.86% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursement would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.21)%.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.18)%.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements, (0.46)% after waivers, reimbursements and fees paid indirectly and (0.67)% before waivers, reimbursements and fees paid indirectly.
(dd)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements, (0.46)% after waivers, reimbursements and fees paid indirectly and (0.67)% before waivers, reimbursements and fees paid indirectly.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.07%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.06%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements, (0.43)% after waivers, reimbursements and fees paid indirectly and (0.60)% before waivers, reimbursements and fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements, (0.43)% after waivers, reimbursements and fees paid indirectly and (0.59)% before waivers, reimbursements and fees paid indirectly.

See Notes to Financial Statements.

CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class A Shares	25.22%	11.46%	3.41%
Portfolio – Class B Shares	25.20	11.47	3.27
Russell 2000® Value Index	31.74	15.07	6.26
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On April 21, 2014, the Multimanager Small Cap Value Portfolio was converted into the Charter Small Cap Value Portfolio. Prior to April 21, 2014, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 25.20% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2000® Value Index returned 31.74% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

For the year, domestic equity markets were up substantially, especially small-cap value stocks, which profited from outstanding performance of small-cap banks in 2016. Investors appeared to believe small banks would profit from tax and regulatory changes under the new presidential administration. One of the Portfolio’s small-cap holdings currently has a high cash level, which contributed to underperformance versus its benchmark. In addition, another small-cap fund held a somewhat lower-than-benchmark allocation to financials, which also hurt performance of the Portfolio.

The Portfolio provided positive returns for the year, underperforming its benchmark after a margin for expenses.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	99.8%
Fixed Income	0.2

Top Holdings (as a percentage of Total Investments)
As of December 31, 2016
AXA/Horizon Small Cap Value Portfolio	39.0%
AXA/Pacific Global Small Cap Value Portfolio	36.1
EQ/GAMCO Small Company Value Portfolio	24.0
Snow Capital Small Cap Value Fund, Institutional Class	0.7
JPMorgan Prime Money Market Fund, IM Shares	0.2

CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class A
Actual	$1,000.00	$1,209.25	$2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.70
Class B
Actual	1,000.00	1,209.09	2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.70

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.53% and 0.53% respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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CHARTERSM SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/Horizon Small Cap Value Portfolio‡	6,999,381	$68,821,504
AXA/Pacific Global Small Cap Value Portfolio‡	6,960,229	63,815,237
EQ/GAMCO Small Company Value Portfolio‡	725,290	42,451,517
Snow Capital Small Cap Value Fund, Institutional Class*	37,938	1,193,920

Total Investment Companies (99.9%) (Cost $144,654,746)		176,282,178

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	276,699	276,782

Total Short-Term Investment (0.2%) (Cost $276,750)		276,782

Total Investments (100.1%) (Cost $144,931,496)		176,558,960
Other Assets Less Liabilities (-0.1%)		(188,760)

Net Assets (100%)		$176,370,200

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA/Horizon Small Cap Value Portfolio	$63,480,362	$9,337,112	$13,509,457	$68,821,504	$314,410	$3,268,463
AXA/Pacific Global Small Cap Value Portfolio	57,936,549	4,597,628	12,918,041	63,815,237	448,746	(1,013,941)
EQ/GAMCO Small Company Value Portfolio	33,890,443	2,146,609	—	42,451,517	296,484	1,335,126
Snow Capital Small Cap Value Fund, Institutional Class*	1,456,133	—	556,575	1,193,920	—	(41,575)

	$156,763,487	$16,081,349	$26,984,073	$176,282,178	$1,059,640	$3,548,073

*	Was an Affiliate during the year.
†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$1,193,920	$175,088,258	$—	$176,282,178
Short-Term Investments
Investment Companies	276,782	—	—	276,782

Total Assets	$1,470,702	$175,088,258	$—	$176,558,960

Total Liabilities	$—	$—	$—	$—

Total	$1,470,702	$175,088,258	$—	$176,558,960

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivative contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,081,350
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$24,207,506

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,826,472
Aggregate gross unrealized depreciation	(5,347)

Net unrealized appreciation	$31,821,125

Federal income tax cost of investments	$144,737,835

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $143,461,089)	$175,088,258
Unaffiliated Issuers (Cost $1,470,407)	1,470,702
Cash	23,000
Receivable from Separate Accounts for Trust shares sold	9,476
Dividends, interest and other receivables	176
Other assets	472

Total assets	176,592,084

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	67,310
Distribution fees payable – Class B	34,570
Administrative fees payable	21,132
Investment management fees payable	16,168
Payable for securities purchased	9,654
Trustees’ fees payable	6,295
Distribution fees payable – Class A	2,967
Accrued expenses	63,788

Total liabilities	221,884

NET ASSETS	$176,370,200

Net assets were comprised of:
Paid in capital	$402,455,456
Accumulated undistributed net investment income (loss)	195,543
Accumulated undistributed net realized gain (loss) on investments	(257,908,263)
Net unrealized appreciation (depreciation) on investments	31,627,464

Net assets	$176,370,200

Class A
Net asset value, offering and redemption price per share, $13,939,983 / 851,602 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.37

Class B
Net asset value, offering and redemption price per share, $162,430,217 / 9,916,288 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($1,059,640 of dividend income received from affiliates)	$1,060,378
Interest	736
Other income	154,845

Total income	1,215,959

EXPENSES
Distribution fees – Class B	348,025
Investment management fees	226,900
Administrative fees	217,475
Professional fees	39,255
Distribution fees – Class A	30,139
Custodian fees	24,100
Printing and mailing expenses	21,795
Trustees’ fees	5,690
Miscellaneous	2,249

Gross expenses	915,628
Less: Waiver from investment manager	(117,830)

Net expenses	797,798

NET INVESTMENT INCOME (LOSS)	418,161

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(969,827) of realized gain (loss) from affiliates)	(963,312)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	4,517,900

Net realized gain (loss)	3,554,588

Net change in unrealized appreciation (depreciation) on investments ($30,421,415 of change in unrealized appreciation (depreciation) from affiliates)	30,421,445

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,976,033

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,394,194

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$418,161	$87,436
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	3,554,588	10,264,788
Net change in unrealized appreciation (depreciation) on investments	30,421,445	(33,469,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,394,194	(23,116,995)

DIVIDENDS:
Dividends from net investment income
Class A	(167,413)	(69,196)
Class B	(1,946,771)	(854,782)

TOTAL DIVIDENDS:	(2,114,184)	(923,978)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 41,724 and 36,818 shares, respectively ]	590,351	545,295
Capital shares issued in reinvestment of dividends [ 10,130 and 5,148 shares, respectively ]	167,413	69,196
Capital shares repurchased [ (87,391) and (101,215) shares, respectively ]	(1,227,064)	(1,502,082)

Total Class A transactions	(469,300)	(887,591)

Class B
Capital shares sold [ 1,040,226 and 1,133,034 shares, respectively ]	14,886,086	16,087,658
Capital shares issued in reinvestment of dividends [ 117,717 and 63,550 shares, respectively ]	1,946,771	854,782
Capital shares repurchased [ (2,200,841) and (1,165,210) shares, respectively ]	(29,078,157)	(17,198,705)

Total Class B transactions	(12,245,300)	(256,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(12,714,600)	(1,143,856)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,565,410	(25,184,829)
NET ASSETS:
Beginning of year	156,804,790	181,989,619

End of year (a)	$176,370,200	$156,804,790

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$195,543	$(4,039)

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2016		2015		2014		2013	2012
Net asset value, beginning of year	$13.23		$15.32		$16.17		$11.40	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	(x)	—	#(x)	(0.05	)(x)	0.09	0.04
Net realized and unrealized gain (loss) on investments	3.30		(2.01)		(0.77)		4.76	1.61

Total from investment operations	3.34		(2.01)		(0.82)		4.85	1.65

Less distributions:
Dividends from net investment income	(0.20)		(0.08)		(0.03)		(0.08)	(0.06)

Net asset value, end of year	$16.37		$13.23		$15.32		$16.17	$11.40

Total return	25.22%		(13.14)%		(5.09)%		42.56%	16.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,940		$11,735		$14,496		$17,119	$12,577
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(k)	0.47	%(k)	0.85	%(j)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	0.53	%(k)	0.47	%(k)	0.85	%(j)	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	0.61%		0.62%		0.93%		1.33%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.27	%(x)	0.03	%(x)	(0.31	)%(x)	0.62%	0.37%
After waivers, reimbursements and fees paid indirectly (f)	0.27	%(x)	0.03	%(x)	(0.31	)%(x)	0.62%	0.37%
Before waivers, reimbursements and fees paid indirectly (f)	0.19	%(x)	(0.13	)%(x)	(0.39	)%(x)	0.59%	0.37%
Portfolio turnover rate^	11%		29%		47%		17%	14%

	Year Ended December 31,
Class B	2016		2015		2014		2013	2012
Net asset value, beginning of year	$13.24		$15.33		$16.18		$11.41	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	(x)	0.01	(x)	(0.05	)(x)	0.02	0.04
Net realized and unrealized gain (loss) on investments	3.30		(2.02)		(0.77)		4.83	1.62

Total from investment operations	3.34		(2.01)		(0.82)		4.85	1.66

Less distributions:
Dividends from net investment income	(0.20)		(0.08)		(0.03)		(0.08)	(0.06)

Net asset value, end of year	$16.38		$13.24		$15.33		$16.18	$11.41

Total return	25.20%		(13.13)%		(5.08)%		42.52%	16.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162,430		$145,069		$167,494		$194,185	$531,314
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(k)	0.47	%(k)	0.85	%(j)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	0.53	%(k)	0.47	%(k)	0.85	%(j)	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	0.60%		0.62%		0.93%		1.33%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.28	%(x)	0.05	%(x)	(0.31	)%(x)	0.13%	0.36%
After waivers, reimbursements and fees paid indirectly (f)	0.28	%(x)	0.05	%(x)	(0.31	)%(x)	0.13%	0.36%
Before waivers, reimbursements and fees paid indirectly (f)	0.20	%(x)	(0.10	)%(x)	(0.39	)%(x)	0.12%	0.36%
Portfolio turnover rate^	11%		29%		47%		17%	14%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2014 to April 17, 2014+		Year Ended December 31,
Class K			2014	2013
Net asset value, beginning of year	$16.17		$11.40	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#(x)	0.11	0.06
Net realized and unrealized gain (loss) on investments	(0.18)		4.78	1.62

Total from investment operations	(0.18)		4.89	1.68

Less distributions:
Dividends from net investment income	—		(0.12)	(0.09)

Net asset value, end of year	$15.99		$16.17	$11.40

Total return (b)	(1.11)%		42.92%	17.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—		$113,216	$96,562
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.09%		1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	1.09%		1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	1.12%		1.08%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.05)%		0.81%	0.56%
After waivers, reimbursements and fees paid indirectly (a)	(0.05)%		0.81%	0.56%
Before waivers, reimbursements and fees paid indirectly (a)	(0.08)%		0.78%	0.56%
Portfolio turnover rate^	47%		17%	14%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
+	On April 17, 2014, shares were fully redeemed.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.85% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursement would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	10.58%	(0.35)%
Charter Alternative 100 Moderate Composite Index	9.71	(0.76)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33	0.14
S&P 500 Index	11.96	10.14
* Date of inception 10/30/13, except for the Composite Index, which uses 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 10.58% for the year ended December 31, 2016. This compares to the returns of the following benchmarks: Charter Alternative 100 Moderate Composite Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and S&P 500 Index, which returned 9.71%, 0.33% and 11.96%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2016

•	As of 12/31/2016, the Portfolio’s allocation (as a percentage of market value excluding cash) consisted of 100.0% non-traditional (alternative) investments.

•	The Portfolio provided positive returns for the year, exceeding its composite benchmark after a margin for expenses.

•

In 2016, multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories. The Portfolio’s holdings in funds that invest in natural resources, oil, energy and gold mines all produced attractive returns. Convertibles, commodities and currency strategies were also positive.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Alternatives	98.8%
Fixed Income	1.2

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/GAMCO Mergers and Acquisitions Portfolio	13.8%
EQ/Convertible Securities Portfolio	10.2
PowerShares DB G10 Currency Harvest Fund	9.9
AXA Real Estate Portfolio	9.5
iShares Global Infrastructure Fund	8.2
PowerShares Multi-Strategy Alternative Portfolio	5.5
PowerShares DB Gold Fund	5.2
AXA Natural Resources Portfolio	5.1
EQ/Energy ETF Portfolio	5.1
iShares U.S. Oil & Gas Exploration & Production Fund	5.0

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,014.75	$3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.46	3.72

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.73%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Emerging Markets Infrastructure Fund	6,670	$187,360
iShares Global Infrastructure Fund	17,300	675,392
iShares MSCI Global Agriculture Producers Fund	6,700	167,260
iShares MSCI Global Gold Miners Fund	7,440	127,447
iShares U.S. Oil & Gas Exploration & Production Fund	6,280	410,963
PowerShares DB Agriculture Fund*	1,780	35,547
PowerShares DB Base Metals Fund*	11,220	167,402
PowerShares DB Commodity Index Tracking Fund*	17,550	277,992
PowerShares DB G10 Currency Harvest Fund*	32,940	817,241
PowerShares DB Gold Fund*	11,585	428,993
PowerShares DB Silver Fund*	2,930	72,840
PowerShares Multi-Strategy Alternative Portfolio‡	19,900	454,516
WisdomTree Managed Futures Strategy Fund*	2,770	114,844

Total Exchange Traded Funds (48.0%) (Cost $4,558,344)		3,937,797

INVESTMENT COMPANIES:
AQR Managed Futures Strategy, Institutional Class	21,780	202,988
AXA Natural Resources Portfolio‡	52,668	418,847
AXA Real Estate Portfolio‡	74,836	783,773
BlackRock Global Long/Short Credit Fund, Institutional Class*	25,938	262,492
EQ/Convertible Securities Portfolio‡	82,438	$839,538
EQ/Energy ETF Portfolio‡	56,138	417,646
EQ/GAMCO Mergers and Acquisitions Portfolio‡	87,551	1,143,515
Financial Investors Trust - Listed Private Equity Fund, Institutional Class	12,113	78,492
Franklin K2 Alternative Strategies Fund, Advisor Class	6,445	69,416

Total Investment Companies (51.5%) (Cost $4,566,112)		4,216,707

SHORT-TERM INVESTMENT:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	100,721	100,752

Total Short-Term Investment (1.2%) (Cost $100,752)		100,752

Total Investments (100.7%) (Cost $9,225,208)		8,255,256
Other Assets Less Liabilities (-0.7%)		(59,432)

Net Assets (100%)		$8,195,824

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares except PowerShares Multi-Strategy Alternative Portfolio.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$671,243	$90,407	$604,038	$418,847	$9,649	$(121,874)
AXA Real Estate Portfolio (a)	1,376,046	200,488	814,528	783,773	7,119	48,795
EQ/Convertible Securities Portfolio	1,361,218	185,410	751,980	839,538	25,286	(13,180)
EQ/Energy ETF Portfolio	589,322	167,927	554,356	417,646	7,089	(108,212)
EQ/GAMCO Mergers and Acquisitions Portfolio	1,843,689	414,932	1,174,864	1,143,515	2,883	38,330
PowerShares Multi-Strategy Alternative Portfolio*	623,271	—	188,895	454,516	6,865	(5,071)

	$6,464,789	$1,059,164	$4,088,661	$4,057,835	$58,891	$(161,212)

*	Not affiliated at December 31, 2015.
†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,937,797	$—	$—	$3,937,797
Investment Companies
Investment Companies	613,388	3,603,319	—	4,216,707
Short-Term Investments
Investment Companies	100,752	—	—	100,752

Total Assets	$4,651,937	$3,603,319	$—	$8,255,256

Total Liabilities	$—	$—	$—	$—

Total	$4,651,937	$3,603,319	$—	$8,255,256

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,651,398
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,345,969

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,028
Aggregate gross unrealized depreciation	(596,267)

Net unrealized depreciation	$(559,239)

Federal income tax cost of investments	$8,814,495

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,387,126)	$4,057,835
Unaffiliated Issuers (Cost $4,838,082)	4,197,421
Cash	22,000
Receivable from Separate Accounts for Trust shares sold	62
Dividends, interest and other receivables	43
Other assets	60

Total assets	8,277,421

LIABILITIES
Administrative fees payable	6,290
Distribution fees payable – Class B	1,725
Trustees’ fees payable	934
Payable for securities purchased	716
Payable to Separate Accounts for Trust shares redeemed	172
Accrued expenses	71,760

Total liabilities	81,597

NET ASSETS	$8,195,824

Net assets were comprised of:
Paid in capital	$9,464,407
Accumulated undistributed net investment income (loss)	9,190
Accumulated undistributed net realized gain (loss) on investments	(307,821)
Net unrealized appreciation (depreciation) on investments	(969,952)

Net assets	$8,195,824

Class B
Net asset value, offering and redemption price per share, $8,195,824 / 898,592 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($58,891 of dividend income received from affiliates)	$106,888
Interest	2,561

Total income	109,449

EXPENSES
Custodian fees	39,500
Professional fees	37,564
Administrative fees	32,507
Distribution fees – Class B	25,977
Investment management fees	15,587
Printing and mailing expenses	1,575
Trustees’ fees	430
Miscellaneous	325

Gross expenses	153,465
Less: Waiver from investment manager	(48,094)
Reimbursement from investment manager	(32,641)

Net expenses	72,730

NET INVESTMENT INCOME (LOSS)	36,719

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(227,151) of realized gain (loss) from affiliates)	(471,827)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	65,939

Net realized gain (loss)	(405,888)

Net change in unrealized appreciation (depreciation) on investments ($622,543 of change in unrealized appreciation (depreciation) from affiliates)	1,530,301

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,124,413

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,161,132

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015 (ag)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$36,719	$120,215
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(405,888)	119,723
Net change in unrealized appreciation (depreciation) on investments	1,530,301	(815,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,161,132	(575,277)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(70,904)	(185,335)
Distributions from net realized capital gains
Class B	—	(123,957)
Return of capital
Class B	(38,932)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(109,836)	(309,292)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 189,141 and 228,623 shares, respectively ]	1,679,734	2,128,331
Capital shares issued in connection with merger (Note 9) [ 0 and 859,895 shares, respectively ]	—	7,365,800
Capital shares issued in reinvestment of dividends and distributions [ 12,077 and 36,490 shares, respectively ]	109,836	309,292
Capital shares repurchased [ (832,263) and (405,905) shares, respectively ]	(7,425,910)	(3,871,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,636,340)	5,931,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,585,044)	5,047,094
NET ASSETS:
Beginning of year	12,780,868	7,733,774

End of year (a)	$8,195,824	$12,780,868

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$9,190	$15,164

(ag)  On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM Alternative 100 Moderate Portfolio.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$8.36		$9.54	$9.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.85		(1.04)	(0.15)	(0.17)

Total from investment operations	0.88		(0.91)	(0.02)	(0.10)

Less distributions:
Dividends from net investment income	(0.08)		(0.13)	(0.17)	(0.14)
Distributions from net realized gains	—		(0.14)	—	(0.02)
Return of capital	(0.04)		—	—	(0.01)

Total dividends and distributions	(0.12)		(0.27)	(0.17)	(0.17)

Net asset value, end of period	$9.12		$8.36	$9.54	$9.73

Total return (b)	10.58%		(9.50)%	(0.16)%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,196		$12,781	$7,734	$4,269
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70	%(j)	0.66%**	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.48%		2.36%	3.01%	3.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.35%		1.40%	1.27%	4.13	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.42)%		(0.31)%	(1.09)%	0.96	%(l)
Portfolio turnover rate (z)^	16%		30%	13%	7%
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM Alternative 100 Moderate Portfolio.

See Notes to Financial Statements.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	5.69%	6.18%	2.68%
Portfolio – Class K Shares*	5.83	6.45	6.31
S&P Target Date 2015 Index	6.56	6.79	4.50
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 5.69% for the year ended December 31, 2016. The Portfolio’s benchmark, the S&P Target Date 2015 Index, returned 6.56% over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (10.3%), large cap value stocks (9.6%), mid cap stocks (7.8%), small cap stocks (2.9%), international stocks (13.7%) and emerging market stocks (4.7%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (43.6%) and high yield bonds (7.5%).

•	The Portfolio provided positive returns for the year, slightly underperforming its benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in large-cap U.S. stocks adding the most return, along with large-cap and small-cap value equity. The fixed income allocation was a much more modest relative contributor to returns, although the high-yield holding outperformed in its sector.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	50.7%
Equity	49.3

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Equity 500 Index Portfolio	21.6%
EQ/Core Bond Index Portfolio	21.3
EQ/International Equity Index Portfolio	11.3
EQ/Quality Bond PLUS Portfolio	8.1
EQ/High Yield Bond Portfolio	7.4
EQ/Global Bond PLUS Portfolio	7.1
EQ/PIMCO Ultra Short Bond Portfolio	6.1
EQ/Emerging Markets Equity PLUS Portfolio	4.3
EQ/BlackRock Basic Value Equity Portfolio	3.0
EQ/MFS International Growth Portfolio	2.3

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,028.95	$2.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.88
Class K
Actual	1,000.00	1,029.18	1.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.54	1.62

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.57% and 0.32%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	75,714	$1,752,955
EQ/Core Bond Index Portfolio‡	1,273,229	12,537,252
EQ/Emerging Markets Equity PLUS Portfolio‡	315,396	2,524,530
EQ/Equity 500 Index Portfolio‡	340,204	12,680,386
EQ/Global Bond PLUS Portfolio‡	476,338	4,175,290
EQ/High Yield Bond Portfolio‡	457,480	4,356,143
EQ/International Equity Index Portfolio‡	795,413	6,653,027
EQ/MFS International Growth Portfolio‡	205,193	1,348,327
EQ/PIMCO Ultra Short Bond Portfolio‡	365,589	3,607,273
EQ/Quality Bond PLUS Portfolio‡	566,403	4,791,358
EQ/Small Company Index Portfolio‡	102,048	1,158,134
Multimanager Aggressive Equity Portfolio‡	13,918	655,262
Multimanager Mid Cap Growth Portfolio‡	97,687	880,778
Multimanager Mid Cap Value Portfolio‡	80,993	1,266,881

Total Investment Companies (99.3%) (Cost $51,268,816)		58,387,596

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	405,051	$405,173

Total Short-Term Investment (0.7%) (Cost $405,179)		405,173

Total Investments (100.0%) (Cost $51,673,995)		58,792,769
Other Assets Less Liabilities (0.0%)		6,101

Net Assets (100%)		$58,798,870

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/BlackRock Basic Value Equity Portfolio	$1,727,586	$380,433	$618,088	$1,752,955	$29,852	$21,782
EQ/Core Bond Index Portfolio	13,650,592	2,094,455	3,199,398	12,537,252	223,625	17,666
EQ/Emerging Markets Equity PLUS Portfolio	2,805,959	540,609	1,172,508	2,524,530	26,465	(47,940)
EQ/Equity 500 Index Portfolio	14,475,197	1,590,965	3,284,363	12,680,386	236,427	1,360,023
EQ/Global Bond PLUS Portfolio	4,621,862	426,137	852,689	4,175,290	92,555	(11,875)
EQ/High Yield Bond Portfolio	4,119,546	956,814	975,774	4,356,143	232,035	(4,224)
EQ/International Equity Index Portfolio	7,498,626	697,902	1,552,056	6,653,027	196,051	(68,222)
EQ/MFS International Growth Portfolio	1,329,124	771,995	794,660	1,348,327	17,074	6,357
EQ/PIMCO Ultra Short Bond Portfolio	4,030,270	208,320	673,654	3,607,273	45,557	(7,276)
EQ/Quality Bond PLUS Portfolio	4,173,118	2,467,321	1,837,044	4,791,358	63,452	1,961
EQ/Small Company Index Portfolio	1,176,865	232,211	354,195	1,158,134	14,797	95,700
Multimanager Aggressive Equity Portfolio	1,130,531	73,004	252,974	655,262	5,186	305,517
Multimanager Mid Cap Growth Portfolio	1,238,809	103,012	474,048	880,778	3,090	37,682
Multimanager Mid Cap Value Portfolio	1,117,177	182,674	153,336	1,266,881	15,547	76,060

	$63,095,262	$10,725,852	$16,194,787	$58,387,596	$1,201,713	$1,783,211

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$58,387,596	$—	$58,387,596
Short-Term Investments
Investment Companies	405,173	—	—	405,173

Total Assets	$405,173	$58,387,596	$—	$58,792,769

Total Liabilities	$—	$—	$—	$—

Total	$405,173	$58,387,596	$—	$58,792,769

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,725,852
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,719,284

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,615,392
Aggregate gross unrealized depreciation	(2,535,630)

Net unrealized appreciation	$7,079,762

Federal income tax cost of investments	$51,713,007

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $51,268,816)	$58,387,596
Unaffiliated Issuers (Cost $405,179)	405,173
Cash	104,000
Receivable from Separate Accounts for Trust shares sold	8,936
Dividends, interest and other receivables	230
Other assets	209

Total assets	58,906,144

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	38,962
Distribution fees payable – Class B	5,904
Administrative fees payable	4,282
Payable for securities purchased	4,193
Trustees’ fees payable	1,749
Accrued expenses	52,184

Total liabilities	107,274

NET ASSETS	$58,798,870

Net assets were comprised of:
Paid in capital	$69,797,843
Accumulated undistributed net investment income (loss)	2,784
Accumulated undistributed net realized gain (loss) on investments	(18,120,531)
Net unrealized appreciation (depreciation) on investments	7,118,774

Net assets	$58,798,870

Class B
Net asset value, offering and redemption price per share, $27,911,724 / 3,228,349 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.65

Class K
Net asset value, offering and redemption price per share, $30,887,146 / 3,574,787 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($1,201,713 of dividend income received from affiliates)	$1,203,606
Interest	497

Total income	1,204,103

EXPENSES
Administrative fees	89,235
Custodian fees	86,000
Distribution fees – Class B	72,594
Investment management fees	62,010
Professional fees	39,085
Printing and mailing expenses	7,591
Trustees’ fees	2,360
Miscellaneous	1,049

Gross expenses	359,924
Less: Waiver from investment manager	(80,324)

Net expenses	279,600

NET INVESTMENT INCOME (LOSS)	924,503

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($1,524,497 of realized gain (loss) from affiliates)	1,524,612
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	258,714

Net realized gain (loss)	1,783,326

Net change in unrealized appreciation (depreciation) on investments ($761,269 of change in unrealized appreciation (depreciation) from affiliates)	761,263

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,544,589

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,469,092

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$924,503	$837,195
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	1,783,326	81,358
Net change in unrealized appreciation (depreciation) on investments	761,263	(2,000,253)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,469,092	(1,081,700)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(404,552)	(362,902)
Class K	(525,728)	(495,547)

	(930,280)	(858,449)

Distributions from net realized capital gains
Class B	(538,337)	(394,643)
Class K	(595,491)	(434,199)

	(1,133,828)	(828,842)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,064,108)	(1,687,291)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 393,972 and 539,225 shares, respectively ]	3,391,266	4,801,323
Capital shares issued in reinvestment of dividends and distributions [ 108,990 and 88,849 shares, respectively ]	942,889	757,545
Capital shares repurchased [ (788,702) and (912,472) shares, respectively ]	(6,836,056)	(8,097,593)

Total Class B transactions	(2,501,901)	(2,538,725)

Class K
Capital shares sold [ 477,833 and 514,023 shares, respectively ]	4,135,879	4,617,244
Capital shares issued in reinvestment of dividends and distributions [ 129,697 and 109,032 shares, respectively ]	1,121,219	929,746
Capital shares repurchased [ (1,020,554) and (1,296,387) shares, respectively ]	(8,886,933)	(11,583,193)

Total Class K transactions	(3,629,835)	(6,036,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,131,736)	(8,574,928)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,726,752)	(11,343,919)
NET ASSETS:
Beginning of year	63,525,622	74,869,541

End of year (a)	$58,798,870	$63,525,622

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,784	$25

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.47	$8.85	$9.95	$9.13	$8.51

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.10	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.36	(0.27)	0.20	1.16	0.81

Total from investment operations	0.48	(0.17)	0.30	1.27	0.92

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.12)	(0.13)	(0.12)
Distributions from net realized gains	(0.17)	(0.11)	(1.28)	(0.32)	(0.18)

Total dividends and distributions	(0.30)	(0.21)	(1.40)	(0.45)	(0.30)

Net asset value, end of year	$8.65	$8.47	$8.85	$9.95	$9.13

Total return	5.69%	(1.88)%	2.91%	14.06%	10.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,912	$29,766	$33,628	$35,782	$35,308
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.71%	0.69%	0.73%	0.75%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.37%	1.08%	1.00%	1.10%	1.17%
Before waivers and reimbursements (f)(x)	1.24%	0.99%	0.88%	0.95%	1.05%
Portfolio turnover rate^	17%	23%	40%	27%	17%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.47	$8.85	$9.94	$9.12	$8.50

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.11	0.12	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.35	(0.25)	0.22	1.17	0.82

Total from investment operations	0.49	(0.14)	0.34	1.30	0.95

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.15)	(0.16)	(0.15)
Distributions from net realized gains	(0.17)	(0.11)	(1.28)	(0.32)	(0.18)

Total dividends and distributions	(0.32)	(0.24)	(1.43)	(0.48)	(0.33)

Net asset value, end of year	$8.64	$8.47	$8.85	$9.94	$9.12

Total return	5.83%	(1.64)%	3.27%	14.36%	11.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,887	$33,759	$41,241	$44,469	$41,448
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.33%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.46%	0.44%	0.48%	0.50%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.60%	1.28%	1.22%	1.38%	1.46%
Before waivers and reimbursements (f)(x)	1.47%	1.19%	1.09%	1.23%	1.34%
Portfolio turnover rate^	17%	23%	40%	27%	17%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	7.34%	8.01%	3.13%
Portfolio – Class K Shares*	7.73	8.31	8.14
S&P Target Date 2025 Index	7.82	8.37	4.78
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.34% for the year ended December 31, 2016. This compares to the returns of the following benchmark: the S&P Target Date 2025 Index, which returned 7.82% over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (15.8%), large cap value stocks (14.4%), mid cap stocks (10.5%), small cap stocks (5.6%), international stocks (17.2%) and emerging market stocks (5.6%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (25.7%) and high yield bonds (5.0%).

•	The Portfolio provided positive returns for the year, roughly matching its benchmark, after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in large-cap and small-cap U.S. stocks adding the most return. The fixed income allocation was a much more modest relative contributor to returns, although the high-yield holding outperformed in its sector.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	70.1%
Fixed Income	29.9

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Equity 500 Index Portfolio	34.3%
EQ/International Equity Index Portfolio	12.8
EQ/Core Bond Index Portfolio	11.9
EQ/Small Company Index Portfolio	5.7
EQ/Quality Bond PLUS Portfolio	5.2
EQ/Emerging Markets Equity PLUS Portfolio	5.2
EQ/High Yield Bond Portfolio	5.0
EQ/MFS International Growth Portfolio	4.5
EQ/Global Bond PLUS Portfolio	4.1
EQ/PIMCO Ultra Short Bond Portfolio	3.7

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,047.83	$2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.24	2.93
Class K
Actual	1,000.00	1,049.39	1.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.49	1.66

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	178,632	$4,135,748
EQ/Core Bond Index Portfolio‡	1,638,334	16,132,370
EQ/Emerging Markets Equity PLUS Portfolio‡	875,111	7,004,664
EQ/Equity 500 Index Portfolio‡	1,251,001	46,628,458
EQ/Global Bond PLUS Portfolio‡	634,896	5,565,110
EQ/High Yield Bond Portfolio‡	719,013	6,846,475
EQ/International Equity Index Portfolio‡	2,087,525	17,460,568
EQ/MFS International Growth Portfolio‡	930,730	6,115,840
EQ/PIMCO Ultra Short Bond Portfolio‡	516,036	5,091,735
EQ/Quality Bond PLUS Portfolio‡	838,392	7,092,193
EQ/Small Company Index Portfolio‡	682,365	7,744,085
Multimanager Aggressive Equity Portfolio‡	46,618	2,194,741
Multimanager Mid Cap Growth Portfolio‡	133,702	1,205,495
Multimanager Mid Cap Value Portfolio‡	184,299	2,882,762

Total Investment Companies (99.9%) (Cost $115,981,642)		136,100,244

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	16,783	$16,788

Total Short-Term Investment (0.0%) (Cost $16,788)		16,788

Total Investments (99.9%) (Cost $115,998,430)		136,117,032
Other Assets Less Liabilities (0.1%)		112,932

Net Assets (100%)		$136,229,964

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/BlackRock Basic Value Equity Portfolio	$3,731,994	$963,704	$1,200,210	$4,135,748	$71,043	$15,418
EQ/Core Bond Index Portfolio	15,201,588	3,394,647	2,426,466	16,132,370	280,474	(1,176)
EQ/Emerging Markets Equity PLUS Portfolio	6,051,816	1,395,000	1,115,159	7,004,664	73,489	(5,497)
EQ/Equity 500 Index Portfolio	45,714,871	5,415,831	7,934,634	46,628,458	858,027	871,154
EQ/Global Bond PLUS Portfolio	5,753,061	593,006	703,278	5,565,110	123,614	7,228
EQ/High Yield Bond Portfolio	5,845,409	1,356,133	721,649	6,846,475	365,197	30
EQ/International Equity Index Portfolio	17,363,239	1,830,008	1,638,035	17,460,568	515,260	(4,762)
EQ/MFS International Growth Portfolio	5,466,561	1,808,164	1,255,119	6,115,840	77,200	10,295
EQ/PIMCO Ultra Short Bond Portfolio	4,506,216	1,284,506	739,137	5,091,735	59,326	(7,289)
EQ/Quality Bond PLUS Portfolio	5,768,116	2,810,092	1,428,073	7,092,193	102,825	1,420
EQ/Small Company Index Portfolio	6,651,226	1,284,941	1,009,735	7,744,085	98,809	454,178
Multimanager Aggressive Equity Portfolio	2,171,936	262,024	292,120	2,194,741	17,420	11,745
Multimanager Mid Cap Growth Portfolio	1,145,826	121,110	113,884	1,205,495	4,229	25,220
Multimanager Mid Cap Value Portfolio	3,258,979	97,073	661,722	2,882,762	35,922	279,244

	$128,630,838	$22,616,239	$21,239,221	$136,100,244	$2,682,835	$1,657,208

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$136,100,244	$—	$136,100,244
Short-Term Investments
Investment Companies	16,788	—	—	16,788

Total Assets	$16,788	$136,100,244	$—	$136,117,032

Total Liabilities	$—	$—	$—	$—

Total	$16,788	$136,100,244	$—	$136,117,032

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,616,239
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,813,238

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,052,088
Aggregate gross unrealized depreciation	(5,078,815)

Net unrealized appreciation	$19,973,273

Federal income tax cost of investments	$116,143,759

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $115,981,642)	$136,100,244
Unaffiliated Issuers (Cost $16,788)	16,788
Receivable for securities sold	435,267
Receivable from Separate Accounts for Trust shares sold	42,142
Dividends, interest and other receivables	198
Other assets	424

Total assets	136,595,063

LIABILITIES
Overdraft payable	61,064
Payable to Separate Accounts for Trust shares redeemed	207,188
Administrative fees payable	16,398
Distribution fees payable – Class B	16,373
Investment management fees payable	7,452
Trustees’ fees payable	3,146
Accrued expenses	53,478

Total liabilities	365,099

NET ASSETS	$136,229,964

Net assets were comprised of:
Paid in capital	$131,941,641
Accumulated undistributed net investment income (loss)	4,953
Accumulated undistributed net realized gain (loss) on investments	(15,835,232)
Net unrealized appreciation (depreciation) on investments	20,118,602

Net assets	$136,229,964

Class B
Net asset value, offering and redemption price per share, $76,579,254 / 7,678,088 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.97

Class K
Net asset value, offering and redemption price per share, $59,650,710 / 5,984,330 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($2,682,835 of dividend income received from affiliates)	$2,684,436
Interest	738

Total income	2,685,174

EXPENSES
Administrative fees	191,625
Distribution fees – Class B	182,922
Investment management fees	133,212
Custodian fees	89,300
Professional fees	41,411
Printing and mailing expenses	16,510
Trustees’ fees	4,950
Miscellaneous	1,963

Gross expenses	661,893
Less: Waiver from investment manager	(28,761)

Net expenses	633,132

NET INVESTMENT INCOME (LOSS)	2,052,042

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($574,017 of realized gain (loss) from affiliates)	574,135
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	1,083,191

Net realized gain (loss)	1,657,326

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	6,092,388

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,749,714

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,801,756

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,052,042	$1,733,925
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	1,657,326	(3,187,068)
Net change in unrealized appreciation (depreciation) on investments	6,092,388	(1,271,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,801,756	(2,724,216)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(1,080,864)	(885,515)
Class K	(983,931)	(917,350)

	(2,064,795)	(1,802,865)

Distributions from net realized capital gains
Class B	—	(933,636)
Class K	—	(837,142)

	—	(1,770,778)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,064,795)	(3,573,643)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,312,755 and 1,319,079 shares, respectively ]	12,625,717	13,069,640
Capital shares issued in reinvestment of dividends and distributions [ 108,168 and 192,499 shares, respectively ]	1,080,864	1,819,151
Capital shares repurchased [ (1,077,019) and (1,013,628) shares, respectively ]	(10,493,239)	(10,027,117)

Total Class B transactions	3,213,342	4,861,674

Class K
Capital shares sold [ 582,944 and 887,174 shares, respectively ]	5,600,593	8,897,071
Capital shares issued in reinvestment of dividends and distributions [ 98,531 and 185,554 shares, respectively ]	983,931	1,754,492
Capital shares repurchased [ (1,060,075) and (1,033,003) shares, respectively ]	(10,255,733)	(10,148,222)

Total Class K transactions	(3,671,209)	503,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(457,867)	5,365,015

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,279,094	(932,844)
NET ASSETS:
Beginning of year	128,950,870	129,883,714

End of year (a)	$136,229,964	$128,950,870

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,953	$901

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.42	$9.87	$10.67	$9.23	$8.40

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.12	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.55	(0.32)	0.32	1.63	0.96

Total from investment operations	0.69	(0.20)	0.44	1.75	1.07

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.14)	(0.13)	(0.13)
Distributions from net realized gains	—	(0.13)	(1.10)	(0.18)	(0.11)

Total dividends and distributions	(0.14)	(0.25)	(1.24)	(0.31)	(0.24)

Net asset value, end of year	$9.97	$9.42	$9.87	$10.67	$9.23

Total return	7.34%	(1.98)%	4.04%	19.06%	12.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$76,579	$69,065	$67,492	$62,418	$52,292
Ratio of expenses to average net assets:
After waivers (f)	0.59%	0.60%	0.60%	0.60%	0.60%
Before waivers (f)	0.61%	0.60%	0.65%	0.69%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.48%	1.21%	1.12%	1.17%	1.21%
Before waivers (f)(x)	1.46%	1.20%	1.07%	1.09%	1.14%
Portfolio turnover rate^	16%	22%	36%	25%	21%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.41	$9.87	$10.67	$9.23	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15	0.14	0.14	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.58	(0.32)	0.32	1.63	0.96

Total from investment operations	0.73	(0.18)	0.46	1.78	1.10

Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.16)	(0.16)	(0.15)
Distributions from net realized gains	—	(0.13)	(1.10)	(0.18)	(0.11)

Total dividends and distributions	(0.17)	(0.28)	(1.26)	(0.34)	(0.26)

Net asset value, end of year	$9.97	$9.41	$9.87	$10.67	$9.23

Total return	7.73%	(1.84)%	4.31%	19.36%	13.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$59,651	$59,886	$62,392	$61,851	$49,692
Ratio of expenses to average net assets:
After waivers (f)	0.34%	0.35%	0.35%	0.35%	0.35%
Before waivers (f)	0.36%	0.35%	0.40%	0.44%	0.42%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.61%	1.43%	1.32%	1.47%	1.59%
Before waivers (f)(x)	1.59%	1.42%	1.27%	1.39%	1.52%
Portfolio turnover rate^	16%	22%	36%	25%	21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	7.94%	9.05%	3.31%
Portfolio – Class K Shares*	8.32	9.33	9.15
S&P Target Date 2035 Index	8.85	9.59	4.86
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 7.94% for the year ended December 31, 2016. This compares to the returns of the following benchmark: the S&P Target Date 2035 Index which returned 8.85% over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (18.6%), large cap value stocks (17.3%), mid cap stocks (11.5%), small cap stocks (6.8%), international stocks (19.9%) and emerging market stocks (6.2%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (16.8%) and high yield bonds (3.1%).

•	The Portfolio provided positive returns for the year, slightly underperforming its benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in large-cap and small-cap U.S. stocks adding the most return. The fixed income allocation was a much more modest relative contributor to returns, although the high-yield holding outperformed in its sector.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	80.8%
Fixed Income	19.2

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Equity 500 Index Portfolio	42.1%
EQ/International Equity Index Portfolio	14.0
EQ/Small Company Index Portfolio	7.5
EQ/Core Bond Index Portfolio	7.3
EQ/MFS International Growth Portfolio	6.1
EQ/Emerging Markets Equity PLUS Portfolio	5.5
EQ/Quality Bond PLUS Portfolio	3.5
EQ/High Yield Bond Portfolio	3.1
EQ/BlackRock Basic Value Equity Portfolio	2.7
EQ/Global Bond PLUS Portfolio	2.6

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,056.17	$3.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	2.98
Class K
Actual	1,000.00	1,057.76	1.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.71

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.59% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	120,719	$2,794,939
EQ/Core Bond Index Portfolio‡	760,161	7,485,161
EQ/Emerging Markets Equity PLUS Portfolio‡	702,268	5,621,168
EQ/Equity 500 Index Portfolio‡	1,153,584	42,997,427
EQ/Global Bond PLUS Portfolio‡	298,791	2,619,021
EQ/High Yield Bond Portfolio‡	327,267	3,116,252
EQ/International Equity Index Portfolio‡	1,705,710	14,266,978
EQ/MFS International Growth Portfolio‡	950,453	6,245,446
EQ/PIMCO Ultra Short Bond Portfolio‡	246,769	2,434,873
EQ/Quality Bond PLUS Portfolio‡	424,063	3,587,271
EQ/Small Company Index Portfolio‡	674,475	7,654,552
Multimanager Aggressive Equity Portfolio‡	19,890	936,387
Multimanager Mid Cap Growth Portfolio‡	95,745	863,266
Multimanager Mid Cap Value Portfolio‡	80,866	1,264,894

Total Investment Companies (99.7%) (Cost $85,330,878)		101,887,635

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	348,739	$348,844

Total Short-Term Investment (0.3%) (Cost $348,844)		348,844

Total Investments (100.0%) (Cost $85,679,722)		102,236,479
Other Assets Less Liabilities (0.0%)		(30,129)

Net Assets (100%)		$102,206,350

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/BlackRock Basic Value Equity Portfolio	$2,186,252	$728,589	$509,429	$2,794,939	$46,690	$(3,824)
EQ/Core Bond Index Portfolio	6,626,629	1,520,071	638,807	7,485,161	128,172	(202)
EQ/Emerging Markets Equity PLUS Portfolio	4,398,198	1,334,401	578,726	5,621,168	58,183	2,770
EQ/Equity 500 Index Portfolio	38,742,819	5,238,566	4,151,593	42,997,427	777,127	536,224
EQ/Global Bond PLUS Portfolio	2,475,166	429,543	242,194	2,619,021	57,373	4,972
EQ/High Yield Bond Portfolio	2,507,137	647,810	196,469	3,116,252	164,088	(37)
EQ/International Equity Index Portfolio	13,419,217	1,727,510	827,115	14,266,978	416,168	(8,645)
EQ/MFS International Growth Portfolio	5,099,255	1,679,527	591,502	6,245,446	76,986	9,170
EQ/PIMCO Ultra Short Bond Portfolio	2,043,084	605,119	231,751	2,434,873	27,758	(2,535)
EQ/Quality Bond PLUS Portfolio	2,979,860	997,898	371,288	3,587,271	51,042	(9)
EQ/Small Company Index Portfolio	6,068,303	1,270,375	459,635	7,654,552	96,325	438,406
Multimanager Aggressive Equity Portfolio	813,128	243,323	148,881	936,387	7,282	(1,557)
Multimanager Mid Cap Growth Portfolio	888,462	73,201	133,105	863,266	2,997	17,384
Multimanager Mid Cap Value Portfolio	1,624,691	41,948	419,912	1,264,894	15,721	176,457

	$89,872,201	$16,537,881	$9,500,407	$101,887,635	$1,925,912	$1,168,574

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$101,887,635	$—	$101,887,635
Short-Term Investments
Investment Companies	348,844	—	—	348,844

Total Assets	$348,844	$101,887,635	$—	$102,236,479

Total Liabilities	$—	$—	$—	$—

Total	$348,844	$101,887,635	$—	$102,236,479

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,537,881
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,667,755

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,881,760
Aggregate gross unrealized depreciation	(3,439,891)

Net unrealized appreciation	$16,441,869

Federal income tax cost of investments	$85,794,610

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $85,330,878)	$101,887,635
Unaffiliated Issuers (Cost $348,844)	348,844
Cash	71,000
Receivable from Separate Accounts for Trust shares sold	100,501
Dividends, interest and other receivables	185
Other assets	298

Total assets	102,408,463

LIABILITIES
Payable for securities purchased	108,816
Distribution fees payable – Class B	14,835
Administrative fees payable	12,098
Payable to Separate Accounts for Trust shares redeemed	7,470
Investment management fees payable	4,939
Trustees’ fees payable	2,083
Accrued expenses	51,872

Total liabilities	202,113

NET ASSETS	$102,206,350

Net assets were comprised of:
Paid in capital	$93,609,524
Accumulated undistributed net investment income (loss)	4,419
Accumulated undistributed net realized gain (loss) on investments	(7,964,350)
Net unrealized appreciation (depreciation) on investments	16,556,757

Net assets	$102,206,350

Class B
Net asset value, offering and redemption price per share, $70,608,631 / 6,932,996 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.18

Class K
Net asset value, offering and redemption price per share, $31,597,719 / 3,103,757 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($1,925,912 of dividend income received from affiliates)	$1,927,216
Interest	555

Total income	1,927,771

EXPENSES
Distribution fees – Class B	162,431
Administrative fees	136,129
Investment management fees	94,647
Custodian fees	88,800
Professional fees	40,152
Printing and mailing expenses	11,776
Trustees’ fees	3,491
Miscellaneous	1,401

Gross expenses	538,827
Less: Waiver from investment manager	(51,831)

Net expenses	486,996

NET INVESTMENT INCOME (LOSS)	1,440,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($167,348 of realized gain (loss) from affiliates)	167,411
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	1,001,226

Net realized gain (loss)	1,168,637

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	4,977,960

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,146,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,587,372

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,440,775	$1,172,116
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	1,168,637	(1,764,323)
Net change in unrealized appreciation (depreciation) on investments	4,977,960	(1,204,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,587,372	(1,796,678)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(946,503)	(793,960)
Class K	(502,851)	(438,983)

	(1,449,354)	(1,232,943)

Distributions from net realized capital gains
Class B	—	(931,260)
Class K	—	(461,281)

	—	(1,392,541)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,449,354)	(2,625,484)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,120,503 and 1,097,391 shares, respectively ]	10,930,350	11,007,011
Capital shares issued in reinvestment of dividends and distributions [ 92,675 and 180,354 shares, respectively ]	946,503	1,725,220
Capital shares repurchased [ (734,210) and (714,099) shares, respectively ]	(7,180,901)	(7,211,830)

Total Class B transactions	4,695,952	5,520,401

Class K
Capital shares sold [ 425,924 and 454,208 shares, respectively ]	4,092,051	4,575,503
Capital shares issued in reinvestment of dividends and distributions [ 49,257 and 94,027 shares, respectively ]	502,851	900,264
Capital shares repurchased [ (354,065) and (322,441) shares, respectively ]	(3,394,124)	(3,226,708)

Total Class K transactions	1,200,778	2,249,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,896,730	7,769,460

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,034,748	3,347,298
NET ASSETS:
Beginning of year	90,171,602	86,824,304

End of year (a)	$102,206,350	$90,171,602

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,419	$1,662

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.56	$10.04	$10.86	$9.18	$8.28

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.12	0.13	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.62	(0.32)	0.37	1.90	1.06

Total from investment operations	0.76	(0.20)	0.50	2.02	1.17

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.14)	(0.13)	(0.13)
Distributions from net realized gains	—	(0.15)	(1.18)	(0.21)	(0.14)

Total dividends and distributions	(0.14)	(0.28)	(1.32)	(0.34)	(0.27)

Net asset value, end of year	$10.18	$9.56	$10.04	$10.86	$9.18

Total return	7.94%	(1.98)%	4.50%	22.16%	14.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,609	$61,678	$59,151	$54,174	$42,962
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.65%	0.65%	0.72%	0.78%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.46%	1.24%	1.17%	1.20%	1.23%
Before waivers and reimbursements (f)(x)	1.40%	1.19%	1.05%	1.02%	1.07%
Portfolio turnover rate^	10%	19%	30%	23%	23%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.55	$10.04	$10.86	$9.17	$8.28

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.14	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.64	(0.33)	0.38	1.91	1.03

Total from investment operations	0.80	(0.19)	0.53	2.06	1.18

Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.17)	(0.16)	(0.15)
Distributions from net realized gains	—	(0.15)	(1.18)	(0.21)	(0.14)

Total dividends and distributions	(0.17)	(0.30)	(1.35)	(0.37)	(0.29)

Net asset value, end of year	$10.18	$9.55	$10.04	$10.86	$9.17

Total return	8.32%	(1.83)%	4.76%	22.60%	14.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$31,598	$28,494	$27,674	$25,591	$19,777
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.34%	0.35%	0.35%	0.35%	0.35%
Before waivers and rembersement (f)	0.40%	0.40%	0.47%	0.53%	0.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.67%	1.41%	1.40%	1.48%	1.70%
Before waivers and rembersement (f)(x)	1.61%	1.36%	1.28%	1.30%	1.54%
Portfolio turnover rate^	10%	19%	30%	23%	23%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	8.65%	9.98%	3.36%
Portfolio – Class K Shares*	8.93	10.26	10.06
S&P Target Date 2045 Index	9.54	10.31	4.89
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 8.65% for the year ended December 31, 2016. This compares to the returns of the following benchmark: the S&P Target Date 2045 Index which returned 9.54% over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (20.8%), large cap value stocks (19.5%), mid cap stocks (12.9%), small cap stocks (7.3%), international stocks (22.5%) and emerging market stocks (6.9%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (8.4%) and high yield bonds (1.7%).

•	The Portfolio provided positive returns for the year, slightly underperforming its benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s equity allocation contributed the bulk of its gains, with certain holdings in large-cap and small-cap U.S. stocks adding the most return. The fixed income allocation was a much more modest relative contributor to returns, although the high-yield holding outperformed in its sector.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	90.7%
Fixed Income	9.3

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Equity 500 Index Portfolio	47.1%
EQ/International Equity Index Portfolio	15.9
EQ/Small Company Index Portfolio	8.1
EQ/MFS International Growth Portfolio	6.9
EQ/Emerging Markets Equity PLUS Portfolio	6.1
EQ/Core Bond Index Portfolio	3.5
EQ/BlackRock Basic Value Equity Portfolio	3.5
EQ/High Yield Bond Portfolio	1.7
EQ/Quality Bond PLUS Portfolio	1.5
Multimanager Mid Cap Value Portfolio	1.4

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,066.09	$3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	2.99
Class K
Actual	1,000.00	1,066.62	1.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.43	1.73

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.59% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	112,838	$2,612,470
EQ/Core Bond Index Portfolio‡	267,715	2,636,136
EQ/Emerging Markets Equity PLUS Portfolio‡	581,362	4,653,403
EQ/Equity 500 Index Portfolio‡	956,511	35,651,942
EQ/Global Bond PLUS Portfolio‡	110,731	970,602
EQ/High Yield Bond Portfolio‡	135,705	1,292,191
EQ/International Equity Index Portfolio‡	1,437,957	12,027,422
EQ/MFS International Growth Portfolio‡	790,267	5,192,859
EQ/PIMCO Ultra Short Bond Portfolio‡	84,543	834,186
EQ/Quality Bond PLUS Portfolio‡	131,866	1,115,492
EQ/Small Company Index Portfolio‡	538,306	6,109,178
Multimanager Aggressive Equity Portfolio‡	14,072	662,513
Multimanager Mid Cap Growth Portfolio‡	71,155	641,556
Multimanager Mid Cap Value Portfolio‡	67,832	1,061,010

Total Investment Companies (100.0%) (Cost $63,758,974)		75,460,960

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	171,634	$171,685

Total Short-Term Investment (0.2%) (Cost $171,688)		171,685

Total Investments (100.2%) (Cost $63,930,662)		75,632,645
Other Assets Less Liabilities (-0.2%)		(171,570)

Net Assets (100%)		$75,461,075

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/BlackRock Basic Value Equity Portfolio	$1,905,384	$630,365	$286,014	$2,612,470	$43,410	$309
EQ/Core Bond Index Portfolio	2,403,211	319,022	78,270	2,636,136	46,384	(9)
EQ/Emerging Markets Equity PLUS Portfolio	3,593,211	933,743	239,825	4,653,403	47,988	925
EQ/Equity 500 Index Portfolio	30,416,509	4,451,998	1,825,819	35,651,942	638,654	435,615
EQ/Global Bond PLUS Portfolio	605,374	433,015	42,684	970,602	19,848	1,732
EQ/High Yield Bond Portfolio	1,030,317	254,598	56,856	1,292,191	67,680	61
EQ/International Equity Index Portfolio	10,941,072	1,543,643	420,245	12,027,422	349,494	(483)
EQ/MFS International Growth Portfolio	4,528,872	922,955	298,931	5,192,859	63,605	9,160
EQ/PIMCO Ultra Short Bond Portfolio	642,852	200,292	14,231	834,186	9,812	(2)
EQ/Quality Bond PLUS Portfolio	615,046	561,458	49,804	1,115,492	14,779	(1)
EQ/Small Company Index Portfolio	4,625,729	1,093,528	234,824	6,109,178	76,547	349,026
Multimanager Aggressive Equity Portfolio	504,359	207,486	71,188	662,513	5,088	(42)
Multimanager Mid Cap Growth Portfolio	585,773	35,655	7,113	641,556	2,228	13,188
Multimanager Mid Cap Value Portfolio	1,398,417	33,376	435,196	1,061,010	13,136	101,918

	$63,796,126	$11,621,134	$4,061,000	$75,460,960	$1,398,653	$911,397

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$75,460,960	$—	$75,460,960
Short-Term Investments
Investment Companies	171,685	—	—	171,685

Total Assets	$171,685	$75,460,960	$—	$75,632,645

Total Liabilities	$—	$—	$—	$—

Total	$171,685	$75,460,960	$—	$75,632,645

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,621,134
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,165,842

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,122,457
Aggregate gross unrealized depreciation	(2,456,070)

Net unrealized appreciation	$11,666,387

Federal income tax cost of investments	$63,966,258

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $63,758,974)	$75,460,960
Unaffiliated Issuers (Cost $171,688)	171,685
Cash	29,000
Receivable from Separate Accounts for Trust shares sold	35,085
Dividends, interest and other receivables	93
Other assets	211

Total assets	75,697,034

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	94,956
Payable for securities purchased	65,379
Distribution fees payable – Class B	12,905
Administrative fees payable	8,930
Investment management fees payable	1,528
Trustees’ fees payable	1,423
Accrued expenses	50,838

Total liabilities	235,959

NET ASSETS	$75,461,075

Net assets were comprised of:
Paid in capital	$68,816,131
Accumulated undistributed net investment income (loss)	3,323
Accumulated undistributed net realized gain (loss) on investments	(5,060,362)
Net unrealized appreciation (depreciation) on investments	11,701,983

Net assets	$75,461,075

Class B
Net asset value, offering and redemption price per share, $61,360,734 / 6,075,355 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.10

Class K
Net asset value, offering and redemption price per share, $14,100,341 / 1,397,175 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($1,398,653 of dividend income received from affiliates)	$1,399,316
Interest	334

Total income	1,399,650

EXPENSES
Distribution fees – Class B	139,000
Administrative fees	98,729
Custodian fees	88,700
Investment management fees	68,649
Professional fees	39,235
Printing and mailing expenses	8,593
Trustees’ fees	2,515
Miscellaneous	1,012

Gross expenses	446,433
Less: Waiver from investment manager	(71,087)

Net expenses	375,346

NET INVESTMENT INCOME (LOSS)	1,024,304

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($104,842 of realized gain (loss) from affiliates)	104,886
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	806,555

Net realized gain (loss)	911,441

Net change in unrealized appreciation (depreciation) on investments ($4,104,700 of change in unrealized appreciation (depreciation) from affiliates)	4,104,697

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,016,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,040,442

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,024,304	$825,043
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	911,441	(1,440,957)
Net change in unrealized appreciation (depreciation) on investments	4,104,697	(853,156)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,040,442	(1,469,070)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(808,478)	(681,984)
Class K	(221,001)	(189,586)

	(1,029,479)	(871,570)

Distributions from net realized capital gains
Class B	—	(843,150)
Class K	—	(204,593)

	—	(1,047,743)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,029,479)	(1,919,313)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,069,378 and 1,091,724 shares, respectively ]	10,224,097	10,854,507
Capital shares issued in reinvestment of dividends and distributions [ 79,761 and 162,037 shares, respectively ]	808,478	1,525,134
Capital shares repurchased [ (579,769) and (411,176) shares, respectively ]	(5,583,419)	(4,095,119)

Total Class B transactions	5,449,156	8,284,522

Class K
Capital shares sold [ 188,382 and 258,800 shares, respectively ]	1,796,660	2,582,805
Capital shares issued in reinvestment of dividends and distributions [ 21,821 and 41,847 shares, respectively ]	221,001	394,179
Capital shares repurchased [ (94,661) and (160,757) shares, respectively ]	(922,740)	(1,613,544)

Total Class K transactions	1,094,921	1,363,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,544,077	9,647,962

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,555,040	6,259,579
NET ASSETS:
Beginning of year	63,906,035	57,646,456

End of year (a)	$75,461,075	$63,906,035

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,323	$855

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.42	$9.93	$10.73	$8.81	$7.87

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14	0.13	0.14	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.68	(0.34)	0.38	2.10	1.08

Total from investment operations	0.82	(0.21)	0.52	2.22	1.21

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.14)	(0.13)	(0.13)
Distributions from net realized gains	—	(0.17)	(1.18)	(0.17)	(0.14)

Total dividends and distributions	(0.14)	(0.30)	(1.32)	(0.30)	(0.27)

Net asset value, end of year	$10.10	$9.42	$9.93	$10.73	$8.81

Total return	8.65%	(2.18)%	4.73%	25.31%	15.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$61,361	$51,847	$46,316	$39,901	$30,093
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.70%	0.73%	0.81%	0.92%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.45%	1.29%	1.27%	1.22%	1.47%
Before waivers and reimbursements (f)(x)	1.35%	1.16%	1.06%	0.91%	1.13%
Portfolio turnover rate^	6%	16%	32%	26%	25%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.41	$9.92	$10.72	$8.81	$7.86

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.15	0.14	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.68	(0.34)	0.41	2.07	1.09

Total from investment operations	0.84	(0.19)	0.55	2.23	1.24

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.17)	(0.15)	(0.15)
Distributions from net realized gains	—	(0.17)	(1.18)	(0.17)	(0.14)

Total dividends and distributions	(0.16)	(0.32)	(1.35)	(0.32)	(0.29)

Net asset value, end of year	$10.09	$9.41	$9.92	$10.72	$8.81

Total return	8.93%	(1.94)%	4.99%	25.51%	15.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,100	$12,059	$11,331	$10,301	$7,042
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.34%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.45%	0.48%	0.56%	0.67%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.65%	1.47%	1.28%	1.63%	1.75%
Before waivers and reimbursements (f)(x)	1.55%	1.34%	1.07%	1.31%	1.41%
Portfolio turnover rate^	6%	16%	32%	26%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2055 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class B Shares*	9.46%	1.60%
Portfolio – Class K Shares*	9.73	1.85
S&P Target Date 2055+ Index	9.94	2.88
* Date of inception 04/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 9.46% for the year ended December 31, 2016. This compares to the returns of the following benchmark: the S&P Target Date 2055+ Index, which returned 9.94% over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (22.3%), large cap value stocks (20.7%), mid cap stocks (13.9%), small cap stocks (8.9%), international stocks (25.2%) and emerging market stocks (7.9%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (1.1%).

•	The Portfolio provided positive returns for the year, roughly matching its benchmark after a margin for expenses.

•

In 2016, the equity markets were up substantially, while high-quality government bonds rose only modestly. The Portfolio’s nearly 100% equity allocation contributed gains, with certain holdings in large-cap core and small-cap U.S. stocks adding the most return. Large-cap value holdings, along with emerging markets equity, were also strongly positive.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	99.7%
Fixed Income	0.3

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Equity 500 Index Portfolio	47.7%
EQ/International Equity Index Portfolio	14.5
EQ/MFS International Growth Portfolio	11.4
EQ/Small Company Index Portfolio	10.4
EQ/Emerging Markets Equity PLUS Portfolio	6.7
EQ/BlackRock Basic Value Equity Portfolio	5.5
Multimanager Aggressive Equity Portfolio	2.5
Multimanager Mid Cap Value Portfolio	0.8
JPMorgan Prime Money Market Fund, IM Shares	0.3
Multimanager Mid Cap Growth Portfolio	0.2

TARGET 2055 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class B
Actual	$1,000.00	$1,073.73	$3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	2.94
Class K
Actual	1,000.00	1,075.15	1.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.47	1.69

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	22,220	$514,437
EQ/Emerging Markets Equity PLUS Portfolio‡	77,733	622,197
EQ/Equity 500 Index Portfolio‡	119,310	4,447,036
EQ/International Equity Index Portfolio‡	162,240	1,357,017
EQ/MFS International Growth Portfolio‡	161,586	1,061,781
EQ/Small Company Index Portfolio‡	85,251	967,506
Multimanager Aggressive Equity Portfolio‡	4,922	231,715
Multimanager Mid Cap Growth Portfolio‡	2,680	24,168
Multimanager Mid Cap Value Portfolio‡	4,800	75,083

Total Investment Companies (100.3%) (Cost $9,465,025)		9,300,940

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	26,253	$26,261

Total Short-Term Investment (0.3%) (Cost $26,261)		26,261

Total Investments (100.6%) (Cost $9,491,286)		9,327,201
Other Assets Less Liabilities (-0.6%)		(53,891)

Net Assets (100%)		$9,273,310

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
EQ/BlackRock Basic Value Equity Portfolio	$2,170,965	$248,901	$2,179,362	$514,437	$9,639	$(331,346)
EQ/Emerging Markets Equity PLUS Portfolio	1,661,591	230,426	1,667,432	622,197	6,026	(410,918)
EQ/Equity 500 Index Portfolio	13,662,500	1,627,561	11,585,797	4,447,036	78,591	(917,578)
EQ/International Equity Index Portfolio	4,521,271	539,041	4,174,340	1,357,017	37,994	(748,557)
EQ/MFS International Growth Portfolio	3,269,870	388,098	2,863,451	1,061,781	12,523	(375,292)
EQ/Small Company Index Portfolio	3,034,609	342,894	2,866,539	967,506	12,006	(553,030)
Multimanager Aggressive Equity Portfolio	541,725	106,445	424,084	231,715	1,768	(35,577)
Multimanager Mid Cap Growth Portfolio	72,529	8,039	65,354	24,168	84	(14,625)
Multimanager Mid Cap Value Portfolio	70,927	48,378	58,652	75,083	900	(8,401)

	$29,005,987	$3,539,783	$25,885,011	$9,300,940	$159,531	$(3,395,324)

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$9,300,940	$—	$9,300,940
Short-Term Investments
Investment Companies	26,261	—	—	26,261

Total Assets	$26,261	$9,300,940	$—	$9,327,201

Total Liabilities	$—	$—	$—	$—

Total	$26,261	$9,300,940	$—	$9,327,201

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,539,783
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,380,207

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$153,991
Aggregate gross unrealized depreciation	(376,885)

Net unrealized depreciation	$(222,894)

Federal income tax cost of investments	$9,550,095

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $9,465,025)	$9,300,940
Unaffiliated Issuers (Cost $26,261)	26,261
Cash	1,000
Receivable from Separate Accounts for Trust shares sold	9,959
Receivable from investment manager	5,734
Dividends, interest and other receivables	11
Other assets	392

Total assets	9,344,297

LIABILITIES
Payable for securities purchased	30,736
Distribution fees payable – Class B	752
Trustees’ fees payable	10
Payable to Separate Accounts for Trust shares redeemed	5
Accrued expenses	39,484

Total liabilities	70,987

NET ASSETS	$9,273,310

Net assets were comprised of:
Paid in capital	$12,840,596
Accumulated undistributed net investment income (loss)	176
Accumulated undistributed net realized gain (loss) on investments	(3,403,377)
Net unrealized appreciation (depreciation) on investments	(164,085)

Net assets	$9,273,310

Class B
Net asset value, offering and redemption price per share, $3,786,952 / 404,541 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.36

Class K
Net asset value, offering and redemption price per share, $5,486,358 / 586,001 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($159,531 of dividend income received from affiliates)	$160,080
Interest	127

Total income	160,207

EXPENSES
Custodian fees	56,900
Professional fees	38,842
Administrative fees	32,551
Investment management fees	10,224
Distribution fees – Class B	5,046
Printing and mailing expenses	876
Trustees’ fees	427
Miscellaneous	265

Gross expenses	145,131
Less: Waiver from investment manager	(42,775)
Reimbursement from investment manager	(62,320)

Net expenses	40,036

NET INVESTMENT INCOME (LOSS)	120,171

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(3,504,804) of realized gain (loss) from affiliates)	(3,504,794)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	109,480

Net realized gain (loss)	(3,395,314)

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	2,640,181

NET REALIZED AND UNREALIZED GAIN (LOSS)	(755,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(634,962)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$120,171	$432,190
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(3,395,314)	550,723
Net change in unrealized appreciation (depreciation) on investments	2,640,181	(2,804,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(634,962)	(1,821,353)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(42,897)	(9,837)
Class K	(77,334)	(449,408)

	(120,231)	(459,245)

Distributions from net realized capital gains
Class B	(159,356)	(693)
Class K	(343,343)	(28,276)

	(502,699)	(28,969)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(622,930)	(488,214)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 330,595 and 81,301 shares, respectively ]	3,056,308	782,704
Capital shares issued in reinvestment of dividends and distributions [ 21,555 and 1,127 shares, respectively ]	202,253	10,530
Capital shares repurchased [ (24,565) and (5,472) shares, respectively ]	(229,285)	(51,900)

Total Class B transactions	3,029,276	741,334

Class K
Capital shares sold [ 13,590 and 3,015,314 shares, respectively ]	126,329	30,134,942
Capital shares issued in reinvestment of dividends and distributions [ 44,766 and 51,112 shares, respectively ]	420,677	477,684
Capital shares repurchased [ (2,531,637) and (7,144) shares, respectively ]	(22,018,095)	(71,378)

Total Class K transactions	(21,471,089)	30,541,248

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,441,813)	31,282,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,699,705)	28,973,015
NET ASSETS:
Beginning of period	28,973,015	—

End of period (a)	$9,273,310	$28,973,015

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$176	$—

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.63 †	(0.90)

Total from investment operations	0.87	(0.62)

Less distributions:
Dividends from net investment income	(0.11)	(0.13)
Distributions from net realized gains	(0.64)	(0.01)

Total dividends and distributions	(0.75)	(0.14)

Net asset value, end of period	$9.36	$9.24

Total return (b)	9.46%	(6.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,787	$711
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59%	0.60%
Before waivers and reimbursements (a)(f)	2.06%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.57%	4.39	%(l)
Before waivers and reimbursements (a)(f)(x)	1.10%	4.13	%(l)
Portfolio turnover rate (z)^	33%	1%

Class K	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07	0.14
Net realized and unrealized gain (loss) on investments	0.82 †	(0.74)

Total from investment operations	0.89	(0.60)

Less distributions:
Dividends from net investment income	(0.13)	(0.15)
Distributions from net realized gains	(0.64)	(0.01)

Total dividends and distributions	(0.77)	(0.16)

Net asset value, end of period	$9.36	$9.24

Total return (b)	9.73%	(6.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,486	$28,262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.34%	0.35%
Before waivers and reimbursements (a)(f)	1.26%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.83%	2.17	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.09)%	1.95	%(l)
Portfolio turnover rate (z)^	33%	1%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1	Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with twenty-three diversified Portfolios (each a “Portfolio” and together “the Portfolios”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On April 30, 2015, FMG LLC contributed seed capital into the Target 2055 Allocation Portfolio in the amounts of $100,000 and $29,900,000 for Class B and Class K, respectively. Operations for this fund commenced on May 1, 2015.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with certain vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Portfolios are types of mutual funds often described as a “fund of funds.” Each of the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (each an “AXA Allocation Portfolio” and together the “AXA Allocation Portfolios”) and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio (each a “Target Allocation Portfolio” and together the “Target Allocation Portfolios”) pursues its investment objective by investing exclusively in other affiliated mutual funds within the EQ Advisors Trust, a separate registered investment company managed by FMG LLC. Each of the CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM International Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM Multi-Sector Bond Portfolio, CharterSM Real Assets Portfolio, CharterSM Small Cap Growth Portfolio, CharterSM Small Cap Value Portfolio and CharterSM Alternative 100 Moderate Portfolio (each a “Charter Allocation Portfolio” and together the “Charter Allocation Portfolios”) pursues its investment objective by investing in other affiliated mutual funds within the EQ Advisors Trust managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

The Trust issues three classes of shares, Class A, Class B and Class K. The Class A and Class B shares are each subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans.

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

AXA Moderate Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Allocation Portfolio — Seeks to achieve long-term capital appreciation.

CharterSM Conservative Portfolio — Seeks a high level of current income.

CharterSM Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Moderate Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Growth Portfolio — Seeks long-term capital appreciation and current income.

CharterSM Aggressive Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

CharterSM International Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Income Strategies Portfolio — Seeks a high level of current income.

CharterSM Interest Rate Strategies Portfolio — Seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management.

CharterSM Multi-Sector Bond Portfolio — Seeks to achieve high total return through a combination of current income and capital appreciation.

CharterSM Real Assets Portfolio — Seeks to achieve maximum real return.

CharterSM Small Cap Growth Portfolio — Seeks to achieve long-term growth of capital.

CharterSM Small Cap Value Portfolio — Seeks to achieve long-term growth of capital.

CharterSM Alternative 100 Moderate Portfolio — Seeks long-term capital appreciation.

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2055 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in Investment Company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; management believes that the adoption of the rule will have no material effect on the Portfolios’ net assets or results of operations.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of NAVs for each applicable Portfolio when the Manager deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2016, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold.

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December 31, 2016

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Market and Credit Risk:

Because the Portfolios invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market. In addition, the underlying funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward currency exchange contracts, options, swaps, and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to Capital Loss Carryforwards (CharterSM International Moderate, CharterSM Interest Rate Strategies, CharterSM Real Assets, CharterSM Multi-Sector Bond, CharterSM Small Cap Value, CharterSM Alternative 100 Moderate, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation and Target 2055 Allocation), Wash Sale Loss Deferrals (Target 2055 Allocation), Loss Deferrals due to investments in

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December 31, 2016

affiliated Fund of Fund Investments (AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, AXA Aggressive Allocation, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation and Target 2045 Allocation), Partnership Basis Adjustments (CharterSM Growth, CharterSM Aggressive Growth, CharterSM Real Assets and CharterSM Alternative 100 Moderate) and Conversion Transactions (AXA Moderate-Plus Allocation and AXA Aggressive Allocation). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2016 and December 31, 2015, were as follows:

	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Conservative Allocation	$14,244,205	$16,816,922	$62,367	$11,881,836	$12,296,344	$24,695,506	$230,326	$10,319,134
AXA Conservative-Plus Allocation	13,812,322	36,852,077	104,097	15,546,017	13,765,821	52,675,518	208,257	18,202,417
AXA Moderate Allocation	74,296,779	252,003,032	1,757,470	92,875,566	81,509,431	310,234,247	1,694,495	130,018,320
AXA Moderate-Plus Allocation	81,989,523	392,997,482	8,503	155,660,927	99,150,913	462,627,307	1,524,141	227,295,077
AXA Aggressive Allocation	29,589,635	145,772,833	—	59,813,772	35,023,649	210,731,542	1,052,846	114,942,716
CharterSM Conservative	534,649	27,294	—	29,722	244,574	77,768	—	7,690
CharterSM Moderate	378,663	109,477	—	21,742	270,914	138,185	—	90,219
CharterSM Moderate Growth	299,704	169,243	—	—	244,110	123,869	—	132,659
CharterSM Growth	145,075	75,498	—	21,653	229,310	194,742	—	112,782
CharterSM Aggressive Growth	46,041	—	—	—	76,484	136,914	—	70,665
CharterSM International Moderate	187,952	—	—	—	150,902	16,080	—	—
CharterSM Income Strategies	123,040	55,681	—	47,210	137,954	67,121	3,453	42,489
CharterSM Interest Rate Strategies	108,006	35,239	—	—	115,616	66,016	13,505	35,236
CharterSM Multi-Sector Bond	3,871,361	—	—	—	3,565,092	—	—	—
CharterSM Real Assets	82,701	—	—	—	39,104	—	—	—
CharterSM Small Cap Growth	—	1,514,658	—	1,208,915	247,194	1,034	—	1,173,363
CharterSM Small Cap Value	2,114,184	—	—	—	923,978	—	—	—
CharterSM Alternative 100 Moderate	70,904	—	—	—	209,371	99,921	—	18,628
Target 2015 Allocation	955,926	1,108,182	17,276	666,397	917,151	770,140	—	39,668
Target 2025 Allocation	2,064,795	—	153	—	1,891,608	1,682,035	—	—
Target 2035 Allocation	1,449,354	—	199	—	1,263,397	1,362,087	—	—
Target 2045 Allocation	1,029,479	—	588	—	902,417	1,016,896	—	—
Target 2055 Allocation	120,828	502,102	—	—	459,364	28,850	—	502,870

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December 31, 2016

The following Portfolios had a Return of Capital during the year ended December 31, 2016:

Portfolios:	Return of Capital
CharterSM Aggressive Growth	$8,410
CharterSM International Moderate	21,324
CharterSM Interest Rate Strategies	14,012
CharterSM Multi-Sector Bond	378,748
CharterSM Real Assets	8,704
CharterSM Alternative 100 Moderate	38,932

There was no Return of Capital for 2015.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2016 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Conservative Allocation	$931,413	$(931,413)	$—
AXA Conservative-Plus Allocation	1,576,147	(1,576,147)	—
AXA Moderate Allocation	10,237,964	(10,237,964)	—
AXA Moderate-Plus Allocation	15,411,070	(16,097,047)	685,977
AXA Aggressive Allocation	6,858,205	(6,858,205)	—
CharterSM Conservative	21,072	(20,313)	(759)
CharterSM Moderate	19,465	(19,467)	2
CharterSM Moderate Growth	21,542	(30,148)	8,606
CharterSM Growth	11,153	(11,153)	—
CharterSM Aggressive Growth	3,815	6,795	(10,610)
CharterSM International Moderate	4,875	(1,378)	(3,497)
CharterSM Income Strategies	3,339	(3,339)	—
CharterSM Interest Rate Strategies	7,408	(7,408)	—
CharterSM Multi-Sector Bond	29,128	1,499,661	(1,528,789)
CharterSM Real Assets	8,731	(731)	(8,000)
CharterSM Small Cap Growth	107,936	56,568	(164,504)
CharterSM Small Cap Value	1,895,605	(492,890)	(1,402,715)
CharterSM Alternative 100 Moderate	28,211	150,765	(178,976)
Target 2015 Allocation	8,536	(8,536)	—
Target 2025 Allocation	16,805	(12,480)	(4,325)
Target 2035 Allocation	11,336	(8,565)	(2,771)
Target 2045 Allocation	7,643	(5,636)	(2,007)
Target 2055 Allocation	236	(148)	(88)

The significant permanent book to tax differences related to the adjustments above are related to Expired Capital Loss Carryforwards (CharterSM Multi-Sector Bond) and Dividends in excess of taxable income (CharterSM Small Cap Value).

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December 31, 2016

Net Capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2016, the following Portfolios deferred to January 1, 2017 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
AXA Conservative Allocation	$—	$—	$—
AXA Conservative-Plus Allocation	—	—	—
AXA Moderate Allocation	—	—	—
AXA Moderate-Plus Allocation	—	—	—
AXA Aggressive Allocation	—	—	—
CharterSM Conservative	—	—	—
CharterSM Moderate	—	—	—
CharterSM Moderate Growth	—	—	—
CharterSM Growth	—	—	—
CharterSM Aggressive Growth	—	—	—
CharterSM International Moderate	—	—	—
CharterSM Income Strategies	—	—	—
CharterSM Interest Rate Strategies	—	—	—
CharterSM Multi-Sector Bond	—	—	—
CharterSM Real Assets	—	925	—
CharterSM Small Cap Growth	—	—	—
CharterSM Small Cap Value	—	—	—
CharterSM Alternative 100 Moderate	—	123	431
Target 2015 Allocation	—	—	—
Target 2025 Allocation	—	—	—
Target 2035 Allocation	—	—	—
Target 2045 Allocation	—	—	—
Target 2055 Allocation	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts available for use and utilized during 2016 as follows:

	Expiring
Portfolios:	2017	2018	Total	Utilized
CharterSM Multi-Sector Bond	$507,367,626	$—	$507,367,626	$—
CharterSM Small Cap Value	257,902,125	—	257,902,125	3,047,808

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December 31, 2016

The following Portfolios utilized net capital loss carryforwards during 2016 and/or have losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
CharterSM Aggressive Growth	$—	$—	$—	$6,234
CharterSM International Moderate	13,261	—	—	291,628
CharterSM Interest Rate Strategies	—	—	6,943	73,321
CharterSM Multi-Sector Bond	5,801	271,349	764,779	264,435
CharterSM Real Assets	—	—	68,716	103,603
CharterSM Alternative 100 Moderate	—	—	116,874	591,496
Target 2025 Allocation	153,636	1,487,584	168,643	1,407,606
Target 2035 Allocation	19,297	1,170,200	337,892	234,935
Target 2045 Allocation	2,911	905,460	187,325	413,050
Target 2055 Allocation	—	—	3,344,392	—

Note 2	Management of the Trust

The Trust has entered into an investment management agreement (the “Management Agreement”) with FMG LLC. The Management Agreement for the Portfolios obligates the Manager to, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the Portfolios; (iii) implement and monitor the investment programs and results; (iv) apprise the Trustees/Trust of developments materially affecting the Portfolios; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2016, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
CharterSM Conservative	0.150% of average daily net assets
CharterSM Moderate	0.150% of average daily net assets
CharterSM Moderate Growth	0.150% of average daily net assets
CharterSM Growth	0.150% of average daily net assets
CharterSM Aggressive Growth	0.150% of average daily net assets
CharterSM International Moderate	0.150% of average daily net assets
CharterSM Income Strategies	0.150% of average daily net assets
CharterSM Interest Rate Strategies	0.150% of average daily net assets
CharterSM Multi-Sector Bond	0.150% of average daily net assets
CharterSM Real Assets	0.150% of average daily net assets
CharterSM Small Cap Growth	0.150% of average daily net assets
CharterSM Small Cap Value	0.150% of average daily net assets
CharterSM Alternative 100 Moderate	0.150% of average daily net assets
Target 2015 Allocation	0.100% of average daily net assets
Target 2025 Allocation	0.100% of average daily net assets
Target 2035 Allocation	0.100% of average daily net assets
Target 2045 Allocation	0.100% of average daily net assets
Target 2055 Allocation	0.100% of average daily net assets

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December 31, 2016

	(as a percentage of average daily net assets)
Portfolios:	First $10 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation	0.100%	0.095%	0.090%
AXA Moderate Allocation	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation	0.100%	0.095%	0.090%
AXA Aggressive Allocation	0.100%	0.095%	0.090%

Note 3	Administrative Fees

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), the Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, each AXA Allocation Portfolio, Target Allocation Portfolio and Charter Allocation Portfolio pays FMG LLC, as Administrator, its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500.

For purposes of calculating the asset-based administration fee, the assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios are aggregated with those of the AXA Strategic Allocation Portfolios, AXA All Asset Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Advisors Trust (the “EQAT Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios and EQAT Fund-of-Funds Portfolios; 0.110% on the next $10 billion; 0.100% on the next $5 billion; and 0.095% thereafter.

Prior to October 1, 2016, the Administration fees were as follows:

For purposes of calculating the asset-based administration fee, the assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios were aggregated. The asset-based administration fee was equal to an annual rate of 0.150% of the first $20 billion of the aggregate average daily net assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios; 0.125% on the next $5 billion; and 0.100% thereafter.

Pursuant to a sub-administration agreement with FMG LLC, the Sub-Administrator provides the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of the Class A and Class B shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to each of the Trust’s Class A and Class B shares for which it provides service.

Note 6	Expense Limitation

In the interest of limiting through April 30, 2017 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of certain Portfolios, FMG LLC has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, FMG LLC has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
Target 2015 Allocation**	0.35%	0.60%	0.60%
Target 2025 Allocation**	0.35	0.60	0.60
Target 2035 Allocation*,**	0.35	N/A	0.60
Target 2045 Allocation*,**	0.35	N/A	0.60
Target 2055 Allocation*,**	0.35	N/A	0.60

+	Includes amounts payable pursuant to Rule 12b-1.
*	The Trust offers only Class B and Class K shares of this Portfolio.
**	Effective October 1, 2016, FMG LLC voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to October 1, 2016.

The expenses as a percentage of daily net assets for each AXA Allocation Portfolio and Charter Allocation Portfolio, inclusive of fees and expenses of other investment companies in which a Portfolio invests (but exclusive of interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), are limited to the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
AXA Aggressive Allocation	1.00%	1.25%	1.25%
AXA Conservative Allocation	0.75	1.00	1.00
AXA Conservative-Plus Allocation	0.85	1.10	1.10
AXA Moderate Allocation	0.90	1.15	1.15
AXA Moderate-Plus Allocation	0.95	1.20	1.20
CharterSM Conservative*	N/A	N/A	1.25
CharterSM Moderate*	N/A	N/A	1.30
CharterSM Moderate Growth*	N/A	N/A	1.35
CharterSM Growth*	N/A	N/A	1.40
CharterSM Aggressive Growth*	N/A	N/A	1.45
CharterSM International Moderate*	N/A	N/A	1.25
CharterSM Income Strategies*	N/A	N/A	1.20
CharterSM Interest Rate Strategies*	N/A	N/A	1.20
CharterSM Real Assets*	N/A	N/A	1.40

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December 31, 2016

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
CharterSM Alternative 100 Moderate*	N/A	N/A	1.55%
CharterSM Small Cap Growth	1.20%	1.45%	1.45
CharterSM Small Cap Value	1.20	1.45	1.45
CharterSM Multi-Sector Bond	0.85	1.10	1.10

+	Includes amounts payable pursuant to Rule 12b-1
*	The Trust offers only Class B shares of this Portfolio.

Prior to May 1, 2016, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
CharterSM Conservative*	N/A	N/A	0.65%
CharterSM Moderate*	N/A	N/A	0.65
CharterSM Moderate Growth*	N/A	N/A	0.65
CharterSM Growth*	N/A	N/A	0.65
CharterSM Aggressive Growth*	N/A	N/A	0.65
CharterSM International Moderate*	N/A	N/A	0.65
CharterSM Income Strategies*	N/A	N/A	0.65
CharterSM Interest Rate Strategies*	N/A	N/A	0.65
CharterSM Real Assets*	N/A	N/A	0.65
CharterSM Alternative 100 Moderate*	N/A	N/A	0.65

+	Includes amounts payable pursuant to Rule 12b-1.
*	The Trust offers only Class B shares of this Portfolio.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. FMG LLC’s selection of Underlying Portfolios and Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

During the year ended December 31, 2016, FMG LLC received recoupment from the following Portfolios:

Portfolios:	Recoupment
AXA Conservative-Plus Allocation	$91,795
Target 2055 Allocation	1,589

$93,384

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2016, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2017	2018	2019	Total Eligible For Recoupment
AXA Conservative Allocation	$1,277,561	$723,718	$862,082	$2,863,361
AXA Conservative-Plus Allocation	353,170	1,397	141,076	495,643
CharterSM Conservative	255,995	208,223	201,250	665,468
CharterSM Moderate	256,110	213,810	195,749	665,669
CharterSM Moderate Growth	260,069	225,225	196,206	681,500
CharterSM Growth	257,940	220,014	199,830	677,784
CharterSM Aggressive Growth	251,513	223,475	208,837	683,825
CharterSM International Moderate	157,720	161,752	99,884	419,356
CharterSM Income Strategies	176,457	152,377	125,994	454,828
CharterSM Interest Rate Strategies	176,251	140,317	122,166	438,734
CharterSM Multi-Sector Bond	—	73,615	162,677	236,292
CharterSM Real Assets	138,870	117,616	86,422	342,908
CharterSM Small Cap Growth	122,184	128,582	130,166	380,932
CharterSM Small Cap Value	79,565	158,778	117,830	356,173
CharterSM Alternative 100 Moderate	145,055	146,465	80,735	372,255

During the year ended December 31, 2016, FMG LLC voluntarily agreed to waive the following (voluntary waivers may be reduced or discontinued at anytime without notice and are not eligible for recoupment):

Portfolios:	Voluntary Waivers
CharterSM Conservative	$5,956
CharterSM Moderate	6,457
CharterSM Moderate Growth	5,739
CharterSM Growth	3,903
CharterSM Aggressive Growth	2,544
CharterSM International Moderate	4,484
CharterSM Income Strategies	1,606
CharterSM Interest Rate Strategies	1,687
Target 2015 Allocation	21,801
Target 2025 Allocation	12,203
Target 2035 Allocation	10,946
Target 2045 Allocation	13,713
Target 2055 Allocation	39,197

Note 7	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five- to twenty-year period elected by such Trustee. At December 31, 2016, the total amount deferred by the Trustees participating in the Plan was $814,091.

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December 31, 2016

Note 8	Percentage of Ownership by Affiliates

At December 31, 2016, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
CharterSM International Moderate	71.35%
CharterSM Income Strategies	28.12
CharterSM Interest Rate Strategies	13.50
CharterSM Real Assets	70.07
Target 2055 Allocation	57.01

Shares of affiliated underlying investment companies may be held by the Portfolios. The following tables represent the percentage of ownership that each Portfolio has in each respective affiliated underlying investment company’s net assets as of December 31, 2016.

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
AXA Global Equity Managed Volatility	0.30%	1.44%	9.21%	14.96%	5.33%
AXA International Core Managed Volatility	0.35	0.77	7.18	11.51	5.13
AXA International Value Managed Volatility	0.31	0.79	5.40	10.87	6.33
AXA Large Cap Core Managed Volatility	0.87	1.65	9.60	16.16	6.85
AXA Large Cap Growth Managed Volatility	0.33	0.62	3.81	6.06	2.52
AXA Large Cap Value Managed Volatility	0.19	0.47	3.58	7.09	3.76
AXA/AB Small Cap Growth	0.18	0.70	9.45	15.76	5.45
AXA/Franklin Small Cap Value Managed Volatility	—	1.21	9.88	23.28	10.55
AXA/Horizon Small Cap Value	—	3.49	19.67	27.31	9.67
AXA/Loomis Sayles Growth	1.38	1.85	14.96	22.80	10.62
AXA/Lord Abbett Micro Cap	0.68	2.51	17.84	41.03	18.36
AXA/Morgan Stanley Small Cap Growth	0.74	1.09	16.24	39.69	18.71
AXA/Pacific Global Small Cap Value	—	2.51	18.06	29.52	10.18
ATM International Managed Volatility	1.23	3.47	30.16	46.15	18.98
ATM Large Cap Managed Volatility	2.56	4.23	27.44	44.05	21.73
ATM Mid Cap Managed Volatility	2.16	4.82	29.58	41.93	21.52
ATM Small Cap Managed Volatility	0.35	3.01	24.01	51.89	20.74
EQ/BlackRock Basic Value Equity	1.44	1.99	10.51	16.14	6.33
EQ/Boston Advisors Equity Income	1.75	2.95	19.07	31.49	11.82
EQ/Core Bond Index	4.09	3.17	15.28	10.41	1.05
EQ/GAMCO Small Company Value	0.24	0.34	3.56	5.74	2.64
EQ/Global Bond PLUS	9.23	7.45	36.82	3.50	—
EQ/High Yield Bond	8.50	7.10	32.17	12.50	0.81
EQ/Intermediate Government Bond	5.64	4.37	20.61	14.62	1.49
EQ/International Equity Index	0.18	0.32	1.45	5.20	4.00
EQ/JPMorgan Value Opportunities	2.34	3.73	20.87	25.70	9.35

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December 31, 2016

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Large Cap Growth Index	0.12%	0.21%	1.08%	3.17%	2.81%
EQ/MFS International Growth	1.24	2.97	26.02	31.19	13.94
EQ/PIMCO Ultra Short Bond	12.00	8.55	37.28	25.65	2.52
EQ/Quality Bond PLUS	1.26	1.50	7.41	5.81	0.49
EQ/T. Rowe Price Growth Stock	0.42	0.72	5.64	5.94	1.68
Multimanager Core Bond	5.86	4.98	23.09	17.25	1.51
Multimanager Mid Cap Growth	1.70	2.51	6.73	9.61	4.54
Multimanager Mid Cap Value	0.91	2.94	15.41	11.35	3.42

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM International Moderate
EQ/Energy ETF	0.85%	1.58%		2.69%		3.04%		2.00%		—%
EQ/Low Volatility Global ETF	2.92	3.82		4.65		3.42		1.66		3.79
AXA Natural Resources	0.23	0.43		0.65		0.79		0.50		—
AXA Real Estate	0.36	0.63		0.80		0.93		0.56		1.52
AXA SmartBeta Equity	1.06	1.46		1.76		1.18		0.58		1.31
AXA/AB Small Cap Growth	0.02	0.02		0.03		0.02		0.01		—
AXA/ClearBridge Large Cap Growth	0.08	0.12		0.14		0.10		0.05		—
AXA/DoubleLine Opportunistic Core Plus Bond	—	—		—		—		—		—
AXA/Horizon Small Cap Value	—	—		—		—		—		—
AXA/Janus Enterprise	0.05	0.08		0.09		0.06		0.03		—
AXA/Lord Abbett Micro Cap	0.10	0.13		0.18		0.14		0.06		—
AXA/Morgan Stanley Small Cap Growth	—	—		—		—		—		—
AXA/Pacific Global Small Cap Value	—	—		—		—		—		—
EQ/BlackRock Basic Value Equity	0.02	0.02		0.03		0.02		0.01		—
EQ/Boston Advisors Equity Income	—	—		—		—		—		—
EQ/Capital Guardian Research	0.17	0.24		0.28		0.19		0.10		—
EQ/Convertible Securities	14.26	9.31		7.07		3.12		0.92		—
EQ/Core Bond Index	—	—	#	—	#	—	#	—		—
EQ/Emerging Markets Equity PLUS	0.72	1.01		1.16		0.79		0.39		0.63
EQ/GAMCO Mergers and Acquisitions	0.16	0.17		0.19		0.08		0.02		—
EQ/GAMCO Small Company Value	0.01	0.01		0.02		0.01		0.01		—
EQ/Global Bond PLUS	0.69	0.41		0.28		0.09		0.02		0.24
EQ/High Yield Bond	0.78	0.46		0.31		0.12		0.02		—
EQ/Intermediate Government Bond	0.03	0.02		0.01		—	#	—	#	—
EQ/International Equity Index	0.05	0.06		0.08		0.05		0.03		0.04

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December 31, 2016

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth		CharterSM International Moderate
EQ/Invesco Comstock	0.13%	0.20%	0.24%	0.17%	0.09%		—%
EQ/MFS International Growth	0.03	0.05	0.06	0.04	0.02		0.03
EQ/PIMCO Global Real Return	2.64	1.61	1.07	0.37	0.06		0.77
EQ/PIMCO Ultra Short Bond	0.16	0.09	0.06	0.02	—	#	—
EQ/Quality Bond PLUS	—	—	—	—	—		—
EQ/T. Rowe Price Growth Stock	0.03	0.04	0.05	0.03	0.02		—
Multimanager Core Bond	0.30	0.18	0.12	0.04	0.01		—
Multimanager Mid Cap Value	0.21	0.31	0.38	0.26	0.13		—

#	Percentage of ownership is less than 0.005%.

Portfolios:	CharterSM Income Strategies		CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
EQ/Energy ETF	1.19%		2.31%	—%	5.57%	—%	—%	7.01%
EQ/Low Volatility Global ETF	—		6.98	—	—	—	—	—
AXA Natural Resources	0.34		0.57	—	1.34	—	—	1.82
AXA Real Estate	0.87		0.72	—	1.82	—	—	2.56
AXA SmartBeta Equity	—		—	—	—	—	—	—
AXA/AB Small Cap Growth	—		—	—	—	—	—	—
AXA/ClearBridge Large Cap Growth	—		—	—	—	—	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—		—	13.41	—	—	—	—
AXA/Horizon Small Cap Value	—		—	—	—	—	39.63	—
AXA/Janus Enterprise	—		—	—	—	—	—	—
AXA/Lord Abbett Micro Cap	—		—	—	—	18.90	—	—
AXA/Morgan Stanley Small Cap Growth	—		—	—	—	23.48	—	—
AXA/Pacific Global Small Cap Value	—		—	—	—	—	39.41	—
EQ/BlackRock Basic Value Equity	—		—	—	—	—	—	—
EQ/Boston Advisors Equity Income	0.09		0.06	—	—	—	—	—
EQ/Capital Guardian Research	—		—	—	—	—	—	—
EQ/Convertible Securities	—		2.14	—	—	—	—	5.04
EQ/Core Bond Index	—	#	—	1.25	—	—	—	—
EQ/Emerging Markets Equity PLUS	—		—	—	—	—	—	—
EQ/GAMCO Mergers and Acquisitions	—		—	—	—	—	—	0.46

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December 31, 2016

Portfolios:	CharterSM Income Strategies		CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
EQ/GAMCO Small Company Value	—%		—%	—%	—%	—%	1.36%	—%
EQ/Global Bond PLUS	0.04		0.03	—	—	—	—	—
EQ/High Yield Bond	0.12		0.02	12.40	—	—	—	—
EQ/Intermediate Government Bond	—		—	—	—	—	—	—
EQ/International Equity Index	—		—	—	—	—	—	—
EQ/Invesco Comstock	—		—	—	—	—	—	—
EQ/MFS International Growth	—		—	—	—	—	—	—
EQ/PIMCO Global Real Return	0.14		0.51	15.55	1.73	—	—	—
EQ/PIMCO Ultra Short Bond	—		0.01	—	—	—	—	—
EQ/Quality Bond PLUS	—	#	—	2.93	—	—	—	—
EQ/T. Rowe Price Growth Stock	—		—	—	—	—	—	—
Multimanager Core Bond	0.06		—	—	—	—	—	—
Multimanager Mid Cap Value	—		—	—	—	—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
EQ/BlackRock Basic Value Equity	0.09%	0.22%	0.15%	0.14%	0.03%
EQ/Core Bond Index	0.15	0.19	0.09	0.03	—
EQ/Emerging Markets Equity PLUS	6.10	16.92	13.58	11.24	1.50
EQ/Equity 500 Index	0.27	0.97	0.90	0.75	0.09
EQ/Global Bond PLUS	1.36	1.81	0.85	0.32	—
EQ/High Yield Bond	2.36	3.71	1.69	0.70	—
EQ/International Equity Index	0.41	1.09	0.89	0.75	0.08
EQ/MFS International Growth	0.11	0.49	0.50	0.41	0.08
EQ/PIMCO Ultra Short Bond	0.26	0.37	0.18	0.06	—
EQ/Quality Bond PLUS	0.30	0.44	0.22	0.07	—
EQ/Small Company Index	0.11	0.71	0.70	0.56	0.09
Multimanager Aggressive Equity	0.07	0.22	0.09	0.07	0.02
Multimanager Mid Cap Growth	0.52	0.72	0.51	0.38	0.01
Multimanager Mid Cap Value	0.60	1.36	0.60	0.50	0.04

Note 9	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2015:

After the close of business on September 25, 2015, CharterSM International Moderate Portfolio acquired the net assets of CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange

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December 31, 2016

resulting in CharterSM International Moderate Portfolio issuing 962,890 Class B shares (valued at $8,571,057) in exchange for 475,178 and 499,110 Class B shares of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio, respectively. The securities held by CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio, with a fair value of $4,252,534 and $4,399,558, respectively, and identified cost of $4,723,379 and $4,957,409, respectively, at September 25, 2015, were the principal assets acquired by CharterSM International Moderate Portfolio. For U.S. GAAP purposes, assets received and shares issued by CharterSM International Moderate Portfolio were recorded at fair value; however, the cost basis of the investments from CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio was carried forward to align ongoing reporting of CharterSM International Moderate Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio’s net assets at the merger date of $4,210,022 and $4,361,035, respectively, including $(470,845) and $(557,851), respectively, of unrealized depreciation, $2,583 and $(10,396), respectively, of undistributed net investment income/(loss) and $(24,282) and $(17,443) respectively, of undistributed net realized loss on investments, were combined with those of CharterSM International Moderate Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of CharterSM International Moderate Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $212,891 and net realized and unrealized loss on investments of $(932,442), resulting in a decrease in net assets from operations of $(719,551). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio that have been included in CharterSM International Moderate Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the CharterSM International Moderate Portfolio totaled $4,669,340. Immediately after the combination, the net assets of the CharterSM International Moderate Portfolio totaled $13,240,397. The cost of securities transferred by CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio is excluded from CharterSM International Moderate Portfolio’s portfolio turnover calculation and excluded from the cost of long-term purchases.

After the close of business on September 25, 2015, CharterSM Alternative 100 Moderate Portfolio acquired the net assets of the CharterSM Alternative 100 Conservative-Plus Portfolio and CharterSM Alternative 100 Growth Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with identical investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the CharterSM Alternative 100 Moderate Portfolio issuing 859,895 Class B shares (valued at $7,365,800) in exchange for 412,800 and 479,681 Class B shares of the CharterSM Alternative 100 Conservative-Plus Portfolio and CharterSM Alternative 100 Growth Portfolio, respectively. The securities held by CharterSM Alternative 100 Conservative-Plus Portfolio and CharterSM Alternative 100 Growth Portfolio, with a fair value of $3,551,807 and $3,873,133, respectively, and identified cost of $3,973,545 and $4,732,004, respectively, at September 25, 2015, were the principal assets acquired by CharterSM Alternative 100 Moderate Portfolio. For U.S. GAAP purposes, assets received and shares issued by CharterSM Alternative 100 Moderate Portfolio were recorded at fair value; however, the cost basis of the investments from CharterSM Alternative 100 Conservative-Plus Portfolio and CharterSM Alternative 100 Growth Portfolio was carried forward to align ongoing reporting of CharterSM Alternative 100 Moderate Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio’s net assets at the merger date of $3,519,922 and $3,845,878, respectively, including $(421,738) and $(858,871), respectively, of unrealized depreciation, $(78,810) and $(20,481), respectively, of undistributed net investment loss and $(53,584) and $(13,740), respectively, of undistributed net realized loss on investments, were

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December 31, 2016

combined with those of CharterSM Alternative 100 Moderate Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of CharterSM Alternative 100 Moderate Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $122,875 and net realized and unrealized loss on investments of $(1,366,198), resulting in a decrease in net assets from operations of $(1,243,323). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio that have been included in CharterSM Alternative 100 Moderate Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the CharterSM Alternative 100 Moderate Portfolio totaled $5,577,677. Immediately after the combination, the net assets of the CharterSM CharterSM Alternative 100 Moderate Portfolio totaled $12,943,477. The cost of securities transferred from CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio is excluded from CharterSM Alternative 100 Moderate Portfolio’s portfolio turnover calculation and excluded from the cost of long-term purchases.

After the close of business on September 25, 2015, the CharterSM Equity Portfolio merged into the EQ/Common Stock Index Portfolio, a series of the EQ Advisors Trust.

After the close of business on September 25, 2015, the CharterSM Fixed Income Portfolio merged into the EQ/Core Bond Index Portfolio, a series of the EQ Advisors Trust.

Note 10	Subsequent Events

The Manager evaluated subsequent events from December 31, 2016, the date of these financial statements, through the date these financial statements were issued and available.

On December 5, 2016, the Board approved a form of Plan of Reorganization and Termination and a form of Agreement and Plan of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”) that provide for the reorganization of certain Portfolios of the Trust into another existing Portfolio of the Trust or other existing Portfolios of EQ Advisors Trust (each, a “Reorganization,” and collectively, the “Reorganizations”) as follows:

Proposed Acquired Portfolios	Proposed Acquiring Portfolios
CharterSM International Moderate Portfolio	CharterSM Moderate Portfolio
CharterSM Alternative 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
CharterSM Income Strategies Portfolio CharterSM Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
CharterSM Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about March 28, 2017 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place on or about May 19, 2017.

Note 11	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Advisors Trust, which is also managed by FMG

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

LLC: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to dismiss as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, Plaintiffs and Defendants filed motions for summary judgment and other pre-trial motions, which were denied by the Court in August 2015.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. On August 25, 2016, the Court issued its decision in favor of FMG LLC and AXA Equitable, finding that the Plaintiffs had failed to meet their burden to demonstrate that FMG LLC and AXA Equitable breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, Plaintiffs filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third Circuit.

No liability for litigation relating to these matters has been accrued in the financial statements of the portfolios because any potential damages would be the responsibility of the Defendants.

In November 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of

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NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2016

shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or their respective portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016 the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court, which is currently pending. In January 2017, the United States District Court for the Southern District of New York dismissed the remaining claims involving shareholders, such as the portfolios, who sold their shares as part of the public tender offers. The Plaintiffs have requested permission from the court to appeal its decision to the Second Circuit. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the portfolios, as FMG LLC believes a loss is not probable.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Premier VIP Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of AXA Premier VIP Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) as of December 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2017

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING INVESTMENT MANAGEMENT AGREEMENT APPROVAL

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2016 (UNAUDITED)

At a meeting held on September 21-22, 2016, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) with respect to the Portfolios listed, for an additional one-year term.

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Aggressive Growth Portfolio

CharterSM Alternative 100 Moderate Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM International Moderate Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Multi-Sector Bond Portfolio

CharterSM Real Assets Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

In reaching its decision to renew the Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager and its affiliates, including the investment performance of the Portfolio; (2) the level of the Portfolio’s management fee and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall out” benefits that may accrue to the Manager and its affiliates (i.e., indirect benefits that the Manager or its affiliates would be unable to generate but for the existence of the Portfolios). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board (including its various committees) throughout the year at regular meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution, if applicable; pricing and valuation; and legal, compliance, shareholder and other services and support provided by the Manager and its affiliates. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent organization, regarding expenses of each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Broadridge report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Broadridge to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreement and in executive sessions during the meeting to review the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreement and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreement. As noted below, as a result of these extensive discussions, the Manager agreed to implement revised fee rates and breakpoints in the administrative fee rate schedules for all of the Portfolios and implement new, voluntary expense limitations for the Target Allocation Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreement.

Although the Board approved the renewal of the Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the management fee was fair and reasonable and that the renewal of the Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreement.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager and its affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s responsibilities with respect to each Portfolio and the Manager’s experience in serving as an investment adviser for the Portfolio and for portfolios and accounts similar to the Portfolio. The Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; placing all orders for the purchase and sale of investments for the Portfolios; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters, where applicable; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Manager and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for making investment decisions for the Portfolios, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Manager has provided the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities. The Board also considered that the Manager has assumed significant entrepreneurial risk in sponsoring new Portfolios and that the Manager’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding the Manager’s ongoing risk management activities.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager and its affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Manager, if any. In this regard, the Board also considered the Manager’s trading experience and received information regarding how the Manager seeks to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s compliance program, policies, and procedures, and compliance matters involving the Manager that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and reviewed information regarding the Manager’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives, including in response to investor behavior, intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other significant developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager in response to recent market conditions and considered the overall performance of the Manager in this context. In this regard, among other things, the Board requested and received throughout the past year information from the Manager and various service providers on various topics impacting all mutual funds, including valuation; fixed-income market liquidity and potential volatility; cybersecurity; and trends in the Securities and Exchange Commission’s priorities. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Manager.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Manager about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”), a custom blended index developed by the Manager and approved by the Board that comprises broad-based indexes (“blended benchmark”), and/or a custom volatility-managed index developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index that comprises both broad-based and volatility-managed indexes) (“VMI”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered Appendix A, which includes certain information provided to the Board regarding each Portfolio’s performance relative to a benchmark, a peer group, a blended benchmark, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended June 30, 2016. The Board noted that this information supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge remained a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or June to June) can impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

AXA Allocation Portfolios

With respect to the performance of the AXA Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the underlying portfolios in which each Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented a custom VMI as an additional analytical tool to be used in evaluating the Portfolio’s performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by certain of the underlying portfolios in which a Portfolio invests. In this respect, the Board also noted that, for each Portfolio, the Manager had developed and implemented a custom blended benchmark that comprises broad-based indexes that are not volatility-managed. The Board considered each Portfolio’s blended benchmark and VMI in evaluating the Portfolio’s performance.

With respect to the benchmark performance comparisons, the Board took into account each Portfolio’s current allocation target (that is, the approximate percentage of a Portfolio’s assets allocated to equity securities or fixed income securities through its investments in underlying portfolios) and compared each Portfolio’s performance to the performance of the S&P 500 Index and/or the Bloomberg Barclays U.S. Intermediate Government Bond Index, accordingly.

The Board factored into its evaluation of each AXA Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes.

The Board and the Manager discussed the performance of each AXA Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, blended benchmark, and/or VMI, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each AXA Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of the Target Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.
The Board factored into its evaluation of each Target Allocation Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also factored into its evaluation of each Target Allocation Portfolio’s performance that, although the Portfolio’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and debt securities that vary from the Portfolio’s asset allocation over time. The Board also took note of the relatively small size of each Target Allocation Portfolio and the likely impact that a Portfolio’s size has on its relative expenses and performance. The Board also noted that the Target 2055 Allocation Portfolio had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each Target Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each Target Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Charter Portfolios

With respect to the performance of the Charter Portfolios, the Board considered that each Portfolio currently operates as a fund-of-funds and invests in securities of other mutual funds and in exchange-traded securities of other investment companies or investment vehicles (referred to collectively as underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board noted, however, that prior to April 18, 2014 (the “Conversion Date”) each of the CharterSM Multi-Sector Bond, CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios had different investment policies and operated as a multimanager fund by allocating its assets among multiple investment advisers who managed their allocated portions of a Portfolio using different but complimentary investment strategies. The Board noted that the performance information that had been provided to the Board for each Portfolio reflected the Portfolio’s operation as a multimanager fund prior to the Conversion Date and may have been different if the Portfolio had historically been managed as a fund-of-funds using its current investment policies and strategies.

The Board also noted that each of the CharterSM Aggressive Growth, CharterSM Alternative 100 Moderate, CharterSM Conservative, CharterSM Growth, CharterSM Income Strategies, CharterSM Interest Rate Strategies, CharterSM International Moderate, CharterSM Moderate Growth, CharterSM Moderate and CharterSM Real Assets Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each Charter Portfolio in detail, including whether the Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, and/or blended benchmark, as applicable, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each Charter Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager and its affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement.

Expenses

The Board considered each Portfolio’s management fee in light of the nature, quality and extent of the overall services provided by the Manager. The Board also reviewed a comparative analysis of the contractual and net management fees, expense components, and expense ratios of each Portfolio compared with those of peer funds selected by Broadridge as constituting the Portfolio’s appropriate expense group. Broadridge provided information on each Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within the Portfolio’s expense group assuming the other funds were similar in size to the Portfolio, as well as each Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Broadridge management fee analysis included within such fee the separate administrative fees paid to the Manager, in its capacity as administrator for the Portfolios. The Broadridge management fee analysis also provided comparative fee information net of administrative fees. The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2015, and the total expense ratios (both including and excluding fees and expenses of underlying portfolios) were shown for Class A, Class B and Class K shares, as applicable, of each Portfolio.

The contractual management fees discussed below include within such fees the separate administrative fees paid to the Manager. Where contractual management fee comparisons were provided for Class A and/or Class B shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual management fees discussed below reflect the comparisons for only Class A and/or Class B shares of that Portfolio. The total expense ratios for Class A, Class B and Class K shares, as applicable, of a Portfolio discussed below exclude the fees and expenses of underlying portfolios in which that Portfolio invests.

The Board factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations and recognizing that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Broadridge remained a useful measure of comparative fees and expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

AXA Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio (at a common asset level) was at or above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratio for the Class A and Class B shares of each Portfolio was at (in the case of the AXA Conservative Allocation Portfolio) or above the median for the Portfolio’s respective peer group, and that the actual expense ratio for the Class K shares of each Portfolio (except the AXA Conservative-Plus Allocation Portfolio, which was above) was at or below the median for the Portfolio’s respective peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios (including the fees and expenses of the underlying portfolios in which the Portfolio invests) do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the AXA Conservative Allocation Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees at current and higher asset levels, and (b) aggregate the assets of all funds-of-funds series of the Trust with the assets of certain funds-of-funds series of EQ Advisors Trust for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

Based on its review, the Board determined, with respect to each AXA Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

Target Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio (at a common asset level) was at the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratios for the Class B and Class K shares of each Portfolio were above the medians for the Portfolio’s respective peer group. The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its relative expenses.

The Board further considered that the administrative fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees at current and higher asset levels, and (b) aggregate the assets of all funds-of-funds series of the Trust with the assets of certain funds-of-funds series of EQ Advisors Trust for purposes of calculating these Portfolios’ asset-based administrative fee, and (ii) the Manager had agreed, effective October 1, 2016, to implement new, voluntary expense limitations with respect to each Portfolio that include the fees and expenses of the underlying portfolios in which the Portfolio invests. In this regard, the Board noted that each of these Portfolios’ existing expense limitations exclude the fees and expenses of the underlying portfolios in which the Portfolio invests. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

Based on its review, the Board determined, with respect to each Target Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

Charter Portfolios

The Board considered that the contractual management fee for each of the CharterSM Multi-Sector Bond, CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios (at a common asset level) was below the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratios for the Class A, Class B, and Class K (as applicable) shares of each of the CharterSM Multi-Sector Bond, CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios were below the medians for the Portfolio’s respective peer group. The Board noted that, due to the limited number of comparable funds-of-funds, the Portfolios’ peer groups were comprised of funds that do not operate as funds-of-funds. The Board noted that funds, like the Portfolios, that operate as funds-of-funds typically have lower management fees than funds that do not operate as funds-of-funds due to the different services performed by an investment manager in managing funds-of-funds.

The Board considered that the contractual management fee for each of the CharterSM Income Strategies, CharterSM Interest Rate Strategies and CharterSM International Moderate Portfolios (at a common asset level) was at the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratio for the Class B shares of the CharterSM Interest Rate Strategies Portfolio was at the median for the Portfolio’s peer group, and that the actual expense ratio for the Class B shares of each of the CharterSM Income Strategies and CharterSM International Moderate Portfolios was above (but, for the CharterSM Income Strategies Portfolio, within five basis points of) the median for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for each of the CharterSM Alternative 100 Moderate and CharterSM Real Assets Portfolios (at a common asset level) was above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratio for the Class B shares of the CharterSM Alternative 100 Moderate Portfolio was at the median for the Portfolio’s peer group, and that the actual expense ratio for the Class B shares of the CharterSM Real Assets Portfolio was above (but within five basis points of) the median for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the CharterSM Aggressive Growth, CharterSM Conservative, CharterSM Growth, CharterSM Moderate Growth and CharterSM Moderate Portfolios (at a common asset level) was above the median for the Portfolio’s respective peer group. The Board also considered that the actual expense ratio for the Class B shares of each Portfolio was above the median for the Portfolio’s respective peer group.

The Board further considered that the administrative fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios (including the fees and expenses of the underlying portfolios in which the Portfolio invests) do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees at current and higher asset levels, and (b) aggregate the assets of all funds-of-funds series of the Trust with the assets of certain funds-of-funds series of EQ Advisors Trust for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

Based on its review, the Board determined, with respect to each Charter Portfolio, that the Manager’s management fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2015, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology (which includes the expenses attributable to the services that AXA Equitable Life Insurance Company provides to support the Manager in its role as investment manager and administrator for the Portfolios) was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the

Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for the AXA Allocation Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. The Board also noted that the administrative fee rate schedules for all Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels and also aggregate the assets managed by the Manager in these Portfolios. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2016, to implement revisions to the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and/or administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Manager. The Board also noted that, although the management fees for the Target Allocation Portfolios and the Charter Portfolios do not include breakpoints, the Manager was subsidizing each of the Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2016, to implement new, voluntary expense limitations for the Target Allocation Portfolios, as noted above. In addition, the Board considered that the Manager shares any realized economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management and administrative fee schedules at the present time.

Fall-Out Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Manager and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the Portfolios invest in other (underlying) portfolios managed by the Manager and advised by sub-advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay sub-advisory fees to an affiliated sub-adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Manager are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a peer group, a blended benchmark, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended June 30, 2016, supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

AXA Premier VIP Trust Performance Summary

For the period ended June 30, 2016

	Annualized
	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA Conservative Allocation - A	1.78	2.76	2.65	3.37	3.79
AXA Conservative Allocation - B	1.68	2.72	2.62	3.23	3.62
AXA Conservative Allocation - K	1.93	2.98			2.92

Lipper Mixed-Asset Target Allocation Conservative Funds	1.74	4.30	4.38	4.73	5.44

S&P 500 Index	3.99	11.66	12.10	7.42	8.20

	Annualized
	1 Year	3 Years	5 Years	10 Years	Since Inception
Bloomberg Barclays U.S. Intermediate Government Bond Index	3.93	2.41	2.31	4.07	3.62
66% Bloomberg Barclays U.S. Intermediate Government Bond Index / 5% MSCI EAFE Index / 4% S&P MidCap 400 Index / 10% S&P 500 Index / 1% Russell 2000 Index / 14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.64	3.45	3.46	4.31	4.43
66% Bloomberg Barclays U.S. Intermediate Government Bond Index / 5% Volatility Managed Index - International / 4% Volatility Managed Index - Mid Cap Core / 10% Volatility Managed Index - Large Cap Core / 1% Volatility Managed Index - Small Cap Core / 14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.57	3.41	3.29	4.54	N/A
AXA Conservative-Plus Allocation - A	0.53	3.77	3.61	3.62	4.39
AXA Conservative-Plus Allocation - B	0.54	3.80	3.60	3.49	4.23
AXA Conservative-Plus Allocation - K	0.79	4.06			5.19

Lipper Mixed-Asset Target Allocation Conservative Funds	1.74	4.30	4.38	4.73	5.44

S&P 500 Index	3.99	11.66	12.10	7.42	8.20

Bloomberg Barclays U.S. Intermediate Government Bond Index	3.93	2.41	2.31	4.07	3.62
50% Bloomberg Barclays U.S. Intermediate Government Bond Index / 10% MSCI EAFE Index / 8% S&P MidCap 400 Index / 18% S&P 500 Index / 4% Russell 2000 Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.74	4.79	4.89	4.98	5.56
50% Bloomberg Barclays U.S. Intermediate Government Bond Index / 10% Volatility Managed Index - International / 8% Volatility Managed Index - Mid Cap Core / 18% Volatility Managed Index - Large Cap Core / 4% Volatility Managed Index - Small Cap Core / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.57	4.71	4.53	5.43	N/A
AXA Moderate Allocation - A	(0.39)	4.10	3.88	3.61	7.61
AXA Moderate Allocation - B	(0.33)	4.12	3.86	3.47	3.95
AXA Moderate Allocation - K	(0.14)	4.39			5.90

Lipper Mixed-Asset Target Allocation Moderate Funds	0.05	5.60	5.82	5.34	7.50

S&P 500 Index	3.99	11.66	12.10	7.42	10.34

Bloomberg Barclays U.S. Intermediate Government Bond Index	3.93	2.41	2.31	4.07	5.93
42% Bloomberg Barclays U.S. Intermediate Government Bond Index / 15% MSCI EAFE Index / 9% S&P MidCap 400 Index / 20% S&P 500 Index / 6% Russell 2000 Index / 8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86	5.20	5.33	5.11	N/A
42% Bloomberg Barclays U.S. Intermediate Government Bond Index / 15% Volatility Managed Index - International / 9% Volatility Managed Index - Mid Cap Core / 20% Volatility Managed Index - Large Cap Core / 6% Volatility Managed Index - Small Cap Core / 8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.59	5.08	4.88	5.67	N/A
AXA Moderate-Plus Allocation - A	(1.70)	5.21	4.87	3.89	5.70
AXA Moderate-Plus Allocation - B	(1.61)	5.21	4.86	3.75	5.53
AXA Moderate-Plus Allocation - K	(1.36)	5.47			7.78

Lipper Mixed-Asset Target Allocation Growth Funds	(0.90)	6.25	6.63	5.67	6.91

S&P 500 Index	3.99	11.66	12.10	7.42	8.20

	Annualized
	1 Year	3 Years	5 Years	10 Years	Since Inception
Bloomberg Barclays U.S. Intermediate Government Bond Index	3.93	2.41	2.31	4.07	3.62
25% Bloomberg Barclays U.S. Intermediate Government Bond Index / 20% MSCI EAFE Index / 12% S&P MidCap 400 Index / 28% S&P 500 Index / 10% Russell 2000 Index / 5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(0.29)	6.41	6.61	5.52	6.98
25% Bloomberg Barclays U.S. Intermediate Government Bond Index / 20% Volatility Managed Index - International / 12% Volatility Managed Index - Mid Cap Core / 28% Volatility Managed Index - Large Cap Core / 10% Volatility Managed Index - Small Cap Core / 5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(0.66)	6.25	5.98	6.37	N/A
AXA Aggressive Allocation - A	(2.94)	6.29	5.81	3.93	6.00
AXA Aggressive Allocation - B	(2.84)	6.29	5.80	3.79	5.84
AXA Aggressive Allocation - K	(2.68)	6.56			9.61

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds	(3.42)	6.33	6.45	4.64	6.55

S&P 500 Index	3.99	11.66	12.10	7.42	8.20

Bloomberg Barclays U.S. Intermediate Government Bond Index	3.93	2.41	2.31	4.07	3.62
8% Bloomberg Barclays U.S. Intermediate Government Bond Index / 25% MSCI EAFE Index / 14% S&P MidCap 400 Index / 39% S&P 500 Index / 12% Russell 2000 Index / 2% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(1.29)	7.67	7.91	5.81	7.78
8% Bloomberg Barclays U.S. Intermediate Government Bond Index / 25% Volatility Managed Index - International / 14% Volatility Managed Index - Mid Cap Core / 39% Volatility Managed Index - Large Cap Core / 12% Volatility Managed Index - Small Cap Core / 2% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(1.73)	7.47	7.12	7.00	N/A
Charter Alternative 100 Moderate - B	0.30				(0.96)

Lipper Alternative Other Funds	(1.41)				1.27

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.19				0.10

S&P 500 Index	3.99				9.05

Charter Alternative 100 Moderate Composite Index	(0.04)				(1.13)
Charter Conservative - B	0.73				1.20

Lipper Mixed-Asset Target Allocation Conservative Funds	1.74				3.06

Dow Jones Moderately Conservative Portfolio Index	4.09				3.60
20% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 25% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.54				1.97
Charter Moderate - B	(0.75)				1.03

Lipper Mixed-Asset Target Allocation Conservative Funds	1.74				3.06

Dow Jones Moderately Conservative Portfolio Index	4.09				3.60
35% MSCI AC World (Net) Index / 37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 18% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.63				1.95

	Annualized
	1 Year	3 Years	5 Years	10 Years	Since Inception
Charter Moderate Growth - B	(1.74)				1.02

Lipper Mixed-Asset Target Allocation Moderate Funds	0.05				3.61

Dow Jones Moderate Portfolio Index	1.73				3.78
45% MSCI AC World (Net) Index / 27% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 13% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.25				1.88
Charter Growth - B	(3.00)				0.54

Lipper Mixed-Asset Target Allocation Moderate Funds	0.05				3.61

Dow Jones Moderately Aggressive Portfolio Index	(1.10)				3.65
55% MSCI AC World (Net) Index / 17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 8% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(0.13)				1.81
Charter Aggressive Growth - B	(4.02)				0.17

Lipper Mixed-Asset Target Allocation Growth Funds	(0.90)				3.81

Dow Jones Moderately Aggressive Portfolio Index	(1.10)				3.65
65% MSCI AC World (Net) Index / 7% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 3% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	(1.51)				1.71
Charter Income Strategies - B	2.76				2.42

Lipper Flexible Portfolio Funds	(1.77)				1.68

Bloomberg Barclays U.S. Aggregate Bond Index	6.00				4.03
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.25				2.68
Charter Interest Rate Strategies - B	0.78				0.96

Lipper Flexible Portfolio Funds	(1.77)				1.68

Bloomberg Barclays U.S. Aggregate Bond Index	6.00				4.03
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.25				2.68
Charter International Moderate - B	1.15				(0.34)

Lipper Flexible Portfolio Funds	(1.77)				1.68

BofA Merrill Lynch Global Broad Market ex. U.S. Index	12.05				(0.02)
35% MSCI AC World ex. U.S. (Net) Index / 55% BofA Merrill Lynch Global Broad Market ex. U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.88				(1.19)
Charter Multi-Sector Bond - A	2.69	2.07	2.51	1.48	5.41
Charter Multi-Sector Bond - B	2.69	2.06	2.50	1.36	2.41
Charter Multi-Sector Bond - K	2.94	2.42			2.54

Lipper Core Plus Bond Funds	4.48	3.78	3.82	4.99	6.18

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	4.33	2.95	2.90	4.48	6.01

	Annualized
	1 Year	3 Years	5 Years	10 Years	Since Inception
Charter Real Assets - B	1.95				(1.31)

Lipper Alternative Other Funds	(1.41)				1.27

Bloomberg Barclays World Government Inflation-Linked Bond Index	7.39				4.98
30% Bloomberg Barclays World Government Inflation-Linked Bond Index / 70% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.33				1.56
Charter Small Cap Growth - A	(13.61)	3.56	3.90		4.69
Charter Small Cap Growth - B	(13.65)	3.56	3.85	2.85	5.78

Lipper Small-Cap Growth Funds	(9.76)	7.08	7.77	6.82	7.27

Russell 2000 Growth Index	(10.75)	7.74	8.51	7.14	6.16
Charter Small Cap Value - A	(10.58)	0.84	4.10	2.38	6.64
Charter Small Cap Value - B	(10.57)	0.84	4.08	2.24	5.16

Lipper Small-Cap Value Funds	(3.11)	6.98	8.34	5.97	9.20

Russell 2000 Value Index	(2.58)	6.36	8.15	5.15	7.64
Target 2015 Allocation - B	(0.68)	4.22	4.17		3.22
Target 2015 Allocation - K	(0.43)	4.52			6.36

Lipper Mixed-Asset Target 2015 Funds	(0.13)	4.96	5.32		4.55

S&P Target Date 2015 Index	2.21	5.73	5.65		4.98
Target 2025 Allocation - B	(1.39)	5.31	5.26		3.56
Target 2025 Allocation - K	(1.14)	5.61			7.93

Lipper Mixed-Asset Target 2025 Funds	(0.66)	5.92	5.93		4.40

S&P Target Date 2025 Index	1.36	6.48	6.41		5.26
Target 2035 Allocation - B	(1.78)	5.92	5.86		3.74
Target 2035 Allocation - K	(1.53)	6.18			8.85

Lipper Mixed-Asset Target 2035 Funds	(2.14)	6.30	6.37		3.82

S&P Target Date 2035 Index	0.61	7.07	6.97		5.31
Target 2045 Allocation - B	(2.47)	6.32	6.32		3.76
Target 2045 Allocation - K	(2.22)	6.59			9.66

Lipper Mixed-Asset Target 2045 Funds	(2.76)	6.68	6.69		3.91

S&P Target Date 2045 Index	0.06	7.38	7.29		5.31
Target 2055 Allocation - B	(3.00)				(3.75)
Target 2055 Allocation - K	(2.74)				(3.52)

Lipper Mixed-Asset Target 2055+ Funds	(2.66)				(3.59)

S&P Target Date 2055+ Index	(0.38)				(1.46)

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation	25.46%	$100,397	$1,312,848	$16,816,922
AXA Conservative-Plus Allocation	48.06	270,340	3,542,860	36,852,077
AXA Moderate Allocation	58.12	2,211,469	29,013,354	252,003,032
AXA Moderate-Plus Allocation	85.97	3,344,965	44,280,839	392,997,482
AXA Aggressive Allocation	100.00	1,493,247	19,758,527	145,772,833
CharterSM Conservative	8.14	2,519	32,308	27,294
CharterSM Moderate	14.15	3,638	46,773	109,477
CharterSM Moderate Growth	20.37	4,351	56,111	169,243
CharterSM Growth	28.25	3,115	40,490	75,498
CharterSM Aggressive Growth	43.25	1,527	19,968	—
CharterSM International Moderate	1.41	2,173	27,738	—
CharterSM Income Strategies	10.73	67	1,206	55,681
CharterSM Interest Rate Strategies	11.23	113	2,024	35,239
CharterSM Multi-Sector Bond	0.17	—	—	—
CharterSM Real Assets	4.26	263	4,696	—
CharterSM Small Cap Growth	0.00	—	—	1,514,658
CharterSM Small Cap Value	59.50	—	—	—
CharterSM Alternative 100 Moderate	23.95	355	6,357	—
Target 2015 Allocation	31.33	17,639	230,979	1,108,182
Target 2025 Allocation	51.57	52,350	676,562	—
Target 2035 Allocation	64.05	44,274	568,837	—
Target 2045 Allocation	74.30	37,023	475,907	—
Target 2055 Allocation	83.64	4,955	62,413	502,102

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	118	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise, LLC, a private equity investment firm.	23	From 2005 to April 2014, Director of The Jones Group, Inc.; from 2002 to 2011, Director of Cinedigm Digital Cinema Corp.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States; and from 1998 to 2013, Chairman of Ayco Charitable Foundation.	23	From 2014 to present, Lead Independent Director of The Westchester Event Driven Fund; from 2007 to present, Independent Lead Director of The Merger Fund VL and from April 2007 to present Director of The Merger Fund and Lead Director since 2012.
Thomas P. Lemke c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2014 to present	From 2005 to 2013, Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.	23	From February 2014 to present, Independent Trustee of the J.P. Morgan Exchange-Traded Fund Trust (5 portfolios); from February 2014 to present, Independent Trustee of SEI family of funds; from February 2014 to present, Independent Trustee of Advisors’ Inner Circle Fund III (16 portfolios); from 2014 to present, Independent Trustee of Winton Series Trust (5 portfolios); from 2014 to present, Independent Trustee of Winton Diversified Opportunities Fund; from 2015 to present, Independent Trustee of Gallery Trust (2 portfolios); from May 2014 to February 2016, Independent Trustee of O’Connor EQUUS; from October 2014 to March 2015, Independent Trustee of Victory Portfolios and Victory Institutional Funds; and from January 2014 to October 2014, Independent Trustee of Munder Series Trust.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Lead Independent Trustee	From March 2010 to present; Trustee from November 2001 to March 2010	From January 2014 to present, Assessor, Moraine Township (IL); from June 2006 to April 2012, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group; from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	23	From May 2014 to present, Independent Trustee of the Northern Funds (48 portfolios) and Northern Institutional Funds (8 portfolios).
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From November 2001 to present	From July 2015 to present, University Professor & Dean Emeritus, Rutgers School of Law-Camden; from January 2014 to June 2015, Provost of the Camden Campus of Rutgers University; from 1998 to June 2014, Dean and a Professor of Law at Rutgers School of Law-Camden; prior to 1998, Associate Dean for Academic Affairs at Northwestern University School of Law.	23	None

*	Affiliated with the portfolios’ investment manager and the distributor.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry; senior management experience with multiple insurance companies, investment management firms and investment companies; multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Gerald C. Crotty — Mr. Crotty has a background in the financial services industry; business management experience, including chief executive and chief operating officer experience, with multiple years of service as a

Trustee of the Trust and as a director of publicly-traded operating companies; multiple years of executive experience with a publicly-traded operating company and private equity investment firm; and legal and governmental experience.

Barry Hamerling — Mr. Hamerling has a background in the financial services industry; business management experience, including chief executive officer experience, with multiple years of service as a Trustee of the Trust and other registered investment companies; and prior executive experience with a financial consulting firm.

Thomas P. Lemke — Mr. Lemke has a legal background and served as General Counsel in the financial services industry, experience in senior management positions with financial services firms in addition to multiple years of service with a regulatory agency.

Cynthia R. Plouché — Ms. Plouché has a background in the financial services industry; business management experience with multiple years of service as a Trustee of the Trust; and multiple years of executive experience as a chief investment officer and portfolio manager with investment management firms.

Rayman L. Solomon — Mr. Solomon has a legal and higher education background, including executive management experience as Provost and Dean of the Rutgers School of Law — Camden and Associate Dean of Northwestern University School of Law; and multiple years of service as a Trustee of the Trust.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Brian E. Walsh 525 Washington Boulevard Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable FMG.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From November 2001 to present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present, Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kiesha Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From December 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; and from October 2007 to May 2014, Associate of Wilkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014, Associate of Milbank, Tweed, Hadley & McCloy LLP.
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President, AXA Equitable.
Joseph Signora 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From December 2015 to present	From December 2015 to present, Vice President of FMG LLC; from October 2015 to present, Senior Director, AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; and from April 2007 to October 2011, Vice President, Compliance, Artio Global Management LLC.
Richard Guinnessey 1290 Avenue of the Americas New York, New York 10104 (1963)	Vice President	From March 2010 to present	From June 2012 to present, Vice President of FMG LLC, from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
James Kelly 525 Washington Boulevard Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Roselle Ibanga 525 Washington Boulevard Jersey City, New Jersey 07310 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 525 Washington Boulevard Jersey City, New Jersey 07310 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Lorelei Fajardo 1290 Avenue of the Americas New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kathleen Chapman 1290 Avenue of the Americas, New York, New York 10104 (1954)	Assistant Secretary	From March 2015 to present	From April 2014 to present, Lead Manager/Senior Legal Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated; from 2005 to March 2011 Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above hold similar positions with another registered investment company in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2016: $652,930 and fiscal year 2015: $875,368

(b) Audit-Related Fees for fiscal year 2016: $50,206 and fiscal year 2015: $98,239

(c) Tax Fees for fiscal year 2016: $324,620 and fiscal year 2015: $187,098

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2016: $0 and fiscal year 2015: $125,000.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2016: $6,473,792

      For fiscal year 2015: $6,705,931

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ( “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 6, 2017

By:	/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 6, 2017